UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MBIA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MBIA Inc.	Joseph W. Brown
113 King Street	Chairman and Chief Executive Officer
Armonk, NY 10504
914-273-4545

March     , 2008

Dear Owners:

We are pleased to invite you to the annual meeting of MBIA shareholders on Thursday, May 1, 2008. The meeting will be held at our office located at 113 King Street, Armonk, New York, at 10:00 a.m.

Our formal agenda for this year’s meeting is 1) to vote on the election of Directors, 2) to approve the right to exercise certain warrants issued to Warburg Pincus Private Equity X, L.P. and its affiliate for shares of MBIA Inc. common stock, 3) to approve restricted stock awards to Joseph W. Brown and 4) to ratify the selection of independent auditors for 2008. After the formal agenda is completed, I will answer any questions you may have.

Whether or not you plan to attend the meeting, your vote on these matters is important to us. Please complete, sign and return the enclosed proxy card in the envelope provided. Alternatively, you can vote your proxy by telephone or through the Internet by following the instructions on the enclosed proxy card.

We appreciate your continued support on these matters and look forward to seeing you at the meeting.

Very truly yours,

Joseph W. Brown
Chairman and Chief Executive Officer

MBIA INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

We will hold the annual meeting of MBIA Inc. (“MBIA” or the “Company”) shareholders at the Company’s offices located at 113 King Street, Armonk, New York, on Thursday, May 1, 2008 at 10:00 a.m. EST in order:

1.	To elect ten directors for a term of one year, expiring at the 2009 Annual Meeting;

2.	To approve the right to exercise certain warrants issued to Warburg Pincus Private Equity X, L.P. and its affiliates for shares of MBIA Inc. common stock;

3.	To approve restricted stock awards for Joseph W. Brown;

4.	To ratify the selection of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors for the Company for the year 2008; and

5.	To transact any other business as may properly come before the meeting.

These items are more fully described in the following pages. You may vote your shares either in person at the meeting or by mailing the completed proxy card, provided you were a shareholder of record at the close of business on March 17, 2008. You may also vote your shares if you were a shareholder of record at the close of business on March 17, 2008 by telephone or through the Internet by following the instructions on the enclosed proxy card.

Shareholders are reminded that shares cannot be voted unless the signed proxy card is returned, or other arrangements have been made to have the shares represented at the meeting, or unless they vote their shares by telephone or Internet as described on the proxy card.

Sincerely,

Ram D. Wertheim
Secretary

113 King Street

Armonk, New York 10504

March     , 2008

MBIA INC.

PROXY STATEMENT

Purpose of the Proxy. This proxy statement and the enclosed proxy card are being mailed to you on or about March     , 2008 because MBIA’s Board of Directors (the “Board of Directors” or the “Board”) is soliciting your vote at the 2008 annual meeting of shareholders. MBIA’s 2007 Annual Report is included in this package as well, and together this material should give you enough information to allow you to make an informed vote.

How it Works. If you owned MBIA common stock at the close of business on March 17, 2008, you are entitled to vote. On that date, there were                      shares of MBIA common stock (which is our only class of voting stock) outstanding. You have one vote for each share of MBIA common stock you own.

Please fill in your proxy card and send it to us before the date of our annual meeting or vote by telephone or over the Internet. If you do not specify how your proxy is to be voted, it will be voted as recommended by the Board of Directors. You can revoke your proxy at any time before the annual meeting if, for example, you would like to vote in person at the meeting.

If you abstain from voting, or if your shares are held in the name of your broker and your broker does not vote on any of the proposals, your proxy will be counted simply to calculate the number of shares represented at the meeting. It will not be counted as a vote on any proposal.

Voting by Telephone or via the Internet. The Company has arranged to allow you to vote your shares of common stock by telephone or via the Internet. You may also vote your shares by mail. Please see the proxy card accompanying this proxy statement for specific instructions on how to cast your vote by any of these methods.

In order to vote your shares by telephone or via the Internet, your vote must be received by 4:00 p.m. EST on April 30, 2008. Submitting your vote by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law. If you decide to vote your shares via the Internet, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that you will have to bear.

Dissenters’ Rights. Under Connecticut law, dissenters’ rights are not available with respect to the matters included in the formal agenda for the 2008 annual meeting of shareholders.

Miscellaneous. The cost to prepare and mail these proxy materials will be borne by the Company. Proxies may be solicited by mail, in person or by telephone by directors, officers and regular employees of the Company without extra compensation and at the Company’s expense. The Company will also ask bankers and brokers to solicit proxies from their customers and will reimburse them for reasonable expenses. In addition, the Company has engaged MacKenzie Partners, Inc. of New York City to assist in soliciting proxies for a fee of approximately $6,000 plus reasonable out-of-pocket expenses.

A copy of the Company’s Annual Report on Form 10-K to the Securities and Exchange Commission is available on the Company’s website at www.mbia.com or by writing to the Corporate Communications Department, MBIA Inc., 113 King Street, Armonk, New York 10504.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors supervises the overall affairs of the Company. To assist it in carrying out these responsibilities, the Board has delegated authority to six Committees, described below. The Board of Directors met six times in regular sessions during 2007. In addition to its regular sessions, the Board met eleven times in special sessions during 2007 primarily in connection with the Company’s capital raising initiatives. The Board of Directors has regularly scheduled non-management director meetings. The Company’s policy on Board attendance, which is contained in the “MBIA Inc. Corporate Governance Practices” and can be found on the Company’s website, www.mbia.com, requires that each Director attend at least 75% of all Board meetings and Committee meetings of which that Director is a member. All of the Directors met this requirement in 2007.

Regular Board Committees

Each Board committee has a charter, which can be found on the Company’s website, www.mbia.com and are available in print to any shareholder who requests a copy by writing to the Corporate Communications Department, MBIA Inc., 113 King Street, Armonk, New York 10504. The committees are as follows:

The Executive Committee, which at year-end consisted of Messrs. Dunton (Chair), Clapp, and Kearney, met once during 2007. This Committee is authorized to exercise powers of the Board during intervals between Board meetings, subject to limitations set forth in the By-Laws of the Company. As of the date of this proxy, the members of the Executive Committee are Messrs. Brown (Chair), Clapp, Coulter and Kearney.

The Finance Committee, which at year-end consisted of Messrs. Rolls (Chair) and Walker, Dr. Meyer and Ms. Perry, met four times in regular sessions during 2007. Mr. Brown served as Chair and as a member of the Committee until May 3, 2007, at which time Gary Dunton was elected as Chair and as a member of the Committee. Mr. Dunton served as Chair and as a member of the Committee until November 8, 2007, at which time Mr. Rolls was elected Chair of the Committee. This Committee approves and monitors the Company’s investment policies, activities and portfolio holdings, and reviews investment performance and asset allocation. As of the date of this proxy, the members of the Finance Committee are Messrs. Rolls (Chair), Brown, Lee, and Dr. Meyer.

The Credit Risk Committee, which at year-end consisted of Dr. Meyer (Chair), Messrs. Kearney and Moffett and Ms. Perry, met four times in regular sessions during 2007. Mr. Brown served as a member of the Committee until May 3, 2007 and Mr. Moffett was elected as a member of the Committee effective on May 3, 2007. This Committee monitors the underwriting process to ensure compliance with guidelines, and reviews proposed changes to underwriting policy and guidelines. It also reviews the Company’s exposure guidelines for the insurance portfolio and the Company’s overall portfolio analyses. As of the date of this proxy, the members of the Credit Risk Committee are Dr. Meyer (Chair), and Messrs. Coulter, Kearney and Moffett.

The Compensation and Organization Committee, which at year-end consisted of Mr. Kearney (Chair), Dr. Gaudiani, and Messrs. Rolls, Vaughan and Yabuki, met five times during 2007. Mr. Vaughan was elected as a member of the Committee effective on August 3, 2007. This Committee reviews and approves overall policy with respect to compensation matters. The Committee reviews the performance of the Chairman and Chief Executive Officer and makes recommendations to the Board on his compensation. The Committee approves senior officer compensation and reviews significant organizational changes and executive succession planning. As of the date of this proxy, the members of the Compensation and Organization Committee are Messrs. Kearney (Chair), Coulter, Rolls, Vaughan and Yabuki and Dr. Gaudiani.

The Audit Committee, which at year-end consisted of Mr. Moffett (Chair), Ms. Perry and Messrs. Rolls, Vaughan and Yabuki, met five times in regular sessions during 2007 and once in a special session. Messrs. Moffett and Vaughan were elected as members of the Committee on May 3, 2007 and August 3, 2007, respectively. Mr. Rolls served as Chair of the Committee until November 8, 2007, at which time Mr. Moffett was elected Chair of the Committee. This Committee reviews the Company’s annual and quarterly financial statements, reviews the reports of the Company’s independent auditors and the performance of those auditors. The Committee also reviews the qualifications of the Company’s Internal Audit Department. In accordance with the Audit Committee Charter and the listing standards of the New York Stock Exchange, each of the Audit Committee members is independent. In addition, the Board has designated Messrs. Moffett, Rolls, Vaughan and Yabuki as the “audit committee financial experts” (as defined under applicable Securities and Exchange Commission rules) on the Audit Committee. As of the date of this proxy, the members of the Audit Committee are Mr. Moffett (Chair) and Messrs. Rolls, Vaughan and Yabuki.

The Nominating/Corporate Governance Committee, which at year-end consisted of Dr. Gaudiani (Chair) and Messrs. Clapp, Kearney and Walker, met six times during 2007. The Committee is responsible for MBIA’s Corporate

Governance Practices, which establish corporate governance guidelines and principles with respect to the role of the Board of Directors, meetings of the Board of Directors, Board structure, policy on Board attendance and committees of the Board. This Committee also makes recommendations to the Board on Director nominees and on the size and composition of the Board. It also recommends guidelines and criteria for the selection of nominees. All members of the Nominating/Corporate Governance Committee are Independent Directors as required by the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Practices As of the date of this proxy, the members of the Nominating/Corporate Governance Committee are Dr. Gaudiani (Chair), and Messrs. Clapp, Kearney and Lee.

Role of the Compensation and Organization Committee

MBIA’s Compensation and Organization Committee (for purposes of this section, the “Committee”) is made up of six independent members of the Board of Directors who are not current or former employees of the Company and are not eligible to participate in any of the programs that it administers. The Compensation and Organization Committee sets the overall compensation principles of the Company and evaluates the Company’s entire compensation program at least once a year. As part of its specific responsibilities (i) it reviews for approval the recommendations of the Chief Executive Officer (the “CEO”), for the aggregate level of compensation to be paid to all employees of the Company, (ii) it reviews the recommendations of the CEO for the individual compensation levels for members of the senior leadership team, which includes the Company’s senior management team (which, excluding Jay Brown, are referred to in this section as “Executives”), and (iii) it establishes and recommends to the Board the compensation level of the CEO. The Board approves the CEO’s and Executives’ compensation levels.

Since 2005, the Committee has retained Frederic W. Cook & Co., a compensation consulting firm, to assist and advise it in conducting a periodic comprehensive review of the Company’s compensation plans for appropriateness and to assess the competitiveness of the Company’s compensation levels for its insurance operations relative to market practice. In particular in 2007, the Committee directed the compensation consultant to review and advise it with respect to the terms of employment of Jay Brown, the terms of the severance paid to Mr. Dunton, the bonus payouts paid to the named executive officers and other senior executives of the company for 2007 and the special retention and incentive programs instituted for the named executives officers and employees of the company. In 2007, the compensation consultant had contact with the Company’s Chief Executive Officer, its Chief Administrative Officer and the Compensation Committee Chair and Committee members during the year in performing their work.

Process for Director Searches

Potential Director nominees are selected in light of the Board’s needs at the time of recommendation. The Nominating/Corporate Governance Committee has engaged a third-party search firm to assist in identifying and evaluating potential nominees. The Committee assesses potential nominees on various criteria, such as relevant business and other skills and experience, personal character and judgment and diversity of experience. The Committee also considers the ability of potential nominees to devote significant time to Board activities. The independence and financial literacy of potential nominees, as well as their knowledge of and familiarity with the Company’s businesses, are additional considerations in the Committee’s selection process. Potential nominees are reviewed and evaluated first by the third-party search firm, which then forwards all nominees for review and evaluation by the Chair of the Committee and then, at the Chair’s discretion, by the entire Committee, which decides whether to recommend a candidate for consideration by the full Board. Potential nominees are interviewed by each member of the Committee and by the Chairman and the Chief Executive Officer.

The Nominating/Corporate Governance Committee would evaluate potential nominees suggested by shareholders on the same basis as all other potential nominees. Shareholders may recommend a potential nominee by sending a letter to the Company’s Corporate Secretary at MBIA Inc., 113 King Street, Armonk, New York 10504. No potential nominees were recommended by shareholders in 2007.

Directors’ Compensation

Independent Directors Retainer and Meeting Fees. In 2007, the Company paid Directors who are not Executive Officers an annual retainer fee of $40,000, plus an additional $2,000 for attendance at each Board meeting and each meeting of each Committee on which they served (and $1,000 for each special telephonic meeting). The Company also paid each Committee Chair an annual Committee Chair retainer of $15,000, and the Lead Director an annual Lead Director retainer of $25,000. New board members are paid a $2,000 orientation fee.

An eligible Director may elect annually to be paid the retainer and meeting fees either in cash on a quarterly basis with no deferral of income, or to defer receipt of all or a portion of such compensation until a time following termination of such

Director’s service on the Board. A Director electing to defer compensation may choose to allocate deferred amounts to either a hypothetical investment account (the “Investment Account”), or a hypothetical share account (the “Share Account”), which have been set up to credit such deferred payments. Until December 31, 2004, such deferral election was made under the Company’s Amended and Restated Deferred Compensation and Stock Ownership Plan for Non-Employee Directors, which was approved by the Board and the shareholders in 2002. As of January 1, 2005, deferral elections are made under the MBIA Inc. 2005 Non-employee Director Deferred Compensation Plan (which plan is substantially similar to the Amended and Restated Deferred Compensation and Stock Ownership Plan for Non-Employee Directors, but is designed to comply with the requirements of Section 409A of the Code for amounts deferred on or after January 1, 2005). The total number of shares reserved under the plans may not exceed 100,000 shares, subject to adjustment In the event of any stock dividend or stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of shares, rights offering to purchase Common Stock at a price substantially below fair market value or other similar corporate change.

Amounts allocated to the Investment Account are credited to a hypothetical money market account earning hypothetical interest based on the Lehman Brothers Government/Corporate Bond Index. Amounts allocated to the Director’s Share Account are converted into units with each such unit representing the right to receive a share of common stock at the time or times distributions are made under the plan. Dividends are paid as stock units each quarter. Distributions of amounts allocated to the Share Account are made in shares of common stock. No transfers are permitted between the accounts. As of year-end, all of the non-employee Directors, except for one Director, deferred at least a portion of their 2007 retainer and meeting fees into the Share Account, with one Director receiving retainer and meeting fees as cash payments.

Independent Directors Restricted Stock Grants. In addition to the annual cash fees payable to Directors for 2007, the Company also granted non-employee Directors an award of restricted stock in 2007 with a value of $50,000 under the MBIA Inc. 2005 Omnibus Incentive Plan (the “Omnibus Plan”), which was approved by the Board and the shareholders in 2005. New directors elected to the Board also receive a one-time grant of restricted stock under the Omnibus Plan with a value of $75,000 instead of $50,000. Messrs. Moffett and Vaughan received such a grant in 2007.

The restricted stock granted to Directors under the Omnibus Plan are subject to forfeiture restrictions and restrictions on transferability. The period of restriction generally continues until the 10th anniversary of the date of the restricted stock grant. The restriction period applicable to a restricted stock award will lapse and the shares of restricted stock will become freely transferable prior to the 10th anniversary of the date of the restricted stock grant upon the earlier of: (i) the death or disability of a participating Director, (ii) a change of control in the Company as defined in the Omnibus Plan, (iii) the Company’s failure to nominate a participating Director for re-election, or (iv) the failure of the shareholders to elect a participant Director at any shareholders meeting. Unless otherwise approved by the Compensation and Organization Committee of the Board, if a participating Director leaves the Board for any reason other than the foregoing at any time prior to the 10th anniversary of the date of the restricted stock grant, all unvested shares will revert back to the Company. During the restricted period, a participating Director receives dividends with respect to, and may vote, the restricted shares.

Under the Omnibus Plan, the Compensation and Organization Committee of the Board of Directors has the discretionary authority to determine the Directors to whom restricted stock will be granted and the terms and conditions of such restricted stock, including the number of shares of restricted stock to be granted, the time or times at which the restricted stock will vest, whether any restriction shall be modified or waived after the date of grant, and the rights of a participant with respect to the restricted stock following the participant’s termination of service as Director.

Independent Directors’ Total Compensation Summary. Independent Directors’ compensation for 2007 consisted of the following components.

2007 Compensation Components	Amount
Board Retainer	$40,000
Committee Chair Retainer	$15,000
Lead Director Retainer	$25,000
Board & Committee Meeting Fee (per meeting)	$2,000
Special Telephonic Meeting Fee (per meeting)	$1,000
New Board Member Orientation Fee (per day)	$2,000
Annual Restricted Stock Grant	$50,000
New Director Restricted Stock Grant	$75,000

Independent Directors’ Total Compensation Paid in 2007. The following table is a summary of total compensation paid and recognized in 2007 for each of the Independent Directors. We do not provide perquisites to our directors.

Name (a)	Retainer and Meeting Fees ($) (b)	Stock Awards ($) (c) (1)	All Other Compensation ($) (d) (2)	Total Compensation ($) (e)
David C. Clapp	100,000	28,343	34,231	162,575
Claire L. Gaudiani	98,000	28,343	27,856	154,200
Daniel P. Kearney	106,000	28,343	34.925	169,269
Laurence H. Meyer	92,000	20,838	10,468	123,306
David M. Moffett	60,000	5,002	721	65,723
Debra J. Perry	90,000	20,840	11,364	122,204
John A. Rolls	103,000	28,343	36,954	168,298
Richard C. Vaughan	39,000	3,126	502	42,628
Richard H. Walker	82,000	10,839	3,296	96,136
Jeffery W. Yabuki	75,000	15,839	5,736	96,575

(1)	The amounts shown represent the dollar amount of stock compensation expense recognized in 2007 under FAS 123R (excluding any reduction with respect to the risk of forfeitures), and includes compensation costs associated with stock awards granted in previous years as well as any stock awards granted in 2007. For a discussion of valuation assumptions, see Note 24 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. Following is the grant date fair value of the individual stock awards granted on May 3, 2007 for each Director. Mr. Clapp received $50,000, Dr. Gaudiani received $50,000, Mr. Kearney received $50,000, Dr. Meyer received $50,000, Ms. Perry received $50,000, Mr. Rolls received $50,000, Mr. Walker received $50,000 and Mr. Yabuki received $50,000. The number of shares awarded was based on the share price of $70.78 on the date of grant. Mr. Moffett received a new director stock award on May 3, 2007 in the amount of $75,000 with the number of shares awarded based on the share price of $70.78 on the date of grant. Mr. Vaughan received a new director stock award on August 3, 2007 in the amount of $75,000 with the number of shares awarded based on the share price of $50.83 on the date of grant.
(2)	The amounts shown represent hypothetical dividends on retainer and fees that are deferred into the Share Account and dividends paid on restricted stock and restricted stock units. See the table below for details.

Directors’ Other Compensation Paid in 2007 and Deferred Compensation Balances and Equity Award Holdings as of Year-end. The following table represents Directors’ dividend and dividend equivalents paid in 2007 and account balances under the Share Account (deferred retainer & meeting fees) and restricted stock holdings as of December 31, 2007. As described under “Independent Directors Retainer and Meeting Fees” above, a Director may choose to allocate deferred amounts to either an Investment Account or a Share Account. There are no Directors who have deferred their compensation into an Investment Account and, therefore, there are no investment account balances to disclose as of December 31, 2007.

	Share Account Dividends Paid in 2007 ($)	Restricted Stock Dividends Paid in 2007 ($)	Restricted Stock Unit Dividends Paid in 2007 ($)	Share Account Balance as of Dec. 31, 2007 ($)	Restricted Stock Holdings as of Dec. 31, 2007 ($)	Restricted Stock Unit Holdings as of Dec. 31, 2007 ($)
David C. Clapp	22,593	7,008	4,630	327,475	104,607	65,042
Claire L. Gaudiani	16,218	7,008	4,630	227,841	104,607	65,042
Daniel P. Kearney	23,287	7,008	4,630	338,041	104,607	65,042
Laurence H. Meyer	5,867	4,601	0	91,742	70,887	0
David M. Moffett	0	721	0	0	19,748	0
Debra J. Perry	6,848	4,516	0	104,953	69,695	0
John A. Rolls	25,316	7,008	4,630	366,162	104,607	65,042
Richard C. Vaughan	0	502	0	0	27,498	0
Richard H. Walker	1,214	2,082	0	25,055	35,602	0
Jeffery W. Yabuki	2,485	3,251	0	40,300	51,978	0

Executive Officer Directors. Mr. Brown served as a Director through May 3, 2007 and received no compensation for his services during 2007 as Director. Upon his retirement from the Board, Mr. Brown received a distribution of the shares of stock underlying the hypothetical stock units granted to Mr. Brown during his service with the Board prior to his becoming an executive officer of the Company. Mr. Dunton served as Director through December 31, 2007 and received no compensation for his services as Director.

ENHANCEMENTS/CHANGES TO BY-LAWS AND CORPORATE GOVERNANCE PRACTICES

The Board of Directors approved an amendment to the By-Laws of the Company on January 11, 2007 in order to make the common stock of MBIA Inc. eligible to participate in a direct registration system, as required by changes to the New York Stock Exchange Listed Company Manual approved by the Securities and Exchange Commission on August 8, 2006.

The Board also approved an amendment to the By-Laws of the Company on May 3, 2007 providing for a majority voting standard in uncontested Director elections and for the tender of resignation by any Director failing to receive a majority of votes cast for him or her in such an election. The Board also approved on the same date, an amendment to the MBIA Inc. Board Corporate Governance Practices implementing the By-Law amendment.

The Board also approved an amendment to the By-Laws of the Company on January 25, 2008 in order to fix the maximum number of Directors constituting the entire Board at 13, effective as of the closing of the Investment Agreement between the Company and Warburg Pincus Private Equity X, L.P., which closed on January 30, 2008.

The current By-Laws, as amended, were filed as an exhibit to the Form 8-K filed on January 31, 2008 and both the By-Laws and the Corporate Governance Practices can be found on the Company’s website, www.mbia.com, and are available in print to any shareholder who requests a copy by writing to the Corporate Communications Department, MBIA Inc., 113 King Street, Armonk, New York 10504.

COMPANY STANDARD OF CONDUCT

The Company has adopted a Standard of Conduct that applies to all Directors, Executive Officers, employees and certain third parties. The Standard of Conduct, which also constitutes a code of ethics as that term is defined in Item 406(b) of Regulation S-K, can be found on the Company’s website, www.mbia.com, and is available in print to any shareholder who requests a copy by writing to the Corporate Communications Department, MBIA Inc., 113 King Street, Armonk, New York 10504. The Company amended its Standard of Conduct effective January 1, 2008. The amendments do not represent substantive amendments or material departures from the existing provisions of the Code.

REPORT OF THE AUDIT COMMITTEE

To:	The MBIA Inc. Board of Directors
From:	The Audit Committee:
Mr. David M. Moffett (Chair)
Ms. Debra J. Perry
Mr. John A. Rolls
Mr. Richard C. Vaughan
Mr. Jeffery W. Yabuki

The Audit Committee is composed of five Independent Directors who are not employees or officers of the Company. In the business judgment of the Board, these Directors are free of any relationship that would interfere with their independent judgments as members of the Audit Committee.

This report of the Audit Committee covers the following topics:

1.	Respective Roles of the Audit Committee, Company Management and the Independent Registered Public Accounting Firm (“Independent Auditors”)

2.	2007 Activities

3.	Limitations of the Audit Committee

1.	Respective Roles of the Audit Committee, Company Management and the Independent Auditors

We are appointed by the Board of Directors of the Company to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company and of other material financial disclosures made by the Company, (2) the qualifications and independence of the Company’s independent auditor, (3) the performance of the Company’s internal audit function and independent auditor, (4) the Company’s compliance policies and procedures and its compliance with legal and regulatory requirements and (5) the performance of the Company’s operational risk management function. We also recommend to the Board of Directors the selection of the Company’s outside auditors.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the Company’s Internal Audit Department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors, PricewaterhouseCoopers LLP (PwC), are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and expressing an opinion with respect to the fair presentation of the consolidated financial statements in accordance with accounting standards generally accepted in the United States of America and the effectiveness of internal control over financial reporting.

2.	2007 Activities

In performing our oversight role for 2007, we have:

•	considered and discussed the audited financial statements for 2007 with management and the independent auditors;

•

discussed and reviewed all communication with the auditors, as required by Statement on Auditing Standards No. 61, “Communications with Audit Committees.” We have received a letter from the independent auditors as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In connection with this requirement, PwC has not provided to the Company any information technology consulting services relating to financial information systems design and implementation;

•	considered the other non-audit services by the Company’s independent auditors and concluded that such services were not incompatible with maintaining their independence;

•	held special meetings in connection with the Company’s capital raising initiatives;

•	oversaw and discussed with management and PwC the Company’s establishment of unallocated loss and case basis reserves and its mark to market adjustments

•	performed other functions as set forth in the Audit Committee Charter.

Based on the reviews and discussions we describe in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Charter, we recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

3.	Limitations of the Audit Committee

As members of the Audit Committee, we are not employees of the Company nor are we professionally engaged in, nor experts in the practices of, auditing or accounting. Nor are we experts with respect to determining auditor independence. We rely on the information, representations, opinions, reports or statements, including financial statements and other financial data prepared or presented by officers or employees of the Company, its legal counsel, independent accountants or other persons with professional or expert competence. Therefore, we do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PwC is in fact “independent.” Furthermore, the Audit Committee has not conducted independent procedures to ensure that management has maintained appropriate accounting and financial reporting principles or internal controls designed to assure compliance with accounting standards and applicable laws and regulations.

Date: March 14, 2008

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis discusses the Company’s (“we” and “our” also refer to the Company) compensation programs as they applied to the named executive officers (the “Executives”) for 2007, and certain compensation actions taken in respect of 2008 as a result of events that adversely affected the Company’s stock price and book value during the fourth quarter of 2007. These events had a material impact on the compensation payable to our executive officers in respect of 2007, and in the judgment of our management and the Compensation and Organization Committee (the “Compensation Committee”), made it necessary to implement interim retention and incentive programs. They have also led us to reevaluate our compensation programs for 2008 and future years.

The Company was adversely affected by market driven events beginning in the fourth quarter of 2007 which essentially overrode what had otherwise been a year of strong performance. For example:

•	the Company’s 2007 revenues increased in both the insurance and asset management operations;

•	scheduled earned premiums increased, quarter over quarter, in each of the four quarters of 2007 (which had not occurred since 2003); and

•	several significant remediations were successfully and favorably completed, which presented a portfolio with minimal exposure coming into the period of mortgage market dislocations.

The adverse market driven events led to significant declines in our stock value and in our book value. These declines impacted significantly our shareholders, as well as our Executives, who due to a combination of factors, including our share ownership guidelines and the heavy emphasis in our compensation programs on performance based equity compensation, had substantial holdings in, or compensation valued by reference to, our stock.

As mentioned above, these market driven events also materially affected the compensation payable to our executive officers in respect of their 2007 services. As is described in greater detail below, (1) annual bonuses were paid to these officers at 40% of their target bonus awards, the lowest level of payment in the Company’s history and (2) the long-term performance awards for the 2005-2007 performance period (our so-called MBV Restricted Stock) produced a zero payment for all participants. Moreover, we currently believe that the effect of these events on the performance formula will likely result in the forfeiture of a substantial portion, if not all, of similar MBV Restricted Stock granted for the performance periods 2006-2008 and 2007-2009.

Faced with a situation where (1) the compensation of the executive officers for 2007 was significantly reduced from competitive levels, as well as from prior periods, (2) outstanding retention and incentive awards were likely to be ineffective, and (3) it was deemed critical to retain the services of these executives over the next 12 month period, the Compensation Committee, at the suggestion of Mr. Jay Brown, our new Chairman and Chief Executive Officer, decided to institute special retention and incentive programs designed to retain the services of key executives through February 2009. These arrangements are described in greater detail below.

The Compensation Committee also determined to postpone making annual compensation awards, traditionally made in February, and to reevaluate the design of such programs and the applicable performance measures, in light of the Company’s current circumstances. As an interim step, however, the Compensation Committee made some salary adjustments in March 2008, reflecting the fact that, for some officers, the existing annual bonus program incorporated amounts that the Compensation Committee concluded should more properly be characterized as base salary. These actions are also described in greater detail below.

In February 2008, Gary Dunton resigned as Chief Executive Officer, and the Board determined to bring Jay Brown back into that position. In connection with this action, the Company entered into a special incentive arrangement with Mr. Brown, and a separation package with Mr. Dunton. The Company’s motivation and intent in the structure of these arrangements are described below in the Compensation Discussion and Analysis, and further detail on the terms of these arrangements is provided elsewhere in this proxy statement.

1.	The Role of the Compensation Committee, the Consultant and the Executive Officers in Setting Compensation

The Compensation Committee is responsible for overseeing the Company’s compensation programs generally and for all significant decisions regarding the Executives’ compensation. The Compensation Committee is assisted in making its determinations by its independent consultant, Frederic W. Cook & Co. Inc. (“Cook”). Aside from its role as the Compensation Committee’s independent consultant, Cook provides no services to the Company.

Cook assists the Compensation Committee in evaluating the competitiveness of our programs, in reviewing the recommendations made by management, and in designing and structuring specific compensation awards to effect the objectives that the Compensation Committee seeks to achieve. When making compensation decisions, the Compensation Committee also considers recommendations of our Chief Executive Officer (except with respect to the Chief Executive Officer’s compensation), as well as information provided by Kevin Silva, our Chief Administrative Officer, who administers our compensation and benefits programs. In fulfilling its duties, and developing its recommendations, to the Compensation Committee, Cook will consult with our Chief Executive Officer, Mr. Silva and others, as it deems necessary or appropriate. Among other things, such consultation enables Cook to understand the business objectives targeted by management’s recommendations on compensation and the data upon which management recommendations have been developed.

2.	Guiding Principles of Compensation

The fundamental goal of the Company’s compensation program is to attract and retain a highly skilled team of executives and employees who will achieve superior performance that builds shareholder value. The Company’s compensation program is significantly linked to shareholder interests as our emphasis is and has always been on pay for performance, with individual and corporate performance rewarded on a short term and long term basis. In addition, in taking actions in 2008, both with respect to compensation for 2007 and thereafter, the Compensation Committee has taken into account extraordinary, market driven events that have adversely affected both our Company and the compensation of our employees. As is described below, the Compensation Committee has taken steps to assure that the Company can retain and properly motivate our highly qualified team of executives and employees.

Specifically, the principles that guide our compensation program include:

Pay Competitively. It has been our consistent policy that compensation should be competitive with organizations with comparable business profiles and similar financial performance to enable the Company to attract and retain top talent. At least once a year, the Compensation Committee compares executive target and actual compensation with data from a group of peer companies, the composition of which we also review periodically. Cook assists the Compensation Committee in evaluating the competitiveness of our program and provides comparative “benchmark” data.

The Executives’ total compensation (including base salary, annual bonus and long-term incentive compensation) is targeted to range from the 50th to 75th percentile of the peer companies’ total compensation for each job, given Company, business unit and individual performance in any given year. Actual compensation may fall above or below the target based on actual performance during the period. For example, the compensation actually realized for 2007 for each of our Executives was well below targeted compensation.

The benchmark group used by the Compensation Committee to determine 2007 compensation consisted of a broad group of 16 companies representing insurance, financial guaranty and other relevant businesses. Individual peer companies are also selected based on comparable size measures relative to the Company such as net income, assets and market capitalization. The companies included in the benchmark group were: ACE Limited, Chubb, Fidelity National Financial, Genworth Financial, Lincoln National, Old Republic International, PartnerRe Limited, Safeco, Everest Re Group, Ambac Financial Group, MGIC Investment, Radian Corp., Security Capital Assistance (“XL Capital”), Moody’s, Franklin Resources and T. Rowe Price.

Pay for Performance. We believe that an executive’s compensation should generally reflect his or her achievement of agreed upon short term and long term individual goals; where appropriate, the performance of the executive’s unit, as determined by the unit’s achievement of specified unit goals; and the performance of the Company as a whole, based on the achievement by the Company of goals determined by the Compensation Committee.

Align Employee and Shareholder Interests. We have historically designed our programs so that, as an executive assumes greater seniority and responsibility, his or her compensation should have a greater emphasis on long-term incentives that encourage superior performance that builds long-term value for the Company and its shareholders. This emphasis is intended to further align the executive’s interests with the interests of both the Company and its shareholders. This has been accomplished by increasing the percentage that long-term incentives represent of an Executive’s overall compensation as the Executive’s responsibility increases.

3.	Components of Total Compensation

The Company has generally compensated our executives utilizing a program comprised of three main elements: base salary, annual bonus and long-term incentive awards. In establishing total compensation, the greatest emphasis has historically been placed on variable, performance based compensation, with long-term incentive compensation generally representing the greatest percentage of each Executive’s compensation. As noted above, the Compensation Committee and management also believe that the percentage of total compensation comprised of long-term incentive elements should rise as an Executive’s level of responsibility increases. Thus, in 2007 and prior years, for persons serving as executive officers, base salary was targeted to account for between 10% and 20%, annual cash bonus opportunities were targeted to be between 25% and 30%, and long-term incentive compensation opportunities were designed to represent between 55% and 65% of such annual total compensation opportunities.

As noted above, the business conditions facing the Company beginning in the fourth quarter of 2007 have caused the Compensation Committee to make adjustments in our compensation programs to reflect and to react appropriately to the circumstances currently prevailing. In late 2007 and early 2008, the Company found itself facing a significant need for new capital due largely to the rapid decline in the U.S. residential real estate market, and the near total collapse in global liquidity for structured financial products. We have taken significant steps to address these needs, raising in excess of $2.6 billion in capital in the first quarter of 2008. Such circumstances also required a re-focus of management’s efforts on critical and immediate initiatives, and have led to a re-evaluation by the Compensation Committee and management of what kinds of incentives are appropriate for management over the medium to long-term. Accordingly, in February 2008, when we would have ordinarily made long-term incentive awards based on 2007 performance, the Compensation Committee, with advice and assistance from Cook and the Compensation Committee’s independent legal counsel, instead approved the special one-year retention and performance awards described in greater detail below. The Compensation Committee, working with Cook and management of the Company, is reviewing: (1) what kinds of long-term incentive awards would be appropriate for 2008, (2) what annual bonus targets should be used for 2008 as well as (3) all aspects of the of three main elements of our program: base salary, annual bonus and long-term incentive awards for 2008 and going forward.

Fixed Compensation (Salary)

Salary levels for the Executives are generally based on the job content of each position and on competitive salaries for comparable positions. From time to time adjustments are made based on the Executive’s experience, performance and potential. For 2007, we targeted base salaries for Executives at close to the median salary of executives in similar positions in the benchmark group described above. The Compensation Committee determined to increase Mr. Dunton’s base salary for 2007 from $825,000 to $960,000 in connection with its decision to lower Mr. Dunton’s total compensation by lowering his long-term incentive opportunity and slightly increasing his annual cash opportunity (including base salary and bonus). No adjustments were made in respect of 2007 to reflect individual factors for any of the Executives.

The Compensation Committee approved salary increases for 2008 that, for Messrs. Chaplin, Corso, and Sonkin, as well as for certain other executive officers, reflect a realignment of annual cash compensation opportunities between base salary and annual bonus. In taking such action, the Compensation Committee concluded that prior compensation practices have generally included as part of the annual bonuses amounts that were, in fact, part of an Executive’s basic compensation.

Annual Variable Compensation (Performance Bonus)

The annual performance cash bonus component of incentive compensation is designed to compensate Executives for overall Company performance, the performance of their unit (to the extent applicable) and their individual performance in the relevant year. For 2007, bonus targets ranged up to 200% of base salary for Executives other than our Chief Executive Officer, based on the Executive’s role within the Company. Mr. Dunton’s (our former Chief Executive Officer) target bonus was changed from 250% of base salary for 2006 to 265% of base salary for 2007, in connection with the Compensation Committee’s decision to lower Mr. Dunton’s total compensation by lowering his long-term incentive opportunity and slightly increasing his annual cash opportunity.

The performance objectives for 2007 established in the beginning of the year consisted of (1) Company financial goals (including criteria related to modified book value, adjusted book value, operating return on equity, operating earnings per share, risk adjusted return on equity, net present value NIACC, credit quality, gross insurance company expense and asset management operating income), (2) risk management (including underwriting and pricing discipline and completing key remediations including Eurotunnel and Royal), (3) expanding the Company’s business by increasing products, clients, and geographic credit risk management and (4) continuing to develop the best talent in the industry to deliver shareholder value. As noted above, due to the impact of mark to market changes on the performance criteria established by the Compensation Committee for 2007, the performance measurements based on Company financial results overwhelmed the other criteria used by the Compensation Committee to measure performance and would have resulted in no bonuses for 2007.

Because of the need to retain critical personnel in the current environment and to reflect achievement of positive performance in 2007 in other aspects of the Company’s business, based on its subjective judgment and the recommendation of Mr. Brown, the Compensation Committee approved 2007 bonus payouts for all executive officers who were in office at the end of 2007 at 40% of their target annual bonus awards. No adjustments were made to reflect individual or unit performance. This action resulted in a significant decrease (for some Executives, a more than 50% decrease) in the annual bonus payable as compared to 2006 levels. These amounts represented the lowest annual bonus payout in the Company’s history, as bonus payouts over the last ten years have ranged from 75% to 90% of the targeted awards. Bonuses for the Company’s other employees were approved at three levels: managing directors were paid at 65% of target, vice presidents and directors were paid at 75% of target and AVPs and below were paid at 85% of target.

Long-Term Incentive Awards

Actions Pertaining to 2007 Compensation. Starting with long term incentive awards made in 2005 for the 2004 performance year, the Company made awards to Executives in the form of restricted stock that would generally vest three years after the grant date, subject to the achievement of a specified level of growth in modified book value (“MBV”) per share over such three-year period. The number of shares of MBV restricted stock that would vest at the end of each three-year performance period was to depend on growth in MBV over the three-year period, but could not exceed the number of shares granted. For example, if MBV grew by 30% or more over the three-year period, then 100% of the MBV restricted stock was to vest. If MBV growth over the three-year period was lower than 30%, the number of shares of MBV restricted stock that was to vest at the end of the three-year period was to be adjusted downward in proportion to the amount by which actual growth in MBV over the three-year period was below 30%. MBV restricted stock continues to vest as if the employee continued to be employed under certain conditions, including termination of employment without cause, death or disability or a change of control of the Company.

Consistent with our usual practices, in early 2007, the Compensation Committee granted MBV restricted stock awards to each of the Executives (other than Messrs. Brown and Budnick, each of whom was scheduled to retire in 2007). The target number of MBV restricted stock that could be earned by Executives in respect of the awards granted in 2007 was based on their compensation band at the time of grant. The number of shares granted to Mr. Dunton in 2007 had a grant date value based on 194% of the sum of his prior year’s base salary plus his bonus for the prior year. This percentage was a reduction from that in effect for prior years (Mr. Dunton’s grant in 2006 was based on 235% of the sum of his prior year’s base salary plus his bonus for the prior year), reflecting the Compensation Committee’s decision to reduce Mr. Dunton’s total compensation opportunities. The number of shares that the other Executive’s were granted as 2007 awards was based on a grant date value ranging from 100% to 140% of the sum of the prior year’s base salary plus bonus. These ranges were established to reflect market practices and each Executive’s position with the Company and to deliver a large component of pay in long term incentive awards.

In addition to the MBV Restricted Stock awards granted in February 2007, the Compensation Committee awarded a one-time restricted stock award on August 3, 2007 to Mr. Sonkin in recognition of his critical role in the success of the Eurotunnel credit, its remediation and the recovery of all fees and expenses at no loss to the Company. The value of the award was one million dollars on the grant date (valued at the closing share price on that date), with 50% of the restricted stock vesting on the second anniversary of the grant date and 50% of the restricted stock vesting on the fourth anniversary of the grant date.

As a result of the impact of market conditions on the Company’s performance, the MBV Restricted Stock awards made in 2005 for the 2005-2007 period were not earned, and were forfeited. Additionally, the value of the existing award cycles for 2006-2008 and 2007-2009 are substantially lower than expected and may not be earned because of the impact on the MBV formula of the Company’s recent performance. The effect of such performance on such incentives, and the absence of otherwise effective retention and incentive tools in large part prompted the adoption of the retention and Success Bonus arrangements described below.

Retention Awards and Special Payments. As noted above, unlike prior years, long-term incentive awards were not granted in February 2008 in respect of 2007 performance. The Compensation Committee concluded that a re-evaluation of the Company’s long-term incentive program was needed prior to being able to consider granting such awards. However, because of the need to emphasize immediate objectives and to assure that the Company retains the services of key executives during the next year, which will be a critical period for the Company, in late February 2008, the Compensation Committee approved cash retention awards for each of the Company’s current executive officers, other than Mr. Brown (whose compensation arrangements are described below). The Compensation Committee also approved cash retention awards for all other active employees of the Company. Payment of these retention awards is generally conditioned upon the recipient’s continuous employment with the Company through February 28, 2009, except that the full award will be payable if employment is involuntarily terminated prior to that date by the Company without cause, or due to death or disability.

Additionally, the Compensation Committee also approved the granting of certain cash success awards (the “Success Bonus”) for certain executive officers (i.e., Messrs. Chaplin, Corso, Fallon, Sonkin and Wertheim), that will become payable, if at all, if the Company achieves predetermined goals to be established by the Compensation Committee. It is expected that the payment of the Success Bonus will be based on the attainment of certain goals during the period commencing in the fall of 2007 and continuing until December 31, 2008, including the successful conclusion of the Company’s capital strengthening plan, the achievement of financial stability, and the achievement and stability of its ratings.

In determining to implement these retention arrangements and make available the Success Bonuses, the Committee took into consideration that, as a result of a combination of factors, including our share ownership guidelines and our heavy emphasis on equity based compensation, our executive officers suffered along with our shareholders as a result of the decline in the value of our stock (as is illustrated in the table set forth below under Item 6, Stock Ownership Guidelines).

Future Awards. Also as noted above, the Compensation Committee, in consultation with Cook and Mr. Brown, is evaluating the design of our long-term incentive compensation awards in conjunction with its review of salary levels and annual bonuses. The value of outstanding MBV restricted stock awards granted in 2006 and 2007 have been diminished, and will likely not be earned (or earned at low levels) because the 2007 mark to market results noted above will affect the performance vesting targets. The Compensation Committee has determined that it would not be appropriate to adjust such performance criteria merely to eliminate the effects of mark to market adjustments that reduce book value, despite the fact that such effects had been inconsequential and largely irrelevant in respect of performance periods ending prior to 2007. Nonetheless, the Company and the Compensation Committee believe that appropriately designed long-term incentive compensation awards continue to be an essential, and should be the principal, component of our management compensation program. This reassessment of the appropriate kind of long-term incentive award is consistent with our practice of trying to align these awards with our business needs and objectives.

4.	Compensation Discussions Pertaining to Mr. Dunton

As noted above, Mr. Dunton terminated employment as Chief Executive Officer in February 2008. However, Mr. Dunton’s compensation for his services in 2007 was paid in a manner consistent with that described above for the other Executives in office through the end of 2007, that is, his 2007 annual bonus of $1,017,600 equaled 40% of target bonus (i.e., the same percentage as the other Executives), and his 2005 MBV Restricted Stock award was forfeited because performance vesting targets were not achieved.

Additionally, in recognition of his efforts in respect to the Company’s capital raising efforts that were effected in the first quarter of 2008, the Compensation Committee authorized payment to Mr. Dunton of a special bonus equal to one year’s base salary, or $960,000.

Pursuant to the agreement entered into when he became Chief Executive Officer in 2004, in connection with his resignation in February 2008, the vesting and exercisability of Mr. Dunton’s outstanding option awards will be determined in accordance with the terms of the agreement and his outstanding shares of time vested restricted stock awards will vest. Additionally, all of his outstanding MBV Restricted Stock awards will continue to be outstanding and will become vested, if at all, in accordance with the otherwise applicable MBV vesting schedules. Under his 2004 agreement, the Company also agreed that, upon an involuntary termination of his employment (including certain constructive terminations) without cause, it would pay Mr. Dunton severance benefits at a level to be determined by the Compensation Committee in its discretion, taking into account the Company’s prior practices for its executive officers. Consistent with this obligation, the Compensation Committee approved the payment to Mr. Dunton of (1) a pro-rated bonus for his services in 2008 based on the average the annual bonuses payable to him in respect of his 2006 and 2007 services (or $241,050); (2) a cash payment equal to 50% of the grant date value of the long-term incentive award that, in accordance with the Company’s ordinary practices, would have been made to him in early 2008 in connection with his 2007 services (or $2,550,000); (3) continued medical benefits coverage (i) until he attains age 55 on the same terms as would have applied had he continued to be an employee and (ii) thereafter on the same terms as apply to other retirees of the Company; (4) payment of his legal fees, up to a maximum of

$30,000, incurred in connection with the negotiation and review of his separation arrangements, which include a release and non-competition agreement in favor of the Company, and (5) nine months outplacement services. In addition, Mr. Dunton agreed to continue providing consulting services through April 30, 2008 to assist with transition issues, and will receive a fee for such consulting services in an amount equal to the base salary base salary that he would have received had he remained employed through April 30, 2008. In connection with his separation, Mr. Dunton agreed not to compete with the Company for two years and not to solicit employees or clients of the Company for three years.

The following table sets forth the current (or, where appropriate, estimated) cash value of the above described benefits other than the opportunity to vest in outstanding MBV restricted stock awards and stock options.

• Cash Severance	$2,791,000
• Accelerated Vesting of Restricted Stock	$1,095,332
• Consulting Fees	$200,000
• Medical Benefits, Legal Fees and Outplacement Services	$123,000

Total Value of Termination Benefits		$4,266,332
• Special Recognition Bonus	$960,000

Total of All Payments		$5,226,332

5.	Compensation Decisions for Mr. Jay Brown

On February 16, 2008, the Board elected Joseph W. Brown, 59, to the Board and the offices of chairman, president and Chief Executive Officer of the Company. The Board determined Mr. Brown to be singularly qualified to lead the Company during what it believes to be the most serious challenge in its 34-year history. The Board came to this view because of Mr. Brown’s deep understanding of the Company — he was an original shareholder board member in 1986 when MBIA became a monoline and thereafter served as an independent director or management director until the shareholders meeting in May 2007, when he retired. From January 1999 through May 2004, Mr. Brown served as Chief Executive Officer of the Company, and was the executive chairman of the Company from May 2004 to May 2007. Thus, Mr. Brown held a senior executive position with the Company for a total of eight years. Since his retirement in May 2007, he has continued to review and monitor the Company’s performance as a significant shareholder. The Board concluded that these varied roles, and Mr. Brown’s long history of involvement with the Company, gave him a unique vantage point from which to assess what has worked and what has not worked over the history of the Company. Moreover, the Board was cognizant of the fact that he had previously provided proven leadership to the Company, including in other difficult times.

To induce Mr. Brown to return, the Compensation Committee determined that it needed to offer Mr. Brown a market-competitive compensation package that provided him appropriate economic incentives for enhancing shareholder value over a substantial period of time. Mr. Brown, in turn, was willing to accept a below market level of fixed compensation with the opportunity to earn substantial compensation based on appropriate performance objectives. In consultation with Cook, the Compensation Committee recommended, and the Board approved, a five year employment arrangement for Mr. Brown. The principal element of this arrangement is a long-term incentive award in the form of restricted stock, which will be granted, subject to shareholder approval, in two parts, and which has an aggregate value, at grant, of $25 million. In partial consideration of receiving the restricted stock award, Mr. Brown also agreed to cancel his 2,500,000 outstanding stock options, thereby offsetting a portion of the value of his new long-term incentive opportunity. To further align the interests of management with those of shareholders, Mr. Brown has requested that the 2,500,000 options he has agreed to cancel be made available for additional stock awards to other key members of management.

Under this award, Mr. Brown will receive an initial restricted stock award of 1,634,000 shares, with an additional award to be granted on February 18, 2009. These 1,634,000 shares represent an aggregate value of $20 million, based on the closing price of the Company’s Stock on February 15, 2008, which was the last business day prior to the date Mr. Brown was re-elected as chief executive officer of the Company. The second part of this award will have a value of $5 million (based on the average closing prices of the Company’s stock for the 20 days prior to that date).

To align Mr. Brown’s interests with those of shareholders and to provide material incentives for him to perform, both of these restricted stock awards will become vested on or before February 18, 2013 only if the Company’s average closing share price over a 20 business day period equals or exceeds $40. If the stock price does not achieve this level prior to February 18, 2013, or if Mr. Brown’s employment is involuntarily terminated before that date and before achieving this stock price target, the shares subject to these awards will vest, if at all, on February 18, 2013, on a pro rata basis by linear interpolation, to the extent that the average closing share price over the prior 20 business days is between $16.20 and $40.00 per share. (The $16.20 threshold figure is adjusted to the higher of $16.20 and the Company’s average closing share price over the 20 business days preceding February 18, 2009 with respect to the second part of the grant). Vesting of these shares will also occur in the event of a change in control of the Company prior to February 18, 2013, with the number of shares vesting on the date of the change in control being determined based on the stock price immediately prior to the change in control, and any shares that do not vest upon the change in control continuing to vest through February 18, 2013 based on the stock price through that date as described above.

Once any such shares subject to these awards are vested, Mr. Brown may not dispose of the shares until the later of (i) February 18, 2013 and (ii) one year after he ceases to be an employee of the Company. As an additional condition to his receipt of the restricted stock award and further evidence of Mr. Brown’s long-term commitment to the Company, Mr. Brown agreed not to compete with the Company, both during his employment with the Company and for five years following his termination of employment for any reason.

During his prior tenure with the Company, a substantial portion of Mr. Brown’s long-term incentive awards took the form of performance-based restricted stock awards. The Company and Mr. Brown believed that such awards aligned his interests with those of shareholders, by rewarding him for continued and sustained growth that enhanced shareholder value. As a factual matter, Mr. Brown never exercised any option granted to him by the Company and did not sell any Company stock during his service from 1999-2007, demonstrating his commitment to have his personal interests aligned with other owners of the Company. Indeed, as the inducement and incentive for Mr. Brown to remain as executive Chairman from 2004 through May 2007, the Company granted him a single, substantial MBV restricted stock award in lieu of annual long-term awards during such three year period of service. The restricted stock award granted as an inducement for him to return is therefore generally consistent with these prior practices.

Nevertheless, to avoid any question as to appropriateness of this compensation package relative to his services, Mr. Brown insisted that the terms and conditions of the restricted stock awards be presented to the Company’s stockholders for approval. A proposal with regard to such restriction stock awards is set forth on page 51 of this proxy statement.

Mr. Brown has also committed to purchase 359,000 shares of the Company’s Common Stock with his own funds by June 30, 2008. In connection with Mr. Brown’s purchase commitment, the Compensation Committee agreed to issue an option which expires on June 30, 2008 for 359,000 shares at an exercise price of $ 12.15, which was the per share price paid by investors in connection with our secondary offering of common stock, consummated on February 13, 2008, in which we received proceeds of approximately $1.1 billion.

Mr. Brown will also receive an annual salary of $500,000, and a maximum annual incentive bonus of $2,000,000, to be payable based on the following performance conditions, as approved by the Compensation Committee: (1) 50% of the bonus will be payable based on the same performance objectives as the Success Bonus objectives; (2) 15% of the bonus will be payable based on financial goals for the Company’s entire operation, budget expenses for the insurance operations and the normal business plan for asset management; (3) 15% of the bonus will be payable based on completing a 5-year transformation plan for the Company; (4) 10% of the bonus will be payable based on establishing a plan to have in place a senior management team for the 5-year transformation and a succession plan for the senior team; and (5) 10% of the bonus will be payable based on successfully lobbying the U.S. Congress to close the affiliate reinsurance tax loophole or having a plan in place to for Company to lower and optimize the Company’s U.S. taxes under current law. Mr. Brown will not be eligible for any other long term incentive awards during this 5 year period. Mr. Brown will not have an employment or severance agreement and, except with respect to his award of restricted stock described in more detail in page     of this proxy statement, will have no benefits or other payments payable in connection with any change of control of the Company.

6.	Stock Ownership Guidelines

The Company has stock ownership guidelines to align senior management’s interests with those of shareholders. These ownership guidelines are separate and distinct from the obligations undertaken by our executive officers to purchase a stated dollar amount of stock to induce Warburg Pincus to enter into the Investment Agreement with the Company. Pursuant to those commitments, the shares purchased by such officers are subject to investment limitations and restrictions comparable to those applicable to Warburg Pincus. Satisfaction of these commitments initially was to be effected by stock purchases from the Company at the same price per share paid by Warburg Pincus under the Investment Agreement ($31 per share). However, in March 2008, reflecting the fact that Warburg Pincus had purchased additional common stock at $12.15 per share, Warburg Pincus agreed that all of the Executives (except Mr. Dunton, in whose case the commitment was waived in its entirety) could instead satisfy their commitments by purchasing in the market common stock having an aggregate purchase price equal to each officer’s aggregate investment commitment. As of the date hereof, all of the Executives have purchased such shares except for Mr. Weeks.

Under our stock ownership guidelines, our Chief Executive Officer is expected to own Company stock with a value equal to approximately five times his annual salary, and the other Executives are expected to own Company stock with a value of approximately three or four times their annual salary, depending on their job and title. This includes stock owned directly and stock held in retirement plans and does not include the value of restricted stock or stock options.

As of January 1, 2007, Messrs. Dunton, Silva, Brown and Budnick were in compliance with these guidelines and Messrs. Chaplin, Sonkin and Corso had not yet achieved the expected holdings. However, the following table illustrates (amounts shown are in $000s, with stock values based on the closing value of a share of stock on the stated date or the immediately prior trading date) the significant decline these Executives suffered during 2007 in the value of their holdings in, or their compensation valued by reference to, our stock:

Executives’ Equity Holdings

Values as of 1/1/2007 and 12/31/2007 ($,000)

	January 1, 2007 ($73.06 Share Price)
Executive	Options ($)	MBV Restricted Stock ($)	Restricted Stock ($)	Directly Owned ($)	Total ($)	Number of Directly Owned Shares
C Edward Chaplin	583	913	2,287	513	4,296	7,020
Mitchell I. Sonkin	1,221	1,770	367	0	3,358	—
Clifford D. Corso	2,366	2,236	292	649	5,543	8,887
Kevin D. Silva	8,937	1,808	750	1,572	13,067	21,516
Joseph W. Brown	72,651	23,890	0	46,174	142,715	632,000

	December 31, 2007 ($18.63 Share Price)
Executive	Options ($)	MBV Restricted Stock ($)	Restricted Stock ($)	Directly Owned ($)	Total ($)	Number of Directly Owned Shares
C Edward Chaplin	0	609	583	168	1,360	9,020
Mitchell I. Sonkin	0	793	460	0	1,253	—
Clifford D. Corso	0	984	75	166	1,225	8,887
Kevin D. Silva	0	732	60	370	1,162	19,857
Joseph W. Brown	0	0	0	11,521	11,521	618,433

The Company has had stock ownership guidelines since 1999 for the sale of stock acquired upon exercise of stock options and the sale of restricted stock that becomes vested. Under these guidelines, as modified in 2006, Executives are expected to retain 50% (and our Chief Executive Officer 75%) of the shares of restricted stock that becomes vested and of shares acquired upon the exercise of stock options, net of any sales needed to pay taxes upon vesting, until they meet the general ownership guidelines described above. Once the ownership guidelines are met, our Chief Executive Officer is expected to retain 50% and Executives are expected to retain 25% of the shares of restricted stock that become vested and shares acquired upon the exercise of stock options, net of any sales needed to pay taxes upon vesting, until they own twice the value as set forth in the ownership guidelines, after which there are no restrictions on sales.

The stock ownership guidelines and the guidelines for the sale of stock acquired upon exercise of stock options and the sale of restricted stock that becomes vested in each case as described above are expected to be evaluated in connection with the evaluation of the Company’s long-term incentive award program.

7.	Pension Plans, Benefit Plans and Executive Perquisites

The Company offers the Executives the same benefits offered to the general employee population. This includes participation in the Company’s healthcare benefits, where the Company shares in the cost of employee health insurance coverage with the amount of an employee’s contribution rising in proportion to the employee’s base salary; supplemental disability insurance in order to bring the income replacement benefit to a level equivalent to 70% of base salary; and contributions to defined contribution retirement programs based on a stated percentage of the employee’s compensation.

The Company’s retirement program includes two qualified defined contribution plans and a non-qualified retirement plan. The Company does not maintain any defined benefit retirement plans. The qualified retirement plans include (i) a money purchase pension plan whereby the Company contributes each year an amount equal to ten percent of earned salary and annual bonus and (ii) a 401(k) plan whereby plan participants can contribute up to ten percent (changed to 25% as of January 1, 2008) of earned salary and annual bonus on a pre-tax basis, and the Company will match participants’ contributions on a dollar-for-dollar basis up to five percent of earned salary and annual bonus. All employees, including Executives, receive the same Company contribution percentages. The Company’s non-qualified deferred compensation and excess benefit retirement plan provides plan participants with benefits that are in excess of those amounts than can be provided within the qualified plans or that otherwise do not meet IRS requirements. Participant contributions to this plan are tax deferred until the time of distribution. The Company affords executives the benefit of this non-qualified plan because it believes that all eligible employees should be afforded proportionate contributions to its pension and retirement plans.

With respect to Executive perquisites, the Executives are provided with Company paid annual Executive physical examinations at a cost of $2,500 each. Except for this medical benefit, the Company does not provide any Executive perquisites to its Executives. The Company also does not provide any Executive perquisites in connection with any severance or retirement agreements.

8.	Tax and Accounting Aspects of Executive Compensation

In designing our executive compensation plans and programs, we considered the tax and accounting aspects of such awards. The accounting costs associated with stock options was one of several factors that led us to reevaluate the nature of our long-term incentive awards. Our plans have generally been designed, where appropriate, so that amounts paid under the plans are deductible for Federal income tax purposes despite the limits imposed under Section 162(m) of the Code, including by qualifying the compensation payable under such plans as “performance-based compensation” within the meaning of Section 162(m) of the Code or by paying compensation that does not materially exceed the $1 million annual cap imposed by Section 162(m) of the Code. Although the Company believes that tax deductibility is an important factor in making compensation decisions, it reserves the right to pay amounts that are not deductible in appropriate circumstances. For example, the special retention awards will not be exempt from the limitation in Section 162(m) and, therefore, a portion of these payments may not be deductible for Federal income tax purposes. Where relevant, we have also designed our plans and programs to comply with, or to be exempt from the application of, Section 409A of the Code.

9.	Change of Control Arrangements

In November 2006, the Compensation Committee adopted, and the Board approved, a Key Employee Employment Protection Plan (the “KEEPA Plan”), which superseded then existing individual key employee employment protection agreements. The Executives (other than Mr. Dunton and Mr. Budnick, who have already terminated employment) are covered under the KEEPA Plan. Mr. Brown is not eligible for the plan nor does he have any comparable arrangements except with respect to his restricted stock award as described in page     of this proxy statement. The purpose of the KEEPA Plan is to assure the Company of the services of key executives during any change in ownership or control of the Company and to provide such executives certain financial assurances to enable them to perform the responsibilities of their positions without undue distraction and to exercise their judgment without bias due to personal circumstances. The terms and conditions of the KEEPA Plan are comparable in many respects to the individual agreements it replaced, but the terms that had been applicable under those agreements were modified to reflect changes in market practices that had been recommended by Cook. The net effect of these revisions was to lower the level of benefits that would be payable to the covered executives in the event of a change of control.

On December 21, 2007, as an inducement to Warburg Pincus to enter into the Investment Agreement, the Company amended the KEEPA Plan and other plans and arrangements that used a similar definition of a change in control to provide that neither (a) the consummation of the transactions contemplated by the Investment Agreement nor (b) any future acquisitions of Company common stock by Warburg Pincus or its affiliates would constitute a “Change of Control” with respect to such officer under the terms of such plan. Each of the Executive in office at the date the Investment Agreement with Warburg Pincus specifically consented to these amendments.

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

ON EXECUTIVE COMPENSATION

To:	The MBIA Inc. Board of Directors
From:	The Compensation and Organization Committee:
Mr. Daniel P. Kearney, Chair
Mr. David A. Coulter
Dr. Claire L. Gaudiani
Mr. John A. Rolls
Mr. Richard C. Vaughan
Mr. Jeffery W. Yabuki

The Compensation and Organization Committee has reviewed the Compensation Discussion and Analysis and has discussed the disclosures contained therein with key members of the Company’s management team including the Chairman and Chief Executive Officer, the Chief Financial Officer and the Chief Administrative Officer. Based on our knowledge of the Company’s compensation program, we believe that the CD&A fairly and accurately discloses the practices, policies and objectives of the Company with respect to Executive compensation for the year 2007. Based upon this review and discussion, we have recommended to the Company’s Board of Directors that the CD&A as presented to us be included in this proxy statement and in the Company’s Form 10-K filing with the Securities and Exchange Commission.

MBIA INC.

SUMMARY COMPENSATION TABLE FOR 2007

Name & Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d) (4)	Stock Award ($) (e) (5)	Option Awards ($) (f) (6)	Non Equity Incentive Plan Compensation ($) (g) (7)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (h) (8)	All Other Compensation ($) (i) (9)	Total Compensation ($) (j) (10)
Gary C. Dunton (1)	2007	960,000	—	7,140,154	1,603,548	1,017,600	—	853,741	11,575,042
Chairman, Chief Executive Officer and President	2006	825,000	—	5,669,998	3,376,916	3,645,450	—	774,583	14,291,947

C. Edward Chaplin	2007	500,000	—	1,256,412	134,147	300,000	—	632,837	2,823,396
Vice President and Chief Financial Officer	2006	250,000	500,000	364,796	67,073	815,325	—	44,855	2,042,049

Mitchell I. Sonkin	2007	450,000	—	1,166,143	428,747	270,000	—	205,148	2,520,038
Vice President and Head of Insured Portfolio Management	2006	408,333	—	480,693	425,478	1,012,000	—	149,220	2,475,724

Clifford D. Corso	2007	441,667	—	1,116,659	382,782	315,000	—	218,279	2,474,388
Vice President, Chief Investment Officer and President of MBIA Asset Management	2006	400,000	—	642,376	405,669	900,000	—	169,439	2,517,484

Kevin D. Silva	2007	375,000	—	839,218	420,186	225,000	—	181,454	2,040,858
Vice President and Chief Administrative Officer	2006	375,000	—	563,861	445,742	1,004,000	—	161,029	2,549,632

Joseph W. Brown (2)	2007	180,000	576,000	5,904,401	—	—	—	692,631	7,353,032
Former Executive Chairman	2006	540,000	—	5,449,605	3,000,864	1,728,000	—	899,009	11,617,558

Neil G. Budnick (3)	2007	200,000	320,000	2,521,325	1,317,712	—	—	1,411,363	5,770,400
Former President of MBIA Insurance Corp.	2006	600,000	—	2,491,093	1,511,495	1,917,000	—	393,077	6,912,665

(1)	Mr. Dunton resigned as Chairman, Chief Executive Officer and President on February 16, 2008.

(2)	Mr. Brown retired from the company in May 2007 as executive Chairman. On February 16, 2008, Mr. Brown was re-employed by the board as Chairman, Chief Executive Officer and President.
(3)	Mr. Budnick retired as President of MBIA Insurance Corp. on April 30, 2007.
(4)	This column represents bonuses paid at the Company’s discretion, outside of any non-equity incentive plan. With respect to Mr. Brown, the amount shown represents a 2007 pro-rated bonus of $576,000 that was paid in connection with his retirement. With respect to Mr. Budnick, the amount shown represents a 2007 cash bonus of $320,000 that was paid in connection with his retirement.
(5)	The amounts shown represent the dollar amount of stock compensation expense recognized for financial accounting purposes in 2007 under FAS 123R (excluding any reduction with respect to the risk of forfeitures related to service-based vesting conditions), and includes compensation costs associated with stock awards granted in previous years as well as any stock awards granted in 2007. For a discussion of valuation assumptions, see Note 24 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. Individual awards granted in 2007 for each of the named executives are included in the Grants of Plan-based Awards table and footnotes.
(6)	The amounts shown represent the dollar amount of option compensation expense recognized for financial accounting purposes in 2007 under FAS 123R (excluding any reduction with respect to the risk of forfeitures related to service-based vesting conditions), and includes compensation costs associated with option awards granted in previous years as well as any option awards granted in 2007. For a discussion of valuation assumptions, see Note 24 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. Individual awards granted in 2007 for each of the named executives are included in the Grants of Plan-based Awards table and described in the accompanying footnotes. On December 11, 2007, Mr. Corso forfeited 2,670 stock options with an exercise price of $42.79. These options expired unexercised.
(7)	For 2007, the amounts shown represent cash bonuses for the 2007 performance year. The bonus amounts represent payment, in the case of each named executive officer, of 40% of his target bonus. See the Compensation Discussion and Analysis for a full explanation of 2007 bonus payments. For 2006, the amounts shown represent the cash bonuses for the 2006 performance year and the amounts also include the cash payment of MBV cash awards, which vested in February 2007 (for the 2003-2006 performance period). The following table shows specific information with respect to the 2006 cash bonus and the MBV cash award vesting, which were both paid in 2007.

Non-Equity Incentive Plan Compensation in 2007

Name	2006 Cash Performance Bonus	MBV Cash Payout
Gary C. Dunton	1,875,000	1,770,450
C. Edward Chaplin	600,000	215,325
Mitchell I. Sonkin	550,000	462,000
Clifford D. Corso	650,000	250,000
Kevin D. Silva	500,000	504,000
Joseph W. Brown	1,728,000	—
Neil G. Budnick	960,000	957,000

(8)	MBIA does not maintain a qualified or non-qualified defined benefit retirement plan. The Company does maintain a non-qualified defined contribution retirement plan. MBIA credits amounts to this plan that it is precluded from contributing to the pension and 401(k) plans because of Internal Revenue Code limitations. With respect to the non-qualified retirement plan, there were no earnings credited in 2007 that were above the federal long-term interest rates for the applicable period. In 2007, the following interest rates were credited for the first, second, third and fourth quarters: 5.38%, 5.30%, 5.69% and 5.72% respectively. See the Non-qualified Deferred Compensation table for details regarding contributions and earnings in 2007.

(9)	The amounts shown consist of (i) company contributions made in 2007 to the qualified defined contribution pension and 401(k) plans, (ii) company credits made in 2007 to the non-qualified retirement plan and (iii) dividends paid in 2007 on unvested restricted stock. There were no perquisites paid on behalf of the Executives in 2007 that exceeded $10,000. Each executive receives an annual physical examination, which costs the Company $2,500 for each examination. With respect to Mr. Chaplin, the amount shown also includes an aggregate cost of $249,000 to the Company in connection with his relocation. With respect to Mr. Budnick, the amount shown represents company reimbursements for legal and outplacement fees incurred in connection with his retirement of $55,000 in addition to a cash payment in lieu of an LTI award of $1,000,000 in connection with his retirement. The following table shows specific information with respect to all other compensation amounts paid in 2007.

Dividends Paid and Retirement Plan Contributions in 2007

Name	Dividends Paid in 2007 ($)	Company Qualified Contributions in 2007 ($)	Company Non-Qualified Contributions in 2007 ($)	Retirement Payments ($)	Legal Fees ($)	Outplacement Fees ($)	Relocation Benefits($)	All Other Compensation in 2007 ($)
Gary C. Dunton	464,491	30,625	358,625	—	—	—	—	853,741
C. Edward Chaplin	78,837	33,250	271,750	—	—	—	249,000	632,837
Mitchell I. Sonkin	64,315	29,250	111,583	—	—	—	—	205,148
Clifford D. Corso	68,696	29,250	120,333	—	—	—	—	218,279
Kevin D. Silva	54,204	29,250	98,000	—	—	—	—	181,454
Joseph W. Brown	370,431	33,250	288,950	—	—	—	—	692,631
Neil G. Budnick	142,363	29,500	184,500	1,000,000	30,000	25,000	—	1,411,363

(10)	The amounts shown represent the sum of the amounts shown in all of the other columns in the Summary Compensation Table. The total compensation amounts include equity compensation costs from prior years and do not directly represent the compensation paid to the executives for the 2007 performance year. Moreover, as discussed in the Compensation Discussion and Analysis, the MBV restricted stock awards made in 2005 (for the 2005-2007 period) were forfeited because of MBV performance in 2007, resulting in a reversal of expense associated with such awards. The table below shows the total annual cash compensation paid for 2007 (including salary and 2007 bonus) for each named executive, as well as the net expense recognized by the Company for stock awards in 2007, after giving effect to the forfeiture of the MBV restricted stock awards for the 2005-2007 performance period:

Name	Annual Cash Compensation ($)	Adjusted Stock Expense ($)
Gary C. Dunton	1,977,600	5,040,154
C. Edward Chaplin	800,000	947,962
Mitchell I. Sonkin	720,000	726,137
Clifford D. Corso	756,667	646,645
Kevin D. Silva	600,000	369,204
Joseph W. Brown	180,000	5,904,401
Neil G. Budnick	200,000	1,001,328

MBIA INC.

GRANTS OF PLAN-BASED AWARDS IN 2007

		Estimated Future payouts Under Non-Equity Incentive Plan Awards			Estimated Future payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b) (1)	Threshold ($) (c)	Target ($) (d) (2)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h) (3)	All Other Stock Awards: Number of Shares/ Units (#) (i) (4)	All Other Option Awards: Number of Securities Underlying Options (#) (j) (5)	Exercise or Base Price of Option Awards ($/Share) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l) (6)
Gary C. Dunton	—	—	2,544,000	—	—	—	—	—	—	—	—
	Feb 15, 2007	—	—	—	—	74,090	74,090	—	—	—	5,250,000
	Dec 20, 2007	—	—	—	—	—	—	—	40,000	31.00	—
C. Edward Chaplin	—	—	750,000	—	—	—	—	—	—	—	—
	Feb 15, 2007	—	—	—	—	20,181	20,181	—	—	—	1,430,000
	Dec 20, 2007	—	—	—	—	—	—	—	2,725	31.00	—
Mitchell I. Sonkin	—	—	675,000	—	—	—	—	—	—	—	—
	Feb 15, 2007	—	—	—	—	18,347	18,347	—	—	—	1,300,000
	Aug 3, 2007	—	—	—	—	—	—	19,673	—	—	1,000,000
	Dec 20, 2007	—	—	—	—	—	—	—	2,725	31.00	—
Clifford D. Corso	—	—	675,000	—	—	—	—	—	—	—	—
	Feb 15, 2007	—	—	—	—	22,227	22,227	—	—	—	1,575,000
	Dec 20, 2007	—	—	—	—	—	—	—	2,725	31.00	—
Kevin D. Silva	—	—	562,500	—	—	—	—	—	—	—	—
	Feb 15, 2007	—	—	—	—	14,550	14,550	—	—	—	1,031,000
	Dec 20, 2007	—	—	—	—	—	—	—	2,725	31.00	—
Joseph W. Brown	—	—	—	—	—	—	—	—	—	—	—
Neil G. Budnick	Apr 30, 2007	—	—	—	—	—	—	23,396	—	—	1,627,431

(1)	The equity grant date in each case is the date the board or compensation committee approved the equity award.

(2)	As described in the Compensation Discussion and Analysis, the Compensation Committee approved target bonus opportunities under the Company’s Annual Incentive Plan expressed as a percentage of salary for our named executives for 2007. Bonus amounts up to target could have been paid for maximum performance based upon the achievement of Company, business unit and individual performance objectives. The bonus amounts shown reflect the 2007 target bonus opportunities and do not reflect the actual bonuses paid to the named executives for 2007. Actual bonuses were paid for 2007 at 40% of target, and are reported in the Summary Compensation Table under the Non-Equity Incentive Compensation column.

(3)	The amounts shown for Messrs. Dunton, Chaplin, Sonkin, Corso and Silva represent the value of performance-based long-term incentive awards (i.e., MBV restricted stock) granted under the Company’s Omnibus Incentive Plan on February 15, 2007 for the 2006 performance year (performance period is December 31, 2006 through December 31, 2009). MBV restricted stock awards vest three years after grant date, with the number of shares that vest depending on MBV growth over the three year performance period. If MBV grows 30% or more over the three-year period, then 100% of the stock will vest. If growth is less than 30%, the number of shares that will vest will be adjusted downward. MBV restricted stock awards are granted at the maximum number of shares that will vest. Dividends are paid on all restricted stock at the same rate payable to shareholders from the date of grant.

(4)	Mr. Sonkin received a special restricted stock award under the Company’s Omnibus Incentive Plan at mid-year in recognition of his performance. This award will vest 50% on the second anniversary of the grant date with the remaining 50% vesting on the fourth anniversary of the grant date. With respect to Mr. Budnick and in connection with his retirement in 2007, he was awarded a vested stock unit grant pursuant to the Retirement Program term as described in the Post-Termination section of this proxy.

(5)	On December 20, 2007, the Compensation Committee awarded Messrs. Dunton, Chaplin, Sonkin, Corso and Silva stock options under the Company’s Omnibus Incentive Plan with an exercise price of $31.00 per share (a 3% premium of the share price on the date of grant) in order to facilitate each such officer’s ability to satisfy a commitment to purchase a specified dollar amount of stock entered into to induce Warburg Pincus to enter into the Investment Agreement with Company. The options were fully vested at grant and were to expire within 60 days following the closing of Warburg Pincus’s investment (March 30, 2008). In part due to the fact that Warburg Pincus was able to effect an additional purchase of common stock from the Company at $12.15 per share as part of the Company’s secondary offering, Warburg agreed to allow the executives to fulfill this commitment by buying shares on the open-market at no less than $12.15 per share. As this eliminated the need for the Company to sell the requisite amount of stock to the executives, these options were all cancelled in March 2008.

(6)	The amounts shown reflect the grant fair values of each of the equity awards listed in the table as determined in accordance with FAS 123R, except that no discount has been taken with respect to any service vesting award in respect of the risk that such award could be forfeited.

MBIA INC.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2007

	Option Awards								Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)		Number of Securities Underlying Unexercised Options Unexercisable (#) (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j) (2)
Gary C. Dunton	75,000 24,000 300,000 110,655 112,500 200,000 200,000 40,000	(7)	200,000	(6)	200,000	(5)	43.00 42.50 45.25 32.54 44.63 52.81 36.69 64.84 58.84 31.00	Jan 9, 2008 Dec 9, 2008 Jan 7, 2009 Dec 9, 2009 Jan 11, 2011 Feb 7, 2012 Feb 12, 2013 Feb 10, 2014 Feb 16, 2015 March 30, 2008
									28,532 30,262	(8) (10)	531,551 563,781	35,690 97,252 74,090	(9) (11) (12)	0 0 0
C. Edward Chaplin	2,725	(7)	37,500	(13)			57.51 31.00	June 26, 2016 March 30, 2008
									31,299	(14)	583,101	5,000 7,500 20,181	(15) (16) (12)	0 0 0
Mitchell I. Sonkin	12,000 2,725	(7)	75,000 18,000	(17) (18)			62.47 58.84 31.00	Mar. 29, 2014 Feb. 16, 2015 March 30, 2008
									5,026 19,673	(19) (20)	93,634 366,508	7,478 16,753 18,347	(9) (11) (12)	0 0 0
Clifford D. Corso (3)	3,015 2,712 6,345 7,000 5,600 4,200 0 12,000 2,725	(7)	1,400 2,800 60,000 18,000	(21) (22) (23) (18)			42.50 32.54 48.58 52.81 36.69 64.84 55.60 58.84 31.00	Dec. 9, 2008 Dec. 9, 2009 Dec. 12, 2010 Feb. 7, 2012 Feb. 12, 2013 Feb. 10, 2014 June 9, 2014 Feb. 16, 2015 March 30, 2008
									4,000	(8)	74,520	7,988 22,617 22,227	(9) (11) (12)	0 0 0

Kevin D. Silva	30,000 11,730 112,500 32,280 30,000 30,000 24,000 18,000 12,000 2,725	(7)	6,000 12,000 18,000	(21) (22) (18)	42.50 42.50 45.25 32.54 44.63 52.81 36.69 64.84 58.84 31.00	Dec. 9, 2008 Dec. 9, 2008 Jan. 7, 2009 Dec. 9, 2009 Jan. 11, 2011 Feb. 7, 2012 Feb 12, 2013 Feb. 10, 2014 Feb 16, 2015 March 30, 2008
							3,210	(8)	59,802	7,988 16,753 14,550	(9) (11) (12)	0 0 0
Joseph W. Brown (4)	1,200,000 246,000 375,000 375,000 304,000				45.25 32.54 44.63 52.81 36.69	Jan. 7, 2009 Dec. 9, 2009 Jan. 11, 2011 Feb. 7, 2012 Feb. 12, 2013
Neil G. Budnick						N.A.	23,396	(24)	435,867	21,244 40,208	(25) (26)	0 0

(1)	For time-based stock awards, the amounts shown are based on $18.63 per share, the closing fair market value of the shares on December 31, 2007.
(2)	For the performance-based MBV restricted stock awards, there is no value shown in the table. Based on MBV growth calculations determined at December 31, 2007, no portion of any of the outstanding MBV restricted stock awards would be earned because the minimum required MBV growth had not been met due to the mark to market results in 2007. The vesting terms of these awards are as follows. The number of shares that will vest at the end of the three-year vesting period will depend on growth in MBV over the three-year period, but cannot exceed the number of shares granted. If MBV grows by 30% or more over the three-year period, then 100% of the MBV Restricted Stock will vest. If MBV growth over the three-year period is lower than 30%, the number of shares of MBV Restricted Stock that will vest at the end of the three-year period will be adjusted downward in proportion to the amount by which actual growth in MBV over the three-year period is below 30%. If MBV growth is flat or negative, no portion of the MBV restricted stock awards will vest.
(3)	On December 11, 2007, Mr., Corso forfeited 2,670 stock options with an exercise price of $42.79. These options expired underwater.
(4)	On February 16, 2008, the board re-employed Mr. Brown as Chairman, President and CEO. In connection with his re-employment, Mr. Brown will receive one-time restricted stock awards that are subject to shareholder approval in May 2008. Mr. Brown’s outstanding stock options as shown were cancelled in connection with his execution of his restricted stock award agreement. For additional information, see the discussion of this award under the heading, “Compensation Decisions for Mr. Jay Brown” in the Compensation Discussion and Analysis, and the discussion of Proposal No. 3, entitled “Approval of Restricted Stock Awards to Joseph W. Brown”. In addition, in connection with his appointment as Chief Executive Officer, Mr. Brown was granted a short-term stock option (expiring June 30, 2008) to purchase 359,000 shares of common stock at $12.15 per share.
(5)	Stock options vest on the last day of a period of ten consecutive trading days in which MBIA shares have traded at least $90 at any point during each trading day. If the trading target is not met, options will fully vest on February 10, 2013.
(6)	Stock options vest on February 16, 2010.
(7)	On December 20, 2007, the Compensation Committee awarded Messrs. Dunton, Chaplin, Sonkin, Corso and Silva stock options with an exercise price of $31.00 per share in connection with the Warburg Pincus Investment Agreement. The options were fully vested at grant and were to expire within 60 days following the closing of Warburg Pincus’s initial investment under the Investment Agreement with the Company. These options were subsequently cancelled in March 2008.

(8)	Restricted stock vests on February 10, 2008.
(9)	MBV restricted stock granted in 2005, which would have vested on February 16, 2008 had the applicable performance vesting conditions been satisfied, in whole or in part. As these conditions were not satisfied, all of these shares of MBV restricted stock were forfeited in 2008 upon the Compensation Committee’s certification of the performance results.
(10)	Restricted stock vests on February 16, 2009.
(11)	MBV restricted stock that may vest on February 27, 2009, subject to the same MBV growth and vesting terms as described in footnote (2).
(12)	MBV restricted stock that may vest on February 15, 2010, subject to the same MBV growth and vesting terms as described in footnote (2).
(13)	Stock options vest on June 26, 2011.
(14)	Restricted stock was granted on June 26, 2006 with 50% vesting on the second anniversary of the grant date and the remaining 50% vesting on the fourth anniversary of the grant date.
(15)	MBV restricted stock granted in 2005 that would have vested on February 16, 2008 had the applicable performance vesting conditions been satisfied, in whole or in part. As these conditions were not satisfied, all of these shares of MBV restricted stock were forfeited in 2008 upon the Compensation Committee’s certification of the performance results.
(16)	MBV restricted stock that may vest on February 27, 2009. This grant was made in connection with Mr. Chaplin’s hire and is subject to the same MBV growth and vesting terms as described in footnote (2).
(17)	Stock options will fully vest on March 29, 2009.
(18)	Stock options will fully vest on February 16, 2010 with gradual vesting as follows: 40% of the options shall become exercisable on the second anniversary of the grant date and the remaining 60% of the options shall become exercisable in equal 20% installments on each of the third, fourth and fifth anniversaries of the grant date.
(19)	Restricted stock vests on February 27, 2010.
(20)	Restricted stock was granted on August 3, 2007 with 50% vesting on the second anniversary of the grant date and the remaining 50% vesting on the fourth anniversary of the grant date.
(21)	Stock options will fully vest on February 12, 2008 with gradual vesting as follows: 40% of the options shall become exercisable on the second anniversary of the grant date and the remaining 60% of the options shall become exercisable in equal 20% installments on each of the third, fourth and fifth anniversaries of the grant date.
(22)	Stock options will fully vest on February 10, 2009 with gradual vesting as follows: 40% of the options shall become exercisable on the second anniversary of the grant date and the remaining 60% of the options shall become exercisable in equal 20% installments on each of the third, fourth and fifth anniversaries of the grant date.
(23)	Stock options will fully vest on June 9, 2009.
(24)	Restricted stock units vest on April 30, 2010. In connection with his retirement, Mr. Budnick was awarded vested Restricted Stock Units under the Company’s Retirement Program (described in the Post Termination section).
(25)	MBV restricted stock granted in 2005 that would have vested on February 16, 2008 had the applicable performance vesting conditions been satisfied, in whole or in part. As these conditions were not satisfied, all of these shares of MBV restricted stock were forfeited in 2008 upon the Compensation Committee’s certification of the performance results.

(26)	MBV restricted stock that may vest on February 27, 2009. In connection with his retirement, Mr. Budnick’s MBV restricted stock awards continue to vest in accordance with the original MBV growth and vesting terms as described in footnote (2).

MBIA INC.

OPTION EXERCISES AND STOCK VESTED IN 2007

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b) (1)	Value Realized on Exercise ($) (c) (2)	Number of Shares Acquired on Vesting (#) (d) (3)	Value Realized on Vesting ($) (e) (4)
Gary C. Dunton	0	0	157,775	10,077,641
C. Edward Chaplin	0	0	0	0
Mitchell I. Sonkin	0	0	0	0
Clifford D. Corso	0	0	0	0
Kevin D. Silva	0	0	7,059	488,130
Joseph W. Brown	0	0	327,000	20,434,230
Neil G. Budnick	658,860	13,491,398	76,585	5,321,154

(1)	There were no option exercises in 2007 from the named executives except for Mr. Budnick, who exercised options in 2007 prior to and in connection with his retirement.
(2)	The value shown is equal to the closing share price on the date of exercise, less the exercise price, times the number of shares acquired.
(3)	Messrs. Dunton, Silva and Budnick had restricted shares that vested on February 12, 2007, upon the completion of the restriction period. Messrs. Dunton and Brown had performance-based restricted shares that vested on August 8, 2007 because a target 50% growth in MBV was achieved on that date. Mr. Budnick also had restricted shares that vested on April 30, 2007 in connection with his retirement.
(4)	The value of stock awards upon vesting is equal to the number of shares vested times the closing share price on the date of vesting.

MBIA INC.

NON-QUALIFIED DEFERRED COMPENSATION IN 2007

Name (a)	Executive Contributions in 2007 ($) (b) (1)	Company Contributions in 2007 ($) (c) (1)	Earnings in 2007 ($) (d) (2)	Withdrawals/ Distributions ($) (e) (3)	Balance as of 12/31/07 ($) (f)
Gary C. Dunton	268,000	358,625	238,998	0	4,607,195
C. Edward Chaplin	94,500	271,750	17,565	0	412,485
Mitchell I. Sonkin	84,500	111,583	24,603	0	514,054
Clifford D. Corso	39,083	120,333	66,164	0	1,275,093
Kevin D. Silva	72,000	98,000	101,535	0	1,940,331
Joseph W. Brown	175,300	288,950	227,816	0	4,322,694
Neil G. Budnick	100,500	184,500	190,119	4,336,684	0

(1)	MBIA maintains a non-qualified defined contribution retirement plan. Under this plan, MBIA credits amounts that it is precluded from contributing to the money purchase and 401(k) plans because of Internal Revenue Code limitations. The amounts credited include both company and employee contributions. The amounts shown in column (b) represent employee compensation deferrals and the amount shown in column (c) represent company matching and money purchase contributions, in each case in excess of the amounts that may be contributed to the Company’s tax-qualified retirement plans. Executives become fully vested in Company contributions on the fifth year of participation in the plan. Beginning in 2007, Mr. Chaplin will receive five annual credits to the non-qualified retirement plan in the amount of $140,000 per year to partially offset the value of the pension benefit he would have earned from his prior employer.

The employee contribution amounts reported in column (b) above are included in the Salary columns of the Summary Compensation Table and the Company contribution amounts reported in column (c) above are included in the All Other Compensation column of the Summary Compensation Table. The earning amounts reported in column (d) above have not been included in the Summary Compensation because they do not represent above-market earnings. Amounts reported in the aggregate balance at last fiscal year end (column (f)) previously were reported as compensation to the Executives in the Company’s Summary Compensation Table for 2006 under the Salary and Non-Equity Incentive Plan Compensation columns in respect of employee contributions ($232,500 for Mr. Dunton, $18,750 for Mr. Chaplin, $211,800 for Mr. Brown and $141,000 for Mr. Budnick) and the All Other Compensation column in respect of employer contributions ($342,125 for Mr. Dunton, $10,417 for Mr. Chaplin, $287,850 for Mr. Brown and $203,500 for Mr. Budnick).

Compensation that may be deferred under the plan includes the aggregate salary and bonus paid to the Executive in any plan year (including amounts that would have been paid to him but for his election to defer part or all of such amounts under the non-qualified plan or any other plan of deferred compensation of the Company) for services rendered as an employee. The Company makes a matching contribution on behalf of the Executive in the amount of one dollar for each dollar deferred, up to (and not exceeding) five percent of the Executive’s compensation for such payroll period minus the amount contributed on the Executive’s behalf under the Company’s 401(k) plan.

(2)	The non-qualified retirement plan earnings are based upon the Lehman Brothers Government/Corporate Bond Index. For interest rates credited in 2007, see footnote (8) in the Summary Compensation Table.
(3)	The vested account balances are distributed following termination of employment as a lump sum payment or in annual installments up to 10 years, as previously elected by the recipient and in all cases in accordance with the requirements of Section 409A of the Internal Revenue Code. In connection with his retirement, Mr. Budnick received a distribution from the non-qualified retirement plan. This amount was paid in a lump sum on October 31, 2007, six months after his separation from service.

MBIA INC.

RETIREMENTS DURING 2007

Mr. Budnick retired from the Company in April 2007. In connection with his retirement, Mr. Budnick became entitled to receive any vested benefits to which he was entitled under the Company’s pension and profit sharing plans as of his retirement date. He also qualified for a 2006 performance bonus and a payout of his 2003 MBV award, subject to Company performance. In consideration for Mr. Budnick agreeing to a three year non-compete and non-solicit of the Company’s employees and customers, Mr. Budnick received or became entitled to:

–	a prorated performance bonus for 2007 that was equivalent to the average of the 2006 and 2005 performance bonuses ($320,000), paid in a lump sum shortly following his retirement;

–

his outstanding unvested stock options (133,000 stock options) immediately vested and remained exercisable until the later of 90 days from his retirement date or December 31, 2007 (not to exceed an options original expiration date);

–

all of his outstanding MBV restricted stock will continue to vest in accordance with the original performance-based vesting terms, subject to actual MBV performance for the relevant 3 year performance period, with the provision that the 35,000 shares of MBV restricted stock awarded to him on February 16, 2005 fully vested on his retirement date;

–	a grant of 23,396 restricted stock units (with a grant date value of $1,627,431) that will become transferable on April 30, 2010 pursuant to the Company’s retirement program as described on page 32;

–	his previously outstanding unvested time-based restricted stock (26,710 shares of restricted stock) immediately vested on his retirement date;

–

he and his eligible dependents are permitted to continue participation and coverage until his 55th birthday in the Company medical and dental insurance plans offered to active employees of the Company in accordance with the terms of such plans as they may be in effect from time to time, with the same level of Company subsidy as provided to active employees as may be in effect from time to time and, upon reaching age 55, Mr. Budnick will be eligible to participate in the Company’s retiree medical and dental plans, in accordance with the terms of such plans as they may be in effect from time to time at his own cost or at such subsidized cost as may be made available to any other former officer of the Company (this benefit had a value at his retirement date of $19,680);

–	a cash payment in the amount of $1,000,000 in lieu of a long-term incentive grant for the 2006 performance year, paid shortly following the his retirement date;

–	executive outplacement counseling for a period of six months and at the conclusion of the six months, an additional three months of outplacement counseling (a value of $25,000);

–	Payment of legal fees of up to $30,000.

Mr. Brown retired in May 2007 as executive Chairman and was re-employed by the board on February 18, 2008 as Chairman, Chief Executive Officer and President. In connection with his retirement, Mr. Brown received and became entitled to a 2007 cash bonus ($576,000) which represented the average of annual bonus paid to Mr. Brown for 2005 and 2006 and prorated for service up to his retirement date, the issuance of restricted shares he earned when he was a member of the board, the continued vesting of outstanding MBV restricted stock awards based on the performance targets establish at the time of grant (50% MBV growth target from the beginning of the performance period) and outstanding stock options, which were fully vested at the time of retirement, remained exercisable up to an option’s expiration date.

As discussed in the CD&A, Mr. Brown does not have an employment agreement, severance agreement or change in control arrangements, except with respect to his new restricted stock awards which is described in greater detail with regard to Proposal No. 3, “Approval of Restricted Stock Awards to Joseph W. Brown”, on page 51 of this proxy statement.

POTENTIAL POST TERMINATION PAYMENTS AS OF DECEMBER 31, 2007

The following summaries describe potential compensation and benefits payable to the Executives upon termination of employment under the following events: (a) involuntary (not for cause) or constructive termination following a change in control; (b) retirement; (c) other terminations that include involuntary termination (not for cause), voluntary termination for good reason (constructive termination) and resignation; and (d) payments and benefits upon death or disability.

The Company’s compensation and benefits plans may provide certain compensation payments and benefits under the various termination events as described below. In general, employees participating in the compensation and benefit plans are treated similarly with respect to the various termination scenarios. Upon a termination of employment, Executives would be entitled to receive the benefits that have accrued under the deferred compensation plans of the Company and other accrued benefits. Differences may apply where named executives are covered under individual agreements (e.g., change in control agreements).

Potential compensation and benefits payable to an executive are described below. Following the narrative are estimated dollar values associated of these payments and benefits for each named executive.

Individual Agreements

The Company entered into an agreement with Gary C. Dunton in May 2004. Under that agreement, in the event that he was involuntarily or constructively terminated by the Company before May 2008, the vesting and exercisability terms with respect to his stock options would be determined as if he remained employed with the Company through the fifth anniversary of his termination date (the “Vesting Date”), and any stock options that have not previously vested would become fully vested and exercisable on the Vesting Date. Following the Vesting Date, Mr. Dunton’s stock options would remain exercisable until the earlier of (i) the first anniversary of the Vesting Date and (ii) the expiration of the original term with respect to each such stock option. Notwithstanding the foregoing, if on any date prior to the Vesting Date (such date, the “Acceleration Date”), the Company’s common stock closes at a trading price that is (i) greater than or equal to $90 per share and (ii) greater than or equal to 150% of the closing price on his date of termination, then all of his previously unvested options would vest and become immediately exercisable and remain exercisable until the earlier of (i) the first anniversary of the Acceleration Date and (ii) the expiration of the original term with respect to each such stock option. In addition, any of his then outstanding MBV awards would be paid to him solely in the discretion of the Board in a manner consistent with past practice. Severance would be paid to Mr. Dunton in the discretion of the Board in a manner consistent with past practice, taking into account his base salary, annual bonus opportunity and anticipated retirement plan contributions at the time of his termination of employment. (The Company had not established a practice with respect to the termination of an executive’s employment prior to 2007. The Company established a practice with respect to the termination of an executive’s employment when Mr. Budnick and Mr. Zucker retired in 2007). Under his 2004 award agreement, Mr. Dunton was entitled to a gross up for any “golden parachute” excise taxes imposed on him under Section 4999 of the Internal Revenue Code, in connection with amounts or benefits payable to him upon a change in control of the Company. In consideration for these benefits, Mr. Dunton agreed to a two year non-compete, non-solicit of the Company’s employees and customers and non-hire of the Company’s employees.

As required by the rules of the Securities Exchange Commission, the tables shown on page 35 of this proxy statement discloses the amount and benefits that Mr. Dunton would have received had he experienced a qualifying termination on December 31, 2007. However, Mr. Dunton remained employed through February 16, 2008, when he resigned. Mr. Dunton’s resignation was treated as a constructive termination. Pursuant to the agreement entered into when he became chief executive officer in 2004, in connection with his termination, the vesting and exercisability of Mr. Dunton’s outstanding option awards will be determined in accordance with the terms of the agreement and his outstanding shares of time vested restricted stock awards will vest. Additionally, all of his outstanding MBV Restricted Stock awards will continue to be outstanding and to become vested, if at all, in accordance with the otherwise applicable MBV vesting schedules. Consistent with the obligation to pay Mr. Dunton severance benefits to be determined by the Board in its discretion, taking into account the Company’s prior practices for its executive officers, the Company paid to Mr. Dunton of (1) a pro-rated bonus for his services in 2008 based on the average the annual bonuses payable to him in respect of his 2006 and 2007 services (or $241,050); (2) a cash payment equal to the grant date value of the long-term incentive award that, in accordance with the Company’s ordinary practices, would have been made to him in early 2008 in connection with his 2007 services (or $2,550,000); (3) continued medical benefits coverage (i) until he attains age 55 on the same terms as would have applied had he continued to be an employee and (ii) thereafter on the same terms as apply to other retirees of the Company; (4) payment of his legal fees, up to a maximum of $30,000, incurred in connection with the negotiation and review of his separation arrangements, which include a release and non-competition agreement in favor of the Company, and (5) nine months outplacement services. In addition,

Mr. Dunton agreed to continue providing consulting services through April 30, 2008 to assist with transition issues, and will receive a fee for such consulting services in an amount equal to the base salary base salary that he would have received had he remained employed through April 30, 2008. In connection with his separation, Mr. Dunton agreed not to compete with the Company for two years and not to solicit employees or clients of the Company for three years.

Involuntary or Constructive Termination Following a Change in Control

On November 8, 2006, the Compensation Committee adopted, and the Board approved, a Key Employee Employment Protection Plan (the “KEEP Plan”), which superseded the existing key employee employment protection agreements. The net effect of these revisions was to lower the level of benefits that would be payable to the covered executives in the event of a change of control. In addition, on December 21, 2007 the Company amended the KEEP Plan’s change in control definition in that the Warburg Pincas investment agreement and stock purchases will not constitute a change in control.

Description of the KEEP Plan. Below is a summary of key provisions of the KEEP Plan. A copy of the KEEP Plan has been filed as Exhibit 10.80 to the Company’s Annual Report on Form 10-K filed on March 1, 2007. A form of an individual agreement by which each covered executive would agree to the restrictive covenants that are a condition to the receipt of KEEP Plan benefits has been filed as Exhibit 10.81 to the Company’s Form 8-K filed on November 15, 2006.

The KEEP Plan becomes effective on the date on which the change of control occurs and coverage is effective for a period of 24 months thereafter. Any employee who is a direct report of the Chief Executive Officer whom he or she designates as a member of senior management of the Company is eligible for benefits under the KEEP Plan.

Benefits payable under the KEEP Plan are triggered by a change of control of the Company followed by an involuntary termination by the Company (not for cause) or a constructive termination (that is, a termination by the executive following one of several enumerated adverse changes in the terms and conditions of his or her employment). Prior to his resignation on February 16, 2008, in the case of Mr. Dunton only, benefits would also have been payable upon a resignation during a thirty-day window following the first anniversary of the change of control. These terminations are each referred to as a “qualifying termination.”

The KEEP Plan provides that the Company will continue to employ each covered officer for a period of two years from the effective date of the change of control. During this period, the position, title, authority and responsibilities as well as salary, bonus and other elements of compensation for each covered officer are to be maintained at levels equal to or commensurate with levels existing prior to the change of control. In the event of a qualifying termination during the two year effective period, a covered officer will receive a lump sum severance payment equal to two times the sum of his or her annual base salary and the average of the annual bonuses payable to the officer for the prior two years. The severance payment will also include a pro-rated annual bonus for the year of termination equal to the average of the annual bonuses payable to the officer for the prior two years.

The KEEP Plan provides that in the event of a qualifying termination, stock options held by a covered officer will become fully exercisable and the officer may exercise such options until the earlier to occur of the expiration date of the option or the fifth anniversary of the qualifying termination. All time-vesting restricted stock held by an officer will fully vest upon a qualifying termination. Performance vesting shares shall be administered in accordance with the terms of the applicable award agreement.

Under the KEEP Plan, each covered officer who incurs a qualifying termination will also receive (1) continued health and group life insurance coverage for a period of 24 months following the date of the qualifying termination and (2) credits to the Company’s non-qualified retirement plan in an amount equal to the amount that otherwise would have been contributed on his or her behalf under the Company’s money purchase plan had his or her employment continued for another 24 months. In addition to and separate from the KEEP Plan, upon a change in control all unvested retirement account balances become fully vested.

In addition, to the extent that any payments are subject to the excise tax imposed on so-called “excess parachute payments,” a tax gross-up payment will be made to each covered officer. This gross-up will not apply, however, if the total amount of payments that would otherwise be made to the officer on account of the change in control (including, but not limited to, the payments under the KEEP Plan) exceeds a safe harbor amount that can be paid without any excise tax by at least 10%. If such total payments are less than 10% over the safe harbor limit, Plan payments to the covered officer will be reduced to the extent necessary to eliminate any excise tax.

As a condition to the receipt of benefits, the KEEP Plan requires that a covered officer agree to be bound by a non-competition and non-solicitation clause and a non-disparagement clause. A violation of any of these clauses will result in a loss of future severance benefits and possible forfeiture to the Company of any severance benefits already paid.

Retirement Payments and Benefits

On November 8, 2006, the Committee adopted, and the Board of Directors approved, new voluntary retirement benefits which provide certain benefits, as the case may be, to the Company’s employees, including the Executives, upon retirement (the “Retirement Program”). To be eligible for the retirement benefits as described below an Executive must (1) be at least 55 years old, (2) have at least five years of service and (3) give at least a six month advance notice of retirement. The Committee may waive any of the eligibility conditions or amend any of the provisions of the Retirement Program. The Retirement Program was based on retirement benefits provided to employees in the past and on an evaluation of market practices.

Effective January 1, 2008, two changes were made to the Retirement Program as follows in response to final IRS Section 409A regulations: (1) the restricted stock unit awards were eliminated and (2) replaced with an extended option exercise period of 4 years after retirement, not to exceed an option’s expiration date. In addition, under the revised program stock options would continue to naturally vest past the retirement date in accordance with the original vesting terms.

The following is a summary of the retirement benefits under the Retirement Program in place as of December 31, 2007:

Base Salary. No salary continuation beyond the retirement date.

Year-end Performance Bonus. The performance bonus for the year of retirement will be equivalent to the average of the last two year’s performance bonus (excludes special bonuses) and prorated based on number of months of service in that year, presuming consistent performance by the Executive over two years preceding the retirement. The bonus will be paid on the retirement date. There is no payment of bonus beyond the retirement date.

MBV Restricted Stock. All outstanding MBV Restricted Stock will continue to vest beyond the retirement date in accordance with the original performance-based vesting terms and the award at vesting will be subject to actual MBV performance for the relevant three-year performance period. Thus, a recipient of an MBV Restricted Stock award who qualifies for the Retirement Program benefits will vest in such award on the same terms (other than the requirement of continued employment) as though he or she continued to be employed.

Restricted Stock. All other outstanding restricted stock will immediately vest at the retirement date.

Stock Options. The treatment of stock options will be different for options that were granted prior to the effective date of the Retirement Program (“Pre-Program Options”) and for options granted after the effective date (“Post-Program Options”).

Post-Program Options. All outstanding unvested Post-Program Options will continue to vest beyond the retirement date in accordance with the original vesting terms as though the retiree continued to be employed. All vested options may be exercised until the earlier of a period up to five years from the retirement date or the expiration of the option.

Pre-Program Options. All outstanding unvested Pre-Program Option will immediately vest on the retirement date. All outstanding options at retirement may be exercised until the later of 90 days following the retirement date or the last day of the calendar year of retirement; not to exceed the original expiration of the option term.

Cash Award in the Year of Retirement. In the event that the company does not grant a year-end long-term incentive award for the Executive’s last performance year following an advance notification of retirement, a partial cash payment may be awarded in lieu of the long-term incentive award that would otherwise have been awarded to the Executive.

Restricted Stock Unit (RSU) Award upon Retirement. To the extent that an Executive has Pre-Program Options at the date of retirement, the Executive will receive a restricted stock unit award at retirement. The restricted stock unit award vests three years after the grant date. The value of the restricted stock unit award will approximate the potential income that the Executive could have received from the exercise of Pre-Program Options during a post-retirement period of up to five years. Dividends will be paid on the number of restricted stock unit’s awarded. The restricted stock unit award will be subject to such other terms and conditions as may be deemed necessary or appropriate by the company as of the date of grant and set forth in the applicable award agreement.

Restrictive Covenants. The continued vesting of any outstanding long-term incentive awards or restricted stock units will require the Executive to consent to a three year non-compete, non-solicitation and non-disparagement provisions. In the event of a breach by an Executive of the restrictive covenants, they could be subject to the forfeiture of any benefits received under the Retirement Program.

Healthcare Benefits. The Executive can continue medical and dental benefits under the Company’s retiree healthcare program with the Executive assuming the full premium costs. The Executive can convert standard group life insurance to an individual policy.

Accrued and Unused Vacation. Accrued and unused vacation time as of the retirement date will be paid at retirement consistent with current vacation company policy.

Other Terminations—Involuntary Termination not for Cause, Constructive Termination and Resignation

MBIA would provide the following compensation payments and benefits upon the involuntary termination of an executive other than for cause, constructive termination (a voluntary termination for good reason) and resignation.

Cash Severance. Any cash payment will be paid at the discretion of the Board.

Restricted Stock. Upon an involuntary termination not for cause or a constructive termination all shares become vested. Upon resignation all shares are forfeited.

Stock Options. Under all of the termination scenarios in this section, vested options may be exercised for a period up to 90 days and unvested options are forfeited.

MBV Restricted Stock Upon involuntary termination by the company not for cause, a prorated portion of the performance shares become vested based on (i) MBV appreciation through the termination date and (ii) the portion of the performance period completed through the termination date. Upon resignation all shares are forfeited.

Death and Total Disability Payments

MBIA would provide the following compensation payments upon death and total disability. Health and welfare benefits provided in the event of death or total disability for an executive would be the same as for all other employees.

Restricted stock: Immediate vesting of restricted stock.

Stock Options: Immediate vesting of stock options with a one-year exercise period from the termination date.

MBV Restricted Stock. A prorated portion of the performance shares become vested based on MBV appreciation through the termination date.

Retirement Plans: All unvested retirement account balances under the pension, 401k and deferred compensation plan become fully vested.

Tables Showing Potential Post Termination Payments as of December 31, 2007

The following tables show the estimated value of the compensation and benefits that would become payable as a result of the different termination events described above (e.g., accelerated vesting of equity) for each of the Executives. The values have been estimated as if the termination events occurred on December 31, 2007. The value of equity compensation assumes the closing fair market value of the Company’s shares on December 31, 2007 which was $18.63. However, it is likely that the outstanding MBV restricted stock awards will not be earned because the MBV performance targets most likely will not be met due to the mark to market results in 2007. There are no values shown under retirement because none of the named executives are eligible for retirement compensation and benefits as of December 31, 2007.

Gary C. Dunton
Payment or Benefit upon Termination	Change in Control ($)	Retirement ($)	Involuntary and Constructive Termination ($)[1]	Death and Total Disability Payments ($)
Cash Severance	5,445,000	0	2,550,000	0
Cash Bonus	1,762,500	0	1,762,500	0
Restricted Stock	1,095,332	0	1,095,332	1,095,332
Options	[2]	0	[2]	[2]
MBV Restricted Stock	[2]	0	[2]	[2]
Excise Tax Gross-up	0	0	0	0
Retirement Benefits [3]	567,000	0	0	0
Healthcare Benefits [4]	60,779	0	20,284	0

Total	8,930,611	0	5,428,316	1,095,332

C. Edward Chaplin
Payment or Benefit upon Termination	Change in Control ($)	Retirement ($)	Involuntary and Constructive Termination ($)	Death and Total Disability Payments ($)
Cash Severance	2,200,000	0	[5]	0
Cash Bonus	600,000	0	[5]	0
Restricted Stock	583,100	0	583,100	583,100
Options	[2]	0	[2]	[2]
MBV Restricted Stock	[2]	0	[2]	[2]
Excise Tax Gross-up	0	0	0	0
Retirement Benefits	591,774	0	0	371,774
Healthcare Benefits	38,689	0	0	0

Total	4,013,563	0	583,100	954,874

[1]

Under the practices established in 2007, an executive whose employment was involuntarily or constructively terminated would have received (1) a pro-rated bonus for the year of termination, based on the average of the actual bonuses paid for the prior two completed fiscal years, and (2) if no long-term incentive award had been granted in the year of termination in respect of the prior year’s performance, a cash payment will be made in lieu of such award. The numbers listed in this column indicate the amounts that would have been payable to Mr. Dunton upon a termination at December 31, 2007, applying these practices.

[2]

At December 31, 2007, all outstanding stock options held by the executive had exercise prices in excess of the closing price of the stock on that date. At December 31, 2007, MBV restricted stock awards were unlikely to have been earned because of the impact on the MBV formula of the Company’s recent performance.

[3]

Retirement Benefits under Change in Control represents credits to the Company’s non-qualified retirement plan in an amount equal to the amount that otherwise would have been contributed under the pension plan had his or her employment continued for another 24 months. In addition, the amounts for Messrs. Chaplin and Sonkin also include the vesting of the unvested retirement account balances as shown under Death and Total Disability.

[4]

Healthcare Benefits under Change in Control represents the company’s cost of all benefits (i.e., healthcare, life, and disability) provided to the executive for a 24 month period following a qualifying event under the KEEP Plan. For Mr. Dunton, the amount under Involuntary Termination represents the company cost for providing medical and dental benefits until Mr. Dunton reaches age 55 at which time he will become eligible for retiree medical and dental benefits where there is no company subsidy of premium costs.

[5]	Any cash payment and cash bonus will be paid at the discretion of the Board.

Mitchell I. Sonkin
Payment or Benefit upon Termination	Change in Control ($)	Retirement ($)	Involuntary and Constructive Termination ($)	Death and Total Disability Payments ($)
Cash Severance	1,950,000	0	[5]	0
Cash Bonus	525,000	0	[5]	0
Restricted Stock	460,142	0	460,142	460,142
Options	[2]	0	[2]	[2]
MBV Restricted Stock	[2]	0	[2]	[2]
Excise Tax Gross-up [6]	1,239,685	0	0	0
Retirement Benefits	335,232	0	0	135,232
Healthcare Benefits	34,535	0	0	0

Total	4,544,594	0	460,142	595,374

[6]	With respect to Mr. Sonkin, the excise tax assumes a personal income tax rate of 40%.

Clifford D. Corso
Payment or Benefit upon Termination	Change in Control ($)	Retirement ($)	Involuntary and Constructive Termination ($)	Death and Total Disability Payments ($)
Cash Severance	2,100,000	0	[5]	0
Cash Bonus	600,000	0	[5]	0
Restricted Stock	74,520	0	74,520	74,520
Options	[2]	0	[2]	[2]
MBV Restricted Stock	[2]	0	[2]	[2]
Excise Tax Gross-up	0	0	0	0
Retirement Benefits	220,000	0	0	0
Healthcare Benefits	30,882	0	0	0

Total	3,025,132	0	74,520	74,520

Kevin D. Silva
Payment or Benefit upon Termination	Change in Control ($)	Retirement ($)	Involuntary and Constructive Termination ($)	Death and Total Disability Payments ($)
Cash Severance	1,710,000	0	[5]	0
Cash Bonus	480,000	0	[5]	0
Restricted Stock	59,802	0	59,802	59,802
Options	[2]	0	[2]	[2]
MBV Restricted Stock	[2]	0	[2]	[2]
Excise Tax Gross-up	0	0	0	0
Retirement Benefits	175,000	0	0	0
Healthcare Benefits	35,187	0	0	0

Total	2,459,989	0	59,802	59,802

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company paid PwC a total of $5,133,000 and $4,144,000 respectively, for professional services rendered for the years ended December 31, 2007 and 2006, broken down as follows (in thousands):

	2007	2006
Audit	$3,546	$2,799
Audit Related	$645	$702
Tax	$934	$635
All Other	$8	$8

Total	$5,133	$4,144

Audit fees were for professional services rendered in connection with the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, Sarbanes-Oxley Section 404 work, procedures performed in connection with the income tax provision, and assistance with the review of documents filed with the SEC.

Audit Related fees were for assurance and related services performed in connection with the audit of the Company’s charitable foundation, the issuance of comfort letters and consultations concerning financial accounting and reporting standards.

Tax fees were for services related to tax compliance, the preparation of certain tax returns and claims for refund, tax planning, and tax advice including assistance with and representation in tax audits and appeals.

All Other fees were for an on-line accounting research service.

One hundred percent of the Audit Related, Tax and All Other services for the year ended December 31, 2007 were approved by the Audit Committee.

PwC did not provide the Company with any information technology services relating to financial systems design and implementation for 2007 and did no other consulting work except as indicated.

Pursuant to its Charter, the Audit Committee has responsibility for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. The Audit Committee has adopted a policy for the approval of non-audit related services. At the beginning of the year, the Audit Committee reviews and approves any proposed audit and non-audit related services for the year and the associated costs. The Audit Committee also reviews at its meetings other audit and non-audit services proposed to be provided by the independent auditors. The Committee has delegated to the Chair the authority to grant pre-approvals if the Chair deems it necessary or appropriate to consider a pre-approval request without a meeting of the full Committee. Pre-approvals by the Chair are reviewed with the Committee at its next regularly scheduled meeting.

In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit Committee a description of, and the budget for, the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below contains certain information about the only beneficial owners known to the Company as of March 14, 2008 of more than 5% of the outstanding shares of the Company’s common stock.

Name and Address of Beneficial Owner(s)	Shares of Common Stock Beneficially Owned	Percent (%) of Class(6)
AXA Assurances I.A.R.D. Mutuelle AXA Assurances Vie Mutuelle AXA Courtage Assurance Mutuelle AXA (1) 1290 Avenue of the Americas New York, NY 10104	11,890,373	5.04
Third Avenue Management LLC (2) 622 Third Avenue, 32nd Floor New York, NY 10017	33,633,137	14.26
Warburg Pincus Private Equity X, L.P. Warburg Pincus X L.P. Warburg Pincus X LLC Warburg Pincus Partners, LLC Warburg Pincus & Co. Warburg Pincus LLC Charles R. Kaye Joseph P. Landy (3)(4) 466 Lexington Avenue New York, NY 10017	49,575,890	21.02
Wellington Management Company, LLP (5) 75 State Street Boston, MA 02109	17,511,840	7.42

(1)	This information as to the beneficial ownership of shares of common stock is based on the Schedule 13G/A filed jointly by AXA Financial, Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle and AXA (collectively, the “AXA entities”) with the Securities and Exchange Commission (“SEC”) on February 14, 2008. Such filing indicates that the AXA entities jointly have sole voting power with respect to 8,982,754 of such shares, shared voting power with respect to 915,077 of such shares and sole dispositive power with respect to 11,890,373, and do not have shared dispositive power with respect to any of the shares.

(2)	This information as to the beneficial ownership of shares of Common Stock is based on information provided to us by Third Avenue Management LLC (“Third Avenue”) as of March 12, 2008. Third Avenue has advised us that Third Avenue has sole voting power with respect to 31,957,282 of such shares and sole dispositive power with respect to all of the shares, and does not have shared voting power or shared dispositive power with respect to any of the shares.
(3)	This information as to the beneficial ownership of shares of common stock is based on the Schedule 13D/A filed jointly by Warburg Pincus Private Equity X, L.P., Warburg Pincus X L.P., Warburg Pincus X LLC, Warburg Pincus Partners, LLC, Warburg Pincus & Co., Warburg Pincus LLC, Charles R. Kaye and Joseph P. Landy (collectively, the “WP entities”) with the SEC on February 14, 2008. Such filing indicates the WP entities jointly have sole voting power with respect to 24,247,068 of such shares (including warrants currently exercisable to purchase 8,755,499 shares) and sole dispositive power with respect to all of such shares, and do not have shared voting power or shared dispositive power with respect to any of such shares.
(4)	Includes A Warrants currently exercisable for 8,755,499 shares, but excludes B Warrants, approval anti-dilution A Warrants and B-2 Warrants that upon shareholder approval will become exercisable for 16,572,147 shares as described under “Proposals for Shareholder Approval Recommended by the Board—Proposal 2: Approval of the Right to Exercise Certain Warrants Issued to Warburg Pincus Private Equity X, L.P. and its affiliate for Shares of MBIA Inc. Common Stock.” 25,328,822 of such shares are currently held in voting trusts pending approvals of state insurance regulatory authorities in New York and Illinois.
(5)	This information as to the beneficial ownership of shares of common stock is based on the Schedule 13G/A filed by Wellington Management Company, LLP (“Wellington”) with the SEC on February 14, 2008. Such filing indicates that Wellington does not have sole voting power or sole dispositive power with respect to any of such shares, has shared voting power with respect to 10,637,430 of such shares, and has shared dispositive power with respect to all of such shares.
(6)	Based on 235,886,195 shares outstanding as of March 14, 2008.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of December 31, 2007, the beneficial ownership of shares of Common Stock of each Director, each Senior Officer named in the Summary Compensation Table above, and all Directors and Executive Officers of the Company, as a group.

Name	Shares of Common Stock Beneficially Owned	Shares Acquirable Upon Exercise of Options (2)	Total Shares Beneficially Owned (3)
Directors
Joseph W. Brown (1) (4)	618,456	2,500,000	3,118,456
David C. Clapp (4)	33,134	—	33,134
David A. Coulter (4)	—	—	—
Claire L. Gaudiani (4)	21,636	—	21,636
Daniel P. Kearney (4)	25,379	—	25,379
Kewsong Lee (4)	—	—	—
Laurence H. Meyer (4)	8,729	—	8,729
David M. Moffett (4)	1,060	—	1,060
Debra J. Perry (4)	9,375	—	9,375
John A. Rolls (4)	45,086	—	45,086
Richard C. Vaughan (4)	4,476	—	4,476
Richard H. Walker (4)	3,256	—	3,256
Jeffery W. Yabuki (4)	4,953	—	4,953
Executive Officers (1)
Gary C. Dunton	429,595	947,155	1,376,750
C. Edward Chaplin	73,164	—	73,164
Mitchell I. Sonkin	67,943	18,000	85,943
Clifford D. Corso	68,770	49,672	118,442
Kevin D. Silva	64,562	318,510	383,072
Neil G. Budnick	61,452	—	61,452
All of the above and other Executive Officers as a group	1,797,892	4,333,657	6,131,549

(1)	This number includes shares held by the Executive Officers under the Company’s exempt 401(k) Plan and includes restricted shares and stock units awarded annually to certain of the Executive Officers.
(2)	This column indicates the number of shares that are presently exercisable or will become exercisable on or before February 29, 2008 under the Company’s stock option program.
(3)	The percentage of shares of common stock beneficially owned by all Directors and Executive Officers as a group is 4.9% of the shares of common stock outstanding. Each Director and Executive Officer individually owns less than 1% of the shares of common stock outstanding, except for Messrs. Brown and Dunton, who own 2.5% and 1.1%, respectively.
(4)	This number includes (a) common stock equivalent deferral units held under the Company’s Amended and Restated Deferred Compensation and Stock Ownership Plan for Non-Employee Directors, and (b) restricted stock awarded under the Omnibus Plan. (See the discussion of these plans under “The Board of Directors and its Committees.”)

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Ownership of and transactions in the Company’s common stock by Executive Officers and Directors of the Company are required to be reported to the Securities and Exchange Commission in accordance with Section 16 of the Securities Exchange Act of 1934. To the best of the Company’s knowledge, such required filings were made on a timely basis, except for the following:

Two Form 4s for John A. Rolls were filed late. The first Form 4 was filed on December 3, 2007 to report a disposition of MBIA common stock on November 5, 2007 and a subsequent purchase of MBIA common stock on November 30, 2007. The second Form 4 was filed on February 1, 2008 to report dispositions of MBIA common stock on October 31, 2007 and November 1, 2007 and subsequent purchases of MBIA common stock on January 30, 2008. The reported dispositions resulted from certain sales of MBIA stock from Mr. Rolls’ margin account without his knowledge or consent. The transactions reported in these Form 4 filings, and a Stock Purchase Agreement entered into between Mr. Rolls and the

Company directing the purchase by Mr. Rolls of MBIA common stock from the Company at the same prices as were sold by his broker, was reported by the Company in a Form 8-K filed on February 1, 2008. The Board also indicated in connection with its approval that such purchase would satisfy Mr. Rolls’ obligation to disgorge any unintended realization of short-swing profits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Agreement

To the best of the Company’s knowledge, except insofar as they may be shareholders of the Company or as described below under “Investment Agreement” and “Amended and Restated Investment Agreement.” Proposals for Shareholder Approval Recommended by the Board—Proposal 3: Approval of Restricted Stock Awards to Joseph W. Brown, no person who has been a Director or Executive Officer of the Company at any time since the beginning of 2007, no nominees to the Board of Directors nor any associate of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2008 annual meeting of shareholders.

Transactions with “related persons” (as defined in Item 404(a) of Regulation S-K) are monitored by management, the Audit Committee and the Board of Directors and all Directors and Executive Officers of the Company complete a questionnaire at the beginning of each year, in which they are asked to disclose family relationships and relationships with other related persons. Before approving a transaction with a related person, the Board of Directors would take into account all relevant factors that it deems appropriate, including fairness to the Company and the extent of the related person’s interest in the transaction. The policies and procedures surrounding the review, approval or ratification of transactions with related persons are not in writing given that the Company does not typically enter into such transactions, nevertheless, such review, approval and ratification of transactions with related persons would be documented in the minutes of the meetings of the Board of Directors. There were no transactions with related persons since the beginning of the 2007 fiscal year where the policies and procedures described above did not require review, approval or ratification of the transaction or where such policies and procedures were not followed.

On December 10, 2007, the Company entered into an Investment Agreement (as amended and restated, the “Investment Agreement”) with Warburg Pincus Private Equity X, L.P. (“Warburg Pincus”) pursuant to which Warburg Pincus committed to invest up to $1 billion in MBIA through a direct purchase of MBIA common stock and a backstop for a shareholder rights offering. Under the terms of the Investment Agreement, Warburg Pincus made an initial investment of $500 million in the Company through the acquisition of 16,129,032 million shares of the Company’s common stock at a price of $31.00 per share and committed to backstop a shareholder rights offering of up to $500 million. The net proceeds of the Warburg Pincus investment were used to further solidify the Company’s capital position. In connection with its investment and backstop commitment, Warburg Pincus received warrants exercisable for up to 8,698,920 million shares of the Company’s common stock at a price of $40 per share, which we refer to as the “A Warrants,” and warrants, which, upon the approval of our shareholders, will become exercisable for up to 7,430,112 million shares of common stock at a price of $40 per share, which we refer to as “B Warrants.” See” “Proposals for Shareholder Approval Recommended by the Board––Proposal 2: Approval of the Right to Exercise Certain Warrants Issued to Warburg Pincus Private Equity X, L.P. and its affiliate for Shares of MBIA Inc. Common Stock,” for additional information about the A Warrants and the B Warrants. The initial $500 million investment closed on January 30, 2008, which we refer to as the “Investment Agreement Closing Date.”

Mr. David Coulter and Mr. Kewsong Lee, who are managing directors of affiliates of Warburg Pincus, were appointed to the Board on the Investment Agreement Closing Date in accordance with the Investment Agreement. Pursuant to the Investment Agreement, at least 2 days prior to the Investment Agreement Closing Date, the Company was required to cause two people nominated by Warburg Pincus to be elected or appointed to the Board on the Investment Agreement Closing Date. Subject to the share ownership requirements described in the Investment Agreement, the Company is required to recommend to its shareholders the election of up to two directors nominated by Warburg Pincus at the Company’s annual meeting, and Warburg Pincus’s nominees will be required to be the Company’s and the Company’s Nominating/Governance Committee’s nominees to serve on the Board. In addition, the Company is required to use all reasonable best efforts to have Warburg Pincus’s nominees elected as directors of the Company and the Company is required to solicit proxies for them to the same extent as it does for any of its other nominees to the Board. Subject to the share ownership requirement described in the Investment Agreement, Warburg Pincus has the right to proportionate representation on each committee of the Board (and the board of directors of any of the Company’s subsidiaries), with at least one representative on each such committee, as permitted by applicable laws and New York Stock Exchange regulations. See “Proposals for Shareholder Approval Recommended by the Board––Proposal 1: Election of Directors.”

Amended and Restated Investment Agreement

On February 6, 2008, the Company and Warburg Pincus amended and restated the Investment Agreement to provide that Warburg Pincus would backstop a public offering of the Company’s common stock by agreeing to purchase up to $750 million of convertible participating preferred stock. The amended and restated Investment Agreement reduced Warburg Pincus’ obligation to backstop a shareholder rights offering by the sum of (i) the aggregate price of the shares of the Company’s common stock sold in the public offering and (ii) the aggregate purchase price of any preferred stock the Company sold to Warburg Pincus in connection with such offering. Warburg Pincus had the option to purchase up to $300 million of preferred stock (the “Backstop Option”) under the amended and restated Investment Agreement.

Pursuant to the terms of the amended and restated Investment Agreement, Warburg Pincus and an affiliate received warrants, which, upon the approval of our shareholder, will become exercisable for up to an aggregate of 4 million shares of the Company’s common stock at $16.20 per share, which we refer to as the “B-2 Warrants.” The amended and restated Investment Agreement provided that in the event the backstop was utilized the Company would issue to Warburg Pincus B-2 Warrants to purchase up to an additional 4 million shares of the Company’s common stock, depending on the portion of the backstop the Company utilized. The Company did not utilize any portion of the backstop because it sold more than $750 million of common stock in our February public offering. Accordingly, Warburg Pincus did not receive additional B-2 Warrants, and no preferred stock was issued. Warburg Pincus purchased $300 million of common stock in our February public offering, and did not exercise the Backstop Option. See “Proposals for Shareholder Approval Recommended by the Board—Proposal 2: Approval of the Right to Exercise Certain Warrants Issued to Warburg Pincus Private Equity X, L.P. and its affiliate for Shares of MBIA Inc. Common Stock,” for additional information about the B-2 Warrants.

PROPOSALS FOR SHAREHOLDER APPROVAL RECOMMENDED BY THE BOARD

PROPOSAL 1: ELECTION OF DIRECTORS

All of MBIA’s directors are elected at each annual shareholders’ meeting for a one-year term. Shareholders will elect ten directors at the 2008 meeting to serve a term expiring at the 2009 annual meeting.

Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept the nomination or election as Director (an event not now anticipated), all proxies received will be voted for such other persons as the Board may recommend, unless the Board reduces the number of directors.

Joseph W. Brown	Mr. Brown rejoined the Company in February 2008 as Chairman and Chief Executive Officer. He became Executive Chairman on May 6, 2004 and retired from that position on May 3, 2007. Until May 2004, he had served as Chairman and Chief Executive Officer. He originally joined the Company as Chief Executive Officer in January 1999, having been a director since 1986 and became Chairman in May 1999. Prior to joining the Company, Mr. Brown was Chairman of the Board of Talegen Holdings, Inc. from 1992 through 1998. Prior to joining Talegen, Mr. Brown had been with Fireman’s Fund Insurance Companies as President and Chief Executive Officer. Mr. Brown is also Non-Executive Chairman and a director of Safeco Corporation and will step down from that chairmanship in May 2008. Age 59.

David A. Coulter	Mr. Coulter was elected to the Board of Directors in January 2008. Mr. Coulter joined Warburg Pincus in 2005 as a Managing Director and Senior Advisor and focuses on the firm’s financial services investment activities. From 2000 through 2005, Mr. Coulter held a series of senior positions at JPMorgan Chase and was a member of the Office of the Chairman. He also held senior executive positions at The Beacon Group and served as Chairman and C.E.O. of BankAmerica Corporation. He is also a director of PG&E Corporation, Strayer Education Inc., The Irvine Company, Aeolus Re Ltd. and Metavante Technologies. Mr. Coulter received a B.S. and M.S. from Carnegie Mellon University. Age 60.

Claire L. Gaudiani	Dr. Gaudiani has served as a Director of the Company since 1992. Dr. Gaudiani has been a Professor at New York University since 2004. From 2000 to 2004, she was a Senior Research Scholar at the Yale Law School. From 1988 until June 2001, Dr. Gaudiani was President of Connecticut College. Dr. Gaudiani has also been President and CEO of the New London Development Corporation from 1997 to 2004. She also serves as a director of the Worcester Polytechnic Institute and the Henry Luce Foundation Inc. Age 63.

Daniel P. Kearney	Mr. Kearney has served as a Director of the Company since 1992 and will serve as Lead Director effective May 2008. Mr. Kearney is currently a Financial Consultant and retired as Executive Vice President of Aetna Inc. (insurance company) in February 1998. Prior to joining Aetna in 1991, he served as President and Chief Executive Officer of the Resolution Trust Corporation Oversight Board from 1989 to 1991. From 1988 to 1989, Mr. Kearney was a Principal at Aldrich, Eastman & Waltch, Inc., a pension fund advisor. Mr. Kearney was a Managing Director at Salomon Brothers Inc. (investment bank) in charge of the Mortgage Finance and Real Estate Finance departments from 1977 to 1988. He serves as a Director of Fiserv, Inc., MGIC Investment Corporation and the Joyce Foundation and Prudential Bank. Mr. Kearney served as Chair of the Compensation Committee of Fiserv, Inc. until November 2005, before Mr. Yabuki, a director of the Company, became President and Chief Executive Officer of Fiserv, Inc. in December 2005. Age 68.

Kewsong Lee	Mr. Lee was elected to the Board of Directors in January 2008. Mr. Lee has served as a Member and Managing Director of Warburg Pincus LLC and a general partner of Warburg Pincus & Co. since January 1997. He has been employed at Warburg Pincus since 1992. He leads the firm’s leveraged buy-out and special situations efforts and focuses on the firm’s financial services investment activities. Prior to joining Warburg Pincus, Mr. Lee was a consultant at McKinsey & Company, Inc., a management consulting company, from 1990 to 1992. He is also a director of The Neiman Marcus Group, Inc., Arch Capital Group Ltd., Aramark Corporation and Knoll Inc. Age 42.

Laurence H. Meyer	Dr. Meyer has served as a Director of the Company since 2004. Dr. Meyer is currently Vice Chairman of Macroeconomic Advisers, which he joined in 2002. He is also a distinguished scholar at the Center for Strategic and International Studies and a board member for the National Bureau of Economic Research. Dr. Meyer also serves as senior adviser to the G-7 Group and is a fellow of the National Association of Business Economists. He was a member of the Board of Governors of the Federal Reserve System from 1996 to 2002. From 1969 to 1996, Dr. Meyer was a professor of economics and a former Chairman of the Economics Department at Washington University in St. Louis. Age 63.

David M. Moffett	Mr. Moffett was elected to the Board of Directors in May 2007. Mr. Moffett is currently a Senior Advisor at The Carlyle Group. Until February 27, 2007, Mr. Moffett was Vice Chairman and Chief Financial Officer of U.S. Bancorp. Mr. Moffett had served in these positions since the merger of Firstar Corporation and U.S. Bancorp in February 2001. Mr. Moffett retired as Vice Chairman and Chief Financial Officer of U.S. Bancorp on February 27, 2007. Prior to the merger of Firstar Corporation and U.S. Bancorp, he was Vice Chairman and Chief Financial Officer of Firstar Corporation, and had served as Chief Financial Officer of Star Banc Corporation from 1993 until its merger with Firstar Corporation in 1998. Mr. Moffett is a member of the Board of Directors of eBay, Inc., E.W. Scripps Company and Building Materials Holding Corporation. Age 56.

John A. Rolls	Mr. Rolls has served as a Director of the Company since 1995. Mr. Rolls is currently a Managing Partner of Core Capital Group, LLC. He retired as President and Chief Executive Officer of Thermion Systems International in 2007, positions that he had held since 1996. From 1992 until 1996, he was President and Chief Executive Officer of Deutsche Bank North America. Prior to joining Deutsche Bank, he served as Executive Vice President and Chief Financial Officer of United Technologies from 1986 to 1992. He is a Director of Bowater, Inc. and FuelCell Energy, Inc. Age 66.

Richard C. Vaughan	Mr. Vaughan was elected to the Board of Directors in August 2007. He served as Executive Vice President and Chief Financial Officer of Lincoln Financial Group from 1995 until his retirement in May 2005. He joined Lincoln in July 1990 as Senior Vice President and Chief Financial Officer of Lincoln National’s Employee Benefits Division. In June 1992, he was appointed Chief Financial Officer for the corporation. He was promoted to Executive Vice President in January 1995. He was previously employed with EQUICOR from September 1988 to July 1990, where he served as a Vice President in charge of public offerings and insurance accounting. Prior to that, Mr. Vaughan was a Partner at KPMG Peat Marwick in St. Louis, from July 1980 to September 1988. Mr. Vaughan is a member of the Board of Directors of DaVita Inc. and served on the Board of The Bank of New York Company, Inc. from 2005 to July 2007 when it merged with Mellon Financial Corp. Age 58.

Jeffery W. Yabuki	Mr. Yabuki has served as a Director of the Company since August 2005. In December 2005, Mr. Yabuki was appointed President and Chief Executive Officer of Fiserv, Inc., a provider of information management systems and services. Prior to that, Mr. Yabuki served as Executive Vice President since 2001 and as Chief Operating Officer since 2002 for H&R Block, Inc., a financial services firm. From 1999 to 2002, Mr. Yabuki served as the President of H&R Block International. From 1987 to 1999, Mr. Yabuki held various executive positions with American Express Company, a financial services firm, including President and Chief Executive Officer of American Express Tax and Business Services, Inc. Mr. Yabuki also serves as a director of Fiserv, Inc. Age 47.

The Board has designated Mr. Kearney as Lead Director effective as of May 1, 2008 and to serve until the Company’s 2009 annual meeting of the shareholders. Mr. Clapp will continue to serve as Lead Director until May 1, 2008. In such capacity, Mr. Kearney will serve as acting Chairman of the Board in any Board meetings in which the Chairman does not participate and will preside at non-management director meetings. Shareholders or interested parties wishing to communicate with our Lead Director or with the non-management directors as a group may do so prior to May 1, 2008 by contacting Mr. Clapp by regular mail sent to 85 Broad Street, 2nd Floor, New York, New York 10004 and after May 1, 2008 by contacting Mr. Kearney by regular mail sent to 1550 North State Parkway, #1002, Chicago, IL 60610.

The Company’s Board of Directors has determined in accordance with the independence standards set forth in the Company’s Corporate Governance Practices, that each Director named below is an Independent Director and that none of the Directors named below has any material relationships with the Company. Such Independent Directors are: David A. Coulter, Claire L. Gaudiani, Daniel P. Kearney, Kewsong Lee, Laurence H. Meyer, David M. Moffett, John A. Rolls, Richard C. Vaughan and Jeffery W. Yabuki. Director David C. Clapp, who is not nominated for election, also meets the independence standards. In addition, each of the Directors named in the foregoing sentences meets the definition of “Independent Director” set forth in the New York Stock Exchange Corporate Governance Listing Standards. These Independent Directors constitute a significant majority of the Company’s Board, consistent with the policy set out in the Company’s Corporate Governance Practices.

The Corporate Governance Practices include the following independence standards designed to assist the Board in assessing director independence. The terms “MBIA” and “the corporation” in the following standards refer to MBIA Inc.

“The Board shall consist of a significant majority of independent directors. Independent director means a director who:

•	is not a member of management or an employee and has not been a member of management or an employee within the last 5 years;

•	has no close family or similar relationship with a member of key management;

•	is not a lawyer, advisor or consultant to the corporation or its subsidiaries and does not have any personal service contracts with the corporation or its subsidiaries;

•

does not have any other relationship with the corporation or its subsidiaries either personally or through his or her employer which, in the opinion of the Board, would adversely affect the director’s ability to exercise his or her independent judgment as a director;

•	is not currently or has not been for five years a former employee of the independent auditor;

•	is not currently or has not been for five years an employee of any company whose compensation committee includes an officer of MBIA;

•	is not an immediate family member of either of the two previous categories.

Because the corporation is a major financial institution, outside directors or the companies they are affiliated with will sometimes have a business relationship with the corporation or its subsidiaries. Directors and companies with which they are affiliated are not given special treatment in these relationships. The Board believes that the existence of a business relationship is not, in and of itself, sufficient to disqualify a director from being considered an independent director. The materiality of the relationships and the director’s own ability to exercise independent judgment should be evaluated, and external criteria for independence, such as those promulgated by the Securities and Exchange Commission, should be considered.

To help maintain the independence of the Board, all directors are expected to deal at arm’s length with the corporation and its subsidiaries and to disclose circumstances material to the director which might be perceived as a conflict of interest. The corporation shall disclose publicly compliance with the requirement that a majority of its Board is comprised of independent directors.”

Fewer nominees are named (ten) than the number of Directors fixed by the Board pursuant to the Company’s By-Laws (twelve) because the Company has not yet determined whether to fill those positions and, if so, who will be invited to join the Board. Proxies cannot be voted for a greater number of Directors than the nominees named. The Board is continuing to search for two additional Directors. If a suitable candidate is found after the mailing of this proxy, the Board plans to elect him or her to the Board in accordance with its power under the Company’s By-Laws to fill interim vacancies on the Board.

Mr. Vaughan was recommended as a nominee to serve on the Board through a third-party search firm retained by the Nominating/Corporate Governance Committee to identify potential nominees to the Board. The recommendation was based on his credentials and extensive experience in financial services businesses and his general knowledge and experience in financial matters. Mr. Vaughan met with the members of the Nominating/Corporate Governance Committee, who recommended that his candidacy be considered by the full Board. Mr. Vaughan also met with Mr. Dunton, the Chairman and Chief Executive Officer of the Company at that time. The full Board approved Mr. Vaughan’s nomination and, after attending and observing a meeting of the Board, Mr. Vaughan accepted the nomination. The Board then elected Mr. Vaughan in August 2007 in accordance with the Board’s power under the Company’s By-Laws to fill interim vacancies on the Board.

Messrs. Coulter and Lee were appointed to the Board pursuant to the terms of the Investment Agreement, as defined under “Certain Relationships and Related Transactions” above.

Vote Necessary to Elect Ten Incumbent Directors:

Directors are elected by a majority of the votes cast. Abstention from voting on the proposal to re-elect ten incumbent Directors will have no effect on the outcome.

The Board of Directors recommends unanimously that you vote FOR this proposal to re-elect ten incumbent Directors.

PROPOSAL 2: APPROVAL OF THE RIGHT TO EXERCISE CERTAIN WARRANTS ISSUED TO WARBURG PINCUS PRIVATE EQUITY X, L.P. AND ITS AFFILIATE FOR SHARES OF MBIA, INC. COMMON STOCK

Introduction.

Warrants in connection with the January 2008 Warburg Pincus Investment. In connection with the closing of the investment in our company by Warburg Pincus Private Equity X, L.P., which we refer to as Warburg Pincus, and its affiliate, Warburg Pincus X Partners, L.P., in January 2008 pursuant to the December investment agreement between us and Warburg Pincus, which we refer to as the Warburg Pincus investment, Warburg Pincus acquired “B” warrants, which we refer to as the B Warrants, which, upon the approval of our shareholders, will become exercisable for up to 7,430,122 shares of our common stock, at a then-exercise price of $40.00, and “A” warrants, which we refer to as the A Warrants, exercisable for up to 8,698,920 shares of our common stock at a then-exercise price of $40.00. Both the A Warrants and the B Warrants are exercisable in whole or in part and at any time up to and including January 30, 2015, to the extent permitted by applicable law and regulation

Warrants issued to Warburg Pincus in connection with backstop of our February public offering. On February 6, 2008, Warburg Pincus and we entered into an amended and restated investment agreement pursuant to which Warburg Pincus agreed to backstop our public offering of common stock for cash, which closed on February 13, 2008, and which we refer to as the February public offering. In connection with this agreement, Warburg Pincus and its affiliate acquired “B-2” warrants, which we refer to as the B-2 Warrants, which, upon the approval of our shareholders, will become exercisable for up to an aggregate of 4,000,000 shares of our common stock at an exercise price of $16.20 per share. The B-2 Warrants are exercisable in whole or in part and at any time up to and including February 6, 2015, to the extent permitted by applicable law and regulation.

We refer to the A Warrants, the B Warrants and the B-2 Warrants, collectively, as the Warrants.

Anti-Dilution Adjustments. The Warrants are subject to specified anti-dilution adjustments to take into account, among other things, future issuances of our common stock. Following the consummation of the February public offering, and the resulting anti-dilution adjustments in respect of the B Warrants and the A Warrants, the B Warrants became exercisable, subject to our shareholders’ approval, for up to an additional 2,394,830 shares of common stock, and the exercise price was adjusted to $30.25, and the A Warrants became exercisable for up to an additional 2,803,784 shares of common stock, and the exercise price was adjusted to $30.25. However, the exercise of A Warrants resulting in Warburg Pincus owning 20% or more of our common stock outstanding on the date of the investment agreement, which we estimate is A Warrants for the purchase of the exercise of A Warrants to purchase approximately 2.75 million shares of common stock, is subject to shareholder approval. We refer to this portion of the additional A Warrants as the approval anti-dilution A Warrants. Subject to the shareholder approval, after these anti-dilution adjustments, the B Warrants are exercisable to purchase up to 9,824,942 shares of our common stock and the A Warrants (including the approval anti-dilution A Warrants) are exercisable to purchase up to 11,502,704 shares of our common stock.

Exercise for Cash. Prior to our shareholders approving the exercise of the B Warrants, the approval anti-dilution A Warrants and the B-2 Warrants for shares of our common stock, such warrants can only be exercised for cash in lieu of shares, in an amount equal to the product of (1) the number of shares of our common stock that would have otherwise been issuable in respect of their cashless exercise and (2) the market price of our common stock on the trading day prior to the date on which Warburg Pincus or its affiliate, as applicable, delivers such warrants and a notice of exercise to us. We refer to this formula as the cash exercise formula. Were Warburg Pincus or its affiliate to exercise such warrants for cash, we may deliver payment to Warburg Pincus on an equal quarterly basis over the course of one year, with the first of such payment being paid no more than 3 business days following exercise by Warburg Pincus or its affiliate.

Common stock ownership of Warburg Pincus and its affiliate. As a result of the Warburg Pincus investment and Warburg Pincus’ and its affiliate’s purchase of shares of our common stock in our February public offering, Warburg Pincus and its affiliate acquired an aggregate of 40,820,391 shares of our common stock, or approximately 17.3% of our issued and outstanding common stock as of the date of this proxy.7 16,129,032 of such shares were acquired in connection with the Warburg Pincus investment and 24,691,359 shares were acquired in our February public offering.

[7]	Assumes total outstanding shares of 236,199,286, including 64,516 shares pursuant to management investment.

Of the 40,820,391 shares of our common stock acquired by Warburg Pincus and its affiliate, 25,328,822 of such shares are currently held in voting trusts pending approvals of state insurance regulatory authorities in New York and Illinois required to be obtained by Warburg Pincus. Pending such approvals, the shares held in voting trusts will be voted in all matters in proportion to the votes of all other shares of our outstanding common stock.

In the event that Warburg Pincus and its affiliate were able to exercise all of the A Warrants, B Warrants and B-2 Warrants for shares of our common stock, Warburg Pincus and its affiliates would own in the aggregate, on a pro forma basis after giving effect to such issuances, approximately 25.3% of the common stock of our company.

New York Stock Exchange rules—Exercise of the B Warrants, the approval anti-dilution A Warrants and the B-2 Warrants. Under the rules of the New York Stock Exchange, except in limited circumstances, shareholder approval is required prior to the issuance of securities exercisable for common stock, if the number of shares of common stock to be issued upon such exercise is, or will be upon issuance, equal to or in excess of 20% of the number of shares outstanding prior to such issuance, or if the common stock to be issued upon such exercise has, or will upon issuance have, voting power equal to or in excess of 20% of the voting power outstanding prior to such issuance.

In addition, the rules of the New York Stock Exchange provide that except in limited circumstances, shareholder approval is required prior to the issuance of securities exercisable for common stock to a related party, if the number of shares of common stock to be issued upon such exercise is, or will be upon issuance, equal to or in excess of 1% of the number of shares outstanding prior to such issuance, or if the common stock to be issued upon such exercise has, or will upon issuance have, voting power equal to or in excess of 1% of the voting power outstanding prior to such issuance. Warburg Pincus and its affiliates are currently related parties of us.

Consequently, under the above described rules of the New York Stock Exchange, approval of our shareholders is required for the B Warrants, B-2 Warrants and the approval anti-dilution A Warrants to become exercisable for shares of our common stock. Accordingly, the B Warrants, the B-2 Warrants and the approval anti-dilution A Warrants are currently exercisable only for cash in accordance with the cash exercise formula.

Consequences of the failure to approve this proposal. In the event that our shareholders do not approve the proposal set forth below, Warburg Pincus would continue to have the right to exercise for cash the B Warrants, the B-2 Warrants, and the approval anti-dilution A Warrants. Upon exercise, Warburg Pincus or its affiliate, as applicable, would receive cash according to the cash exercise formula. The exercise for cash of all of Warburg Pincus’ and its affiliate’s warrants currently exercisable only for cash payment, depending on the price per share of our common stock on the trading day preceding such exercise, could adversely impact our liquidity and cash on hand, even though we are permitted to deliver payment to Warburg Pincus and its affiliate on an equal quarterly basis over the course of one year with the first such payment being paid no more than 3 business days following exercise by Warburg Pincus or its affiliate.

We have also agreed that, in the event that our shareholders do not approve the convertibility into common stock of the B Warrants and the B-2 Warrants at this annual meeting, we will include a proposal for such approval at a meeting of our shareholders no less than once per annual period until such approval is obtained. We would expect to include a similar proposal regarding the A Warrants not currently exercisable for shares of our common stock in the event the proposal is not approved at this annual meeting.

The Proposal.

A vote FOR the proposal is a vote to approve the right of Warburg Pincus or its affiliate (and any subsequent transferee) to exercise, for shares of our common stock, the B Warrants, the B-2 Warrants, the approval anti-dilution A Warrants, and any additional shares for which any of the warrants become exercisable pursuant to the certificates governing the B Warrants, the B-2 Warrants and the A Warrants.

The table below shows the number of shares for which each of the Warrants is currently exercisable (row 1), the number of shares for which each of the Warrants is currently exercisable for cash in accordance with the cash exercise formula (row 2), the number of shares for which each of the Warrants will become exercisable if shareholders approve this proposal (row 3), and the exercise price for each of the Warrants (row 4), in each case subject to specified anti-dilution adjustments to take into account, among other things, future issuances of our common stock, in accordance with the terms of the Warrants. You are being asked to approve the right of Warburg Pincus or its affiliate (and any subsequent transferee) to exercise, for shares of our common stock in the amounts shown in row 2 below, the B Warrants, the B-2 Warrants, the approval anti-dilution A Warrants, and any additional shares for which any of the warrants become exercisable pursuant to the certificates governing the B Warrants, the B-2 Warrants and the A Warrants. You are not being asked to take any action with respect to the A Warrants, to the extent currently exercisable for shares (row 1), or the exercise price for the Warrants (row 4), which are shown for informational purposes only.

	A Warrants	B Warrants	B-2 Warrants
1. Number of shares for which currently exercisable	8,755,499	—	—

2. Number of shares for which currently exercisable for cash	2,747,205	9,824,942	4,000,000

3. Number of shares for which exercisable after shareholder approval	11,502,704	9,824,942	4,000,000

4. Exercise price	$30.25	$30.25	$16.20

If all of the A Warrants, B Warrants and B-2 Warrants were exercised for common stock, Warburg Pincus and its affiliates would hold, on a pro forma basis after giving effect to such issuances as of the date hereof, approximately 25.3% of the common stock of our company. Until the insurance regulatory approvals noted above are obtained, the voting power of such shares issued upon conversion of the warrants would be deposited in a voting trust to the extent that Warburg Pincus’ and its affiliate’s aggregate voting power would be equal to or in excess of 10% of the total voting power of our common stock. Following such approvals, Warburg Pincus and its affiliate would be entitled to full voting power in respect of all of the shares they own.

Warburg Pincus and its affiliate currently have the power to vote 15,491,569 shares of our common stock, or approximately 6.6% of our aggregate outstanding common stock, assuming that Warburg Pincus does not exercise for common stock any of its A Warrants it is eligible to so exercise prior to the shareholder meeting.

The preceding summary of certain material features of the B Warrants, the B-2 Warrants and the A Warrants does not purport to include all of the information regarding them that may be important to your decision regarding this proposal. Copies of the A Warrants, B Warrants and the B-2 Warrants are included as Exhibits A, B, C and D, respectively, and you should read the warrants carefully before casting your vote.

Vote Necessary to Approve the Issuance of Shares of Common Stock Issuable Upon Exercise of the Subject Warrants

To be approved, this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the shareholder’s annual meeting and entitled to vote thereon. Abstention from voting on the proposal will have the same effect as voting against the proposal. If Warburg Pincus and its affiliate vote in favor of this proposal, 6.6% of our total outstanding stock will have voted in favor of the proposal.

The Board of Directors unanimously recommends a vote FOR approval of Proposal 2.

PROPOSAL 3: APPROVAL OF RESTRICTED STOCK AWARDS TO JOSEPH W. BROWN

In order to align Joseph W. Brown’s interests with those of shareholders and to establish substantial performance hurdles to his compensation, the Compensation and Organization Committee approved, subject to shareholder approval, a performance-vesting restricted stock award of 1,634,000 shares to be granted to Mr. Brown on the date the shareholders approve of the award (the “first grant”), and – provided he remains continuously employed with the company through February 18, 2009 — an additional award to be granted on February 18, 2009 equal to $5 million divided by the average market value per share for the 20 trading days immediately preceding February 18, 2009 (the “second grant”). Both awards are subject to shareholder approval at the 2008 annual meeting. If shareholders do not approve of the awards, they will not be granted to Mr. Brown. In connection with the award of restricted stock to Mr. Brown, Mr. Brown agreed to cancel his outstanding 2,500,000 stock options. Mr. Brown will not be eligible for any other long term incentive awards on or before February 18, 2013.

The following summary of the awards is qualified in its entirety by reference to the complete text of the Restricted Stock Award Agreement, which is attached to this proxy statement as Exhibit E.

Vesting of Awards

In general, the first grant and the second grant will fully vest if, on or before February 18, 2013, the company’s average closing share price over any 20 consecutive business day period equals or exceeds $40.

If the first grant does not vest prior to February 18, 2013, it will vest at that time on a pro rata basis, to the extent that the average closing share price over the prior 20 business days is between $16.20 and $40.00 (inclusive) per share based on the following schedule:

Value Per Share	Percentage Vested
$16.20 or less	0%
$20.96	20%
$25.72	40%
$30.48	60%
$35.24	80%
$40 or more	100%

If the second grant does not vest prior to February 18, 2013, it will vest at that time on a pro rata basis to the extent that the average closing share price over the prior 20 business days is between

•	the larger of $16.20 and the 20-day average price used to determine the number of shares for the second grant and

•	$40.00

with intermediate values will be determined by linear interpolation (so that if, for example, the average closing share price over the 20 business days prior to February 18, 2013 is $20.00, the values per share in the left hand column in the table above would be deemed to be $20.00, $24.00, $28.00, $32.00, $36.00 and $40.00, respectively).

For purposes of applying the above table, levels of vesting will be determined by linear interpolation (for example, a value per share of $28.10 will yield 50% vesting for the first grant).

Termination of Employment.

If Mr. Brown’s employment with the company terminates by mutual written agreement, due to his death or disability, by the Company not for cause or by Mr. Brown for good reason, the first grant and the second grant will both vest on a pro rata basis to the extent that the average closing share price over the 20 business days before the date of such termination is between $16.20 (adjusted as described above for the second grant) and $40.00 per share, and the remaining shares under the awards thereafter will remain subject to vesting on or before February 18, 2013 as described above. Any portion of the first grant and second grant that remains unvested after February 18, 2013 shall be forfeited and shall not thereafter vest.

If Mr. Brown’s employment is terminated for any other reason, he will forfeit the awards to the extent not previously vested.

The Company would have cause to terminate Mr. Brown’s employment if he is convicted of a felony involving moral turpitude or he engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties for the Company, resulting, in either case, in material economic harm to the Company, unless he believed in good faith that such conduct was in, or not opposed to, the best interests of the Company.

Mr. Brown would have good reason to resign if, without his prior written consent:

•

he is not elected or reelected as a member of the Board, or as Chairman and Chief Executive Officer, or he is removed from any such positions other than in connection with his actual termination of employment by the Company for cause;

•

he is assigned duties or responsibilities that are not commensurate with his position as Chairman and Chief Executive Officer, or there is any material diminution in his duties or authorities as Chairman and Chief Executive Officer, or any change in the reporting structure so that he reports to any person or entity other than the Board; or

•	the Company materially breaches any material obligation to Mr. Brown that is not cured by the Company within 10 days of receipt of written notice from Mr. Brown.

Restrictions on transfer

In general, Mr. Brown may not dispose of the first grant or the second grant until the later of February 18, 2013 and one year after he ceases to be an employee. However, he may dispose of the awards by will or the laws of descent or he may transfer the awards to any immediate family member or to any trust, the sole beneficiaries of which are Mr. Brown and/or his immediate family members, or to any entity in which Mr. Brown, his immediate family members or trusts solely for the benefits of such persons hold all the beneficial interests, provided that the transferees agree to be bound by the provisions of this Restricted Stock Award Agreement.

Equitable Adjustments

In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, extraordinary cash dividend, stock dividend, distribution of stock or other property in respect of the shares or other securities of the Company, or other change in corporate structure or capitalization affecting the shares, the Board or a duly authorized committee thereof will make appropriate adjustment(s) to the terms and conditions of the first grant and the second grant so as to avoid dilution or enlargement of Mr. Brown’s rights represented by the awards.

Change in Control

If there is a change in control of the Company before February 18, 2013, the first grant will vest (if not already vested) at that time on a pro rata basis, to the extent that the price immediately before the change of control is between $16.20 and $40.00 (inclusive) per share based on the following schedule:

Value Per Share	Percentage Vested
$16.20 or less	0%
$20.96	20%
$25.72	40%
$30.48	60%
$35.24	80%
$40 or more	100%

If there is a change in control of the Company before February 18, 2013, the second grant will vest (if not already vested) at that time on a pro rata basis, to the extent that the price immediately before the change of control is between

•	the larger of $16.20 and the 20-day average price used to determine the number of shares for the second grant and

•	$40.00

with intermediate values will be determined by linear interpolation (so that if, for example, the price immediately before the change of control is $20.00, the values per share in the left hand column in the table above would be deemed to be $20.00, $24.00, $28.00, $32.00, $36.00 and $40.00, respectively).

For purposes of applying the above table, levels of vesting will be determined by linear interpolation (for example, a value per share of $28.10 will yield 50% vesting for the first grant).

The remaining shares under the awards after a change in control will remain subject to vesting on or before February 18, 2013 based upon the general vesting schedule described above.

Mr. Brown will, at the time of a change in control, be permitted to sell the portion of the awards that have previously vested or become vested upon the change in control.

In the event that any payment or benefit made or provided to or for the benefit of Mr. Brown under the Restricted Stock Award Agreement, or under any other plan, agreement, program or arrangement of the company or any of its affiliates or any entity effecting a change in control of the company, is determined to be subject to any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 as amended, the Company will pay to Mr. Brown an additional amount which, after the imposition of all income, employment, excise and other taxes payable by Mr. Brown on such additional payment, is equal to the sum of the excise tax plus any penalty and interest assessments associated with such excise tax.

For these purposes, “change in control” means the occurrence of any of the following events:

•

either any person, excluding Warburg Pincus and its affiliates, becomes a beneficial owner of 25% or more of the voting securities of the Company, measured either by number of securities or by voting power, or Warburg Pincus and its affiliates become the beneficial owners of 50% or more of such voting securities;

•

a majority of the Board (or any successor governing body) consists of individuals other than “incumbent directors”, which term means the members of the Board who were serving on the Board on February 18, 2008, provided that any individual who becomes a member subsequent to that date whose election or nomination for election was supported by two-thirds of the directors who then comprised the incumbent directors will be considered to be an incumbent director;

•	the Board (or any successor governing body) adopts any plan of liquidation providing for the distribution of all or substantially all of the company’s assets;

•

the security holders of the Company approve a merger, consolidation, share or security exchange, division, sale or other disposition of all or substantially all of the business or assets of the Company, as a result of which the security holders of the company immediately prior to such event do not hold, directly or indirectly, immediately following such event, a majority of the voting securities of the surviving, resulting or acquiring entity; or

•

the company ceases to be a “publicly held corporation” within the meaning of Section 162(m)(2) of the Internal Revenue Code whose shares are listed, or eligible for sale, on a national securities exchange or national market system.

Restrictive covenants

The restricted Stock Award Agreement subjects Mr. Brown to a five-year non-competition, non-hire and non-solicit of the Company’s employees, and non-solicit of the Company’s customers.

Shareholder rights

Mr. Brown will have, with respect to all of the restricted stock granted to him, the right to vote such stock and the right to receive cash and other dividends, if any, as may be declared on the stock from time to time. Any securities issued to or received by Mr. Brown in respect of the restricted stock as a result of a stock split, a dividend payable in capital stock or other securities, a combination of shares or any other change or exchange of the restricted stock for other securities, by reclassification, reorganization, distribution, liquidation, merger, or consolidation, or otherwise, will be subject to the same restrictions on transfer and vesting as the restricted stock.

New Plan Benefits

No executive officers or directors other than Mr. Brown will receive any benefits or amounts with respect to the restricted stock awards proposed to be granted to Mr. Brown. Mr. Brown will be granted 1,634,000 shares on the date shareholder approval is received. Subject to his continuous employment, Mr. Brown will also receive an additional award to be granted on February 18, 2009 equal to $5 million divided by the average market value per share for the 20 trading days immediately preceding February 18, 2009.

Description of Federal Income Tax Consequences of the Restricted Stock Awards.

The following discussion summarizes the Federal income tax consequences of the restricted stock awards based on current provisions of the Internal Revenue Code, which are subject to change. The summary does not cover any state or local tax consequences.

Unless Mr. Brown makes the election described below, the grant of restricted stock will not result in taxable income to him or a deduction to the Company in the year of grant. The value of such restricted stock will be taxable to Mr. Brown as ordinary income in the year in which the forfeiture or transfer restrictions lapse. Alternatively, Mr. Brown may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided he makes the election within 30 days after the date of such grant. If he were to make such an election, he would not be allowed to deduct at a later date the amount included as taxable income if he should forfeit the shares of restricted stock. The amount of ordinary income recognized by Mr. Brown is deductible by us in the year such income is recognized by Mr. Brown. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to Mr. Brown as additional compensation in the year received, and we will be allowed a corresponding deduction. (The restricted stock are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, and thus should not be subject to the $1 million annual limit on deductible compensation paid to covered employees.)

Vote necessary to approve the Restricted Stock Awards

The approval of the restricted stock awards requires that the vote cast by shareholders favoring approval exceeds the vote cast opposing approval. Broker non-votes will have no effect on the outcome.

The Board of Directors has adopted and recommends unanimously that you vote FOR approval of the restricted stock awards to Mr. Brown.

PROPOSAL 4: SELECTION OF INDEPENDENT AUDITORS

Since its founding in 1986, MBIA has used PricewaterhouseCoopers LLP (PwC) as its independent auditor. From 1974 to 1986, PwC served the same role for MBIA’s predecessor organization, the Municipal Bond Insurance Association. During 2007, PwC examined the accounts of the Company and its subsidiaries and also provided tax advice and other services to the Company in connection with its Securities and Exchange Commission filings. In accordance with independence rules regarding the rotation of audit engagement partners, in 2008, PwC has assigned a new audit engagement partner to oversee the audit of MBIA’s financial statements.

Upon recommendation of the Audit Committee, the Board has appointed PwC as the independent auditors of the Company for 2008, subject to shareholder approval.

We expect that one or more representatives of PwC will be available at the annual meeting to make a statement, if desired, and to answer questions from those shareholders present.

Vote Necessary to Hire PwC as Auditors

The approval to hire PricewaterhouseCoopers LLP as independent auditors for the Company requires the affirmative vote of a majority of all shares of Common Stock of the Company in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders. Abstention from voting on the proposal will have the same effect as voting against the proposal. Broker non-votes will have no effect on the outcome.

The Board of Directors recommends unanimously that you vote FOR this proposal to hire PricewaterhouseCoopers LLP as independent auditors for the Company.

OTHER MATTERS/SHAREHOLDER PROPOSALS

The Board knows of no other business to be brought before the meeting other than what is set forth above. If other matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon such matters using their own discretion.

Shareholder proposals intended for inclusion in the proxy materials for the Company’s 2009 annual meeting of Shareholders must be received by the Company’s Secretary no later than             , 2008, which is 120 days prior to the anniversary of the mailing date for this proxy statement. Under the terms of the Company’s By-Laws, shareholders who wish to present an item of business at the 2008 annual meeting must provide notice to the Secretary of the Company at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the annual meeting (or if the Company does not publicly announce its annual meeting date 70 days in advance of such meeting date, by the close of business on the tenth day following the day on which notice of the Meeting date is mailed to shareholders or publicly made).

If the Company does not receive notice of an item of business to be presented at the annual meeting before             , 2008 (45 days prior to the anniversary of the mailing date of this year’s proxy statement), then the Company retains discretion to vote proxies for or against any such item as the Board of Directors sees fit.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission permits companies to send a single copy of their annual report and proxy statement to any household at which two or more shareholders reside if it appears that they are members of the same family. Each shareholder residing in the same household, however, will continue to receive a separate proxy card or voting instruction form. This procedure, referred to as “householding,” is intended to reduce the volume of duplicate information that shareholders receive and reduce mailing and printing costs. A number of brokerage firms have instituted householding. Only one copy of this proxy statement and the attached annual report will be sent to certain beneficial shareholders who share a single address, unless any shareholder residing at that address requested that multiple sets of documents be sent. If shareholders received one set of materials due to householding, they may revoke their consent for future mailings at any time and may request that a separate set of materials be sent to them by contacting Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

By Order of the Board of Directors,

Ram D. Wertheim
Secretary

Exhibit A

Executive Copy

[Copy]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF DECEMBER 10 2007, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

WARRANT

to purchase

8,698,920

Shares of Common Stock

dated as of January 30, 2008

MBIA INC.

a Connecticut Corporation

Issue Date: January 30, 2008

1.	Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Additional Shares” has the meaning given to it in Section 3.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person, provided, that with respect to the Company, also includes Channel Reinsurance Ltd. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

“Applicable Price” means the greater of (A) the greater of the Market Price per share of outstanding Common Stock on (i) the date on which the Company issues or sells any Common Stock other than Excluded Stock or (ii) the first date of the announcement of such issuance or sale or (B) the Buy-In Price.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act.

“Board” means the Board of Directors of the Company.

“Board Representatives” means the two people nominated by the Investor to be elected or appointed, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company, to the Board on the Closing Date (as defined in the Investment Agreement).

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Buy-In Price” means the price per share at which the Investor acquires each share of Common Stock pursuant to Section 1.2(a)(2) of the Investment Agreement.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A)

the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representatives will be treated as an Incumbent Directors even if the Persons designated to be such Board Representatives should change;

(B)	any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% of the aggregate voting power of the Voting Securities; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C)	a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D)	a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $1.00 per share, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means MBIA Inc., a Connecticut corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 13(A)) and (B) shares of Common Stock to be issued to employees, consultants and advisors of the Company pursuant to options granted prior to the date of issuance of this Warrant and pursuant to options granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant.

“Exercise Price” has the meaning given to it in Section 2.

“Expiration Time” has the meaning given to it in Section 3.

“Governmental Entities” has the meaning given to it in Section 2.2(d) of the Investment Agreement.

“Group” means a group as contemplated by Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who on the date of the Investment Agreement constitute the Board.

“Investment Agreement” means the Investment Agreement, dated as of December 10, 2007, between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (A) the closing sale price for such day reported by the Nasdaq Stock Market if such security is traded over-the-counter and quoted in the Nasdaq Stock Market, or (B) if such security is so traded, but not so quoted, the average of the closing reported bid and ask prices of such security as reported by the Nasdaq Stock Market or any comparable system, or (C) if such security is not listed on the Nasdaq Stock Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the surviving corporation resulting from a Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to substantially all holders of Common Stock, whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Rights Offering” has the meaning given to it in Section 4.10(a) of the Investment Agreement.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” is defined in Section 2.

“Subsidiary” of a Person means those corporations, banks, savings banks, associations and other Persons of which such Person owns or controls 51% or more of the outstanding equity securities either directly or through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Voting Securities” means the Company’s then outstanding securities eligible to vote for the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrants” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

2.	Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 8,698,920 fully paid and nonassessable shares of Common Stock, par value $1.00 per share (the “Shares”), of the Company, at a purchase price of $40.00 per Share (the “Exercise Price”). The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3.

Exercise of Warrant; Term. To the extent permitted by applicable laws and regulations, including but not limited to the insurance laws of the States of New York and Illinois, the right to purchase the Shares represented by this Warrant are exercisable, in whole or in part by the Warrantholder, at any time or from time to time after 9:00 a.m., New York City time, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Armonk, New York (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(i)	by tendering in cash, by certified or cashier’s check or by wire transfer payable to the order of the Company; or

(ii)	by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. Notwithstanding anything in this Warrant to the contrary, in the event that the issuance of shares of Common Stock pursuant to an adjustment under Section 13 of this Warrant (the “Additional Shares”), or any other aspect of an adjustment to this Warrant made pursuant to Section 13 of this Warrant, cannot be made without a shareholder vote as a result of the application of Rule 312 of the New York Stock Exchange Listing Manual, the Warrantholder shall have the full benefit of the adjustment in Section 13, but the Warrantholder may only exercise this Warrant in the manner permitted by Section 3(B)(ii) with respect to the Additional Shares, and upon any such exercise receive, in lieu of the shares of Common Stock represented by the Additional Shares, cash in an amount equal to the product of (x) the number of shares of Common Stock represented by the Additional Shares that would have been otherwise issuable and (y) the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company, such amount being paid by certified or cashiers check or by wire transfer in same day funds no later than the third Business Day following such exercise; provided, that the restriction on the Warrantholder in this sentence shall no longer be in effect if it is no longer required by the rules of the New York Stock Exchange; provided, further, that at its option, the Company may pay such amount in four quarterly payments, the first payment of which shall be made no more than three (3) Business Days following such exercise by the Warrantholder; provided, further, that each such quarterly payment shall not be for an amount less than 25% of the total amount of such aggregate payment obligation (except for the final payment), and in each case, plus interest computed at the Company’s borrowing rate under its revolving credit facility.

4.

Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5.	No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6.	No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7.	Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8.	Transfer/Assignment.

(A)	Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B)	Notwithstanding the foregoing, this Warrant and any rights hereunder, and any Shares issued upon exercise of this Warrant, shall be subject to the applicable restrictions as set forth in Section 4.2 of the Investment Agreement.

(C)	Notwithstanding anything herein to the contrary, nothing shall prevent any hedging transactions by the Warrantholder or its transferees.

9.	Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10.	Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11.	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12.	Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13.	Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication:

(A)

Common Stock Issued at Less than the Applicable Price. If the Company issues or sells any Common Stock other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable, provided, however, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (i) or (ii) of this Section 13(A):

(i)	In the case of the issuance or sale of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(ii)	In the case of the issuance or sale of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof, provided, however, that such per share fair value as determined by the Board shall not exceed the Applicable Price.

(iii)	In the case of the issuance of (1) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (2) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(1)	The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby.

(2)	The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(3)	On any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(4)	On the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale thereof, the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities.

(5)	If the Exercise Price and the number of Shares issuable upon exercise of this warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (1) or (2) of this Section 13(A)(iii).

(iv)	For the avoidance of doubt, (i) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent not purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall be subject to the provisions of this Section 13(A) and (ii) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall not be subject to the provisions of this Section 13(A).

(B)	Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(C)

Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (excluding those referred to in Section 13(B)), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the fair market value (as reasonably determined by the Board) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D)	Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E)	Business Combinations. Subject to Section 14 of this Warrant, in case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification, shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled upon such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F)

Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G)	Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H)	Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrants and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Investor shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I)	Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J)

Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K)	No Impairment. The Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L)	Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M)	Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14.	Change of Control. Upon the occurrence of a Preliminary Control Event, and by delivering written notice thereof to the Company, the Warrantholder may cause the Company to purchase any Warrant, in whole or in part, acquired hereunder that the Warrantholder then holds, at a valuation based on a computation of the option value of the Warrant using Black-Scholes calculation methods and making the assumptions described in the Black-Scholes methodology described in Exhibit A. Payment by the Company to the Warrantholder of such purchase price shall be due only upon the occurrence of the Change in Control and on the date of the occurrence of the Change of Control, subject to the mechanics described in the last paragraph of Exhibit A. At the election of the Company, all or any portion of such purchase price may be paid in Shares valued at the Market Price of a share of Common Stock as of (A) the last trading day prior to the date on which this payment occurs or (B) the first date of the announcement of such Preliminary Control Event (whichever is less), so long as such payment does not cause the Company to fail to comply with applicable New York Stock Exchange requirements or the requirements of any other Governmental Entities. To the extent that a payment in Common Shares would cause the Company to fail to comply with New York Stock Exchange rules, once the maximum number of Shares has been paid, the remainder of such purchase price may be paid in the form of cash. The Company agrees that it will not take any action resulting in a Preliminary Control Event in the absence of definitive documentation providing for such election right of the Warrantholder pursuant to this Section 14. Under no circumstances shall the Warrantholder be restricted from engaging in any hedging or derivative program reasonably necessary in the opinion of the Warrantholder to secure the option value of this Warrant so adjusted.

15.	Contest and Appraisal Rights. Upon each determination of Market Price or fair market value, as the case may be, hereunder, the Company shall promptly give notice thereof to the

Warrantholder, setting forth in reasonable detail the calculation of such Market Price or fair market value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 15. In the event that a determination of Market Price, or fair market value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or fair market value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of fair market value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

16.	Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York and for all purposes shall be construed in accordance with and governed by the laws of New York, without giving effect to the conflict of laws principles.

17.	Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

18.	Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19.	Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

20.	Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Restated Articles of Incorporation.

21.	Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

[Copy]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: January 30, 2008

MBIA INC.

By:	/s/ C. Edward Chaplin
Name:	C. Edward Chaplin
Title:	Vice President and Chief Financial Officer

Attest:

By:	/s/ Ram D. Wertheim
Name:	Ram D. Wertheim
Title:	Vice President, Secretary and General Counsel

Acknowledged and Agreed:

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general partner
By:	Warburg Pincus X LLC, its general partner
By:	Warburg Pincus Partners LLC, its sole member
By:	Warburg Pincus & Co., its managing member

By:	/s/ David A. Coulter
Name:	David A. Coulter
Title:	Managing Director

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO: MBIA Inc.

RE: Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be

Issued New Warrant:

Holder:

By:
Name:
Title:

[Form of Notice of Exercise]

Exhibit A

Black-Scholes Assumptions

For the purpose of this Exhibit A:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (b) the offeror in the event of a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

Underlying Security Price:

In the event of a merger or acquisition, (A) in the event of an “all cash” deal, the cash per share offered to the Company’s shareholders by the Acquiror; (B) in the event of an “all stock” deal, (1) in the event of a fixed exchange ratio transaction, the product of (i) the average of the Market Price of the Acquiror’s common stock for the ten (10) trading day period ending on the day preceding the date of the Preliminary Control Event and (ii) the number of Acquiror’s shares being offered for one share of Common Stock and (2) in the event of a fixed value transaction, the value offered by the Acquiror for one share of Common Stock; (C) in the event of a transaction contemplating various forms of consideration for each share of Common Stock, the cash portion, if any, shall be valued as clause (A) above and the stock portion shall be valued as clause (B) above and any other forms of consideration shall be valued by the Company in good faith, without applying any discounts to such consideration.

In the event of all other Change of Control events, the average of the Market Price of the Common Stock for the five (5) trading day period beginning on the date of the Preliminary Control Event.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant at the time of the Preliminary Control Event.

Dividend Rate:	The Company’s annualized dividend yield as of the date of the Preliminary Control Event

Interest Rate:	The applicable U.S. 5-year treasury note risk free rate as of the date of the Preliminary Control Event

Model Type:	Black-Scholes

Exercise Type:	American

Put or Call:	Call

Trade Date:	The date of the Preliminary Control Event

Expiration Date:	Expiration Time

Settle Date:	The date of the Preliminary Control Event

Exercise Delay:	0

Volatility:	The average annual volatility over the last 3 years of the Common Stock as listed by Bloomberg L.P., as of the date of the Preliminary Control Event

- A1 -

Such valuation of the Warrant based on the Black-Scholes methodology shall not be discounted in any way. If the Warrantholder disputes such Black-Scholes valuation pursuant to this Exhibit A as calculated by the Company, the Company and the Warrantholder will choose a mutually-agreeable firm to compute the valuation of the Warrant using the guidelines above, and such valuation shall be final. The fees and expenses of such firm shall be borne equally by the Company and the Warrantholder.

The Company covenants that it will not close the Change of Control transaction or otherwise facilitate the closing of a tender or exchange offer as referenced above until giving the Warrantholder at least five (5) Business Days to sell or distribute the Common Stock to be received in an exchange and will cooperate with the Warrantholder to ensure that there is an effective registration statement available to facilitate such a sale during such five (5) Business Day period or an effective opportunity is provided in the case of a tender or exchange offer as referenced above to tender such shares in to the offer.

- A2 -

Exhibit B

Execution Copy

[Copy]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF DECEMBER 10 2007, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

B-WARRANT

to purchase

7,430,112

Shares of Common Stock

dated as of January 30, 2008

MBIA INC.

a Connecticut Corporation

Issue Date: January 30, 2008

1.	Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person, provided, that with respect to the Company, also includes Channel Reinsurance Ltd. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

“Applicable Price” means the greater of (A) the greater of the Market Price per share of outstanding Common Stock on (i) the date on which the Company issues or sells any Common Stock other than Excluded Stock or (ii) the first date of the announcement of such issuance or sale or (B) the Buy-In Price.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act.

“Board” means the Board of Directors of the Company.

“Board Representatives” means the two people nominated by the Investor to be elected or appointed, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company, to the Board on the Closing Date (as defined in the Investment Agreement).

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Buy-In Price” means the price per share at which the Investor acquires each share of Common Stock pursuant to Section 1.2(a)(2) of the Investment Agreement.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A)

the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representatives will be treated as an Incumbent Directors even if the Persons designated to be such Board Representatives should change;

(B)	any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% of the aggregate voting power of the Voting Securities; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C)	a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D)	a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $1.00 per share, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means MBIA Inc., a Connecticut corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 13(A)) and (B) shares of Common Stock to be issued to employees, consultants and advisors of the Company pursuant to options granted prior to the date of issuance of this Warrant and pursuant to options granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant.

“Exercise Approval” means any and all shareholder approvals as may be necessary under any applicable law or regulation or requirement of any applicable securities exchange, including but not limited to the applicable New York Stock Exchange rules, such that this Warrant may be exercisable for Shares.

“Exercise Price” has the meaning given to it in Section 2.

“Expiration Time” has the meaning given to it in Section 3.

“Governmental Entities” has the meaning given to it in Section 2.2(d) of the Investment Agreement.

“Group” means a group as contemplated by Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who on the date of the Investment Agreement constitute the Board.

“Investment Agreement” means the Investment Agreement, dated as of December 10, 2007, between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (A) the closing sale price for such day reported by the Nasdaq Stock Market if such security is traded over-the-counter and quoted in the Nasdaq Stock Market, or (B) if such security is so traded, but not so quoted, the average of the closing reported bid and ask prices of such security as reported by the Nasdaq Stock Market or any comparable system, or (C) if such security is not listed on the Nasdaq Stock Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the surviving corporation resulting from a Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to substantially all holders of Common Stock, whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Rights Offering” has the meaning given to it in Section 4.10(a) of the Investment Agreement.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” is defined in Section 2.

“Subsidiary” of a Person means those corporations, banks, savings banks, associations and other Persons of which such Person owns or controls 51% or more of the outstanding equity securities either directly or through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Voting Securities” means the Company’s then outstanding securities eligible to vote for the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrants” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

2.	Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 7,430,112 fully paid and nonassessable shares of Common Stock, par value $1.00 per share (the “Shares”), of the Company, at a purchase price of $40.00 per Share (the “Exercise Price”). The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3.	Exercise of Warrant; Term. To the extent permitted by applicable laws and regulations, including but not limited to the insurance laws of the States of New York and Illinois, the right to purchase the Shares represented by this Warrant are exercisable, in whole or in part by the Warrantholder, at any time or from time to time after 9:00 a.m., New York City time, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Armonk, New York (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(i)	by tendering in cash, by certified or cashier’s check or by wire transfer payable to the order of the Company; or

(ii)	by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. Notwithstanding anything in this Warrant to the contrary, prior to obtaining the Exercise Approval, the Warrantholder may only exercise this Warrant in the manner permitted by Section 3(B)(ii) and upon any such exercise receive, in lieu of the shares of Common Stock, cash in an amount equal to the product of (x) the number of shares of Common Stock that would have been otherwise issuable and (y) the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company, such amount being paid by certified or cashiers check or by wire transfer in same day funds no later than the third Business Day following such exercise; provided, however, that at its option, the Company may pay such amount in four quarterly payments, the first payment of which shall be made no more than three (3) Business Days following such exercise by the Warrantholder; provided, further, that each such quarterly payment shall not be for an amount less than 25% of the total amount of such aggregate payment obligation (except for the final payment), and in each case, plus interest computed at the Company’s borrowing rate under its revolving credit facility.

4.

Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the

Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will, beginning at a time prior to the Exercise Approval and thereafter at all times, reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5.	No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6.	No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7.	Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8.	Transfer/Assignment.

(A)	Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B)	Notwithstanding the foregoing, this Warrant and any rights hereunder, and any Shares issued upon exercise of this Warrant, shall be subject to the applicable restrictions as set forth in Section 4.2 of the Investment Agreement.

(C)	Notwithstanding anything herein to the contrary, nothing shall prevent any hedging transactions by the Warrantholder or its transferees.

9.	Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10.	Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11.	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12.	Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13.	Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication:

(A)

Common Stock Issued at Less than the Applicable Price. If the Company issues or sells any Common Stock other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1)

 the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable, provided, however, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (i) or (ii) of this Section 13(A):

(i)	In the case of the issuance or sale of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(ii)	In the case of the issuance or sale of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof, provided, however, that such per share fair value as determined by the Board shall not exceed the Applicable Price.

(iii)	In the case of the issuance of (1) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (2) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(1)	The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby.

(2)

The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(3)	On any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(4)	On the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale thereof, the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities.

(5)	If the Exercise Price and the number of Shares issuable upon exercise of this warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (1) or (2) of this Section 13(A)(iii).

(iv)	For the avoidance of doubt, (i) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent not purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall be subject to the provisions of this Section 13(A) and (ii) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall not be subject to the provisions of this Section 13(A).

(B)	Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(C)	Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (excluding those referred to in Section 13(B)), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the fair market value (as reasonably determined by the Board) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D)	Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E)	Business Combinations. Subject to Section 14 of this Warrant, in case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification, shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled upon such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F)	Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G)	Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H)	Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrants and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Investor shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I)	Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J)	Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K)	No Impairment. The Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L)	Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M)	Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14.	Change of Control. Upon the occurrence of a Preliminary Control Event, and by delivering written notice thereof to the Company, the Warrantholder may cause the Company to purchase any Warrant, in whole or in part, acquired hereunder that the Warrantholder then holds, at a valuation based on a computation of the option value of the Warrant using Black-Scholes calculation methods and making the assumptions described in the Black-Scholes methodology described in Exhibit A. Payment by the Company to the Warrantholder of such purchase price shall be due only upon the occurrence of the Change in Control and on the date of the occurrence of the Change of Control, subject to the mechanics described in the last paragraph of Exhibit A. At the election of the Company, all or any portion of such purchase price may be paid in Shares valued at the Market Price of a share of Common Stock as of (A) the last trading day prior to the date on which this payment occurs or (B) the first date of the announcement of such Preliminary Control Event (whichever is less), so long as such payment does not cause the Company to fail to comply with applicable New York Stock Exchange requirements or the requirements of any other Governmental Entities. To the extent that a payment in Common Shares would cause the Company to fail to comply with New York Stock Exchange rules, once the maximum number of Shares has been paid, the remainder of such purchase price may be paid in the form of cash. The Company agrees that it will not take any action resulting in a Preliminary Control Event in the absence of definitive documentation providing for such election right of the Warrantholder pursuant to this Section 14. Under no circumstances shall the Warrantholder be restricted from engaging in any hedging or derivative program reasonably necessary in the opinion of the Warrantholder to secure the option value of this Warrant so adjusted.

15.

Contest and Appraisal Rights. Upon each determination of Market Price or fair market value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or fair market value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 15. In the event that a determination of Market Price, or fair market value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or fair market value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of fair market value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

16.	Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York and for all purposes shall be construed in accordance with and governed by the laws of New York, without giving effect to the conflict of laws principles.

17.	Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

18.	Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19.	Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

20.	Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Restated Articles of Incorporation.

21.	Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

[Copy]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: January 30, 2008

MBIA INC.

By:	/s/ C. Edward Chaplin
Name:	C. Edward Chaplin
Title:	Vice President and Chief Financial Officer

Attest:

By:	/s/ Ram D. Wertheim
Name:	Ram D. Wertheim
Title:	Vice President, Secretary and General Counsel

Acknowledged and Agreed:

WARBURG PINCUS
PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general
partner
By:	Warburg Pincus X LLC, its general
partner
By:	Warburg Pincus Partners LLC, its sole
member
By:	Warburg Pincus & Co., its managing
member

By:	/s/ David A. Coulter
Name:	David A. Coulter
Title:	Managing Director

[Signature Page to B-Warrant]

[Form Of Notice Of Exercise]

Date:

TO: MBIA Inc.

RE: Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be

Issued New Warrant:

Holder:

By:
Name:
Title:

[Form of Notice of Exercise]

Exhibit A

Black-Scholes Assumptions

For the purpose of this Exhibit A:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (b) the offeror in the event of a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

Underlying Security Price:

In the event of a merger or acquisition, (A) in the event of an “all cash” deal, the cash per share offered to the Company’s shareholders by the Acquiror; (B) in the event of an “all stock” deal, (1) in the event of a fixed exchange ratio transaction, the product of (i) the average of the Market Price of the Acquiror’s common stock for the ten (10) trading day period ending on the day preceding the date of the Preliminary Control Event and (ii) the number of Acquiror’s shares being offered for one share of Common Stock and (2) in the event of a fixed value transaction, the value offered by the Acquiror for one share of Common Stock; (C) in the event of a transaction contemplating various forms of consideration for each share of Common Stock, the cash portion, if any, shall be valued as clause (A) above and the stock portion shall be valued as clause (B) above and any other forms of consideration shall be valued by the Company in good faith, without applying any discounts to such consideration.

In the event of all other Change of Control events, the average of the Market Price of the Common Stock for the five (5) trading day period beginning on the date of the Preliminary Control Event.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant at the time of the Preliminary Control Event.

Dividend Rate:	The Company’s annualized dividend yield as of the date of the Preliminary Control Event

Interest Rate:	The applicable U.S. 5-year treasury note risk free rate as of the date of the Preliminary Control Event

Model Type:	Black-Scholes

Exercise Type:	American

Put or Call:	Call

Trade Date:	The date of the Preliminary Control Event

Expiration Date:	Expiration Time

Settle Date:	The date of the Preliminary Control Event

Exercise Delay:	0

Volatility:	The average annual volatility over the last 3 years of the Common Stock as listed by Bloomberg L.P., as of the date of the Preliminary Control Event

- A1 -

Such valuation of the Warrant based on the Black-Scholes methodology shall not be discounted in any way. If the Warrantholder disputes such Black-Scholes valuation pursuant to this Exhibit A as calculated by the Company, the Company and the Warrantholder will choose a mutually-agreeable firm to compute the valuation of the Warrant using the guidelines above, and such valuation shall be final. The fees and expenses of such firm shall be borne equally by the Company and the Warrantholder.

The Company covenants that it will not close the Change of Control transaction or otherwise facilitate the closing of a tender or exchange offer as referenced above until giving the Warrantholder at least five (5) Business Days to sell or distribute the Common Stock to be received in an exchange and will cooperate with the Warrantholder to ensure that there is an effective registration statement available to facilitate such a sale during such five (5) Business Day period or an effective opportunity is provided in the case of a tender or exchange offer as referenced above to tender such shares in to the offer.

- A2 -

Exhibit C

Execution Copy

[Copy]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN AMENDED AND RESTATED INVESTMENT AGREEMENT, DATED AS OF FEBRUARY 6, 2008, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

B2-WARRANT

to purchase

3,870,000

Shares of Common Stock

dated as of February 6, 2008

MBIA INC.

a Connecticut Corporation

Issue Date: February 6, 2008

1.	Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person, provided, that with respect to the Company, also includes Channel Reinsurance Ltd. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

“Applicable Price” means the greater of (A) the greater of the Market Price per share of outstanding Common Stock on (i) the date on which the Company issues or sells any Common Stock other than Excluded Stock or (ii) the first date of the announcement of such issuance or sale or (B) the Buy-In Price.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act.

“Board” means the Board of Directors of the Company.

“Board Representatives” means the two people nominated by the Investor to be elected or appointed, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company, to the Board on the Closing Date (as defined in the Investment Agreement).

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Buy-In Price” means $12.15.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A)

the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representatives will be treated as an Incumbent Directors even if the Persons designated to be such Board Representatives should change;

(B)	any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% of the aggregate voting power of the Voting Securities; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C)	a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D)	a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $1.00 per share, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means MBIA Inc., a Connecticut corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 13(A)) and (B) shares of Common Stock to be issued to employees, consultants and advisors of the Company pursuant to options granted prior to the date of issuance of this Warrant and pursuant to options granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant.

“Exercise Approval” means any and all shareholder approvals as may be necessary under any applicable law or regulation or requirement of any applicable securities exchange, including but not limited to the applicable New York Stock Exchange rules, such that this Warrant may be exercisable for Shares.

“Exercise Price” has the meaning given to it in Section 2.

“Expiration Time” has the meaning given to it in Section 3.

“Governmental Entities” has the meaning given to it in Section 2.2(d) of the Investment Agreement.

“Group” means a group as contemplated by Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who on the date of the Investment Agreement constitute the Board.

“Investment Agreement” means the Amended and Restated Investment Agreement, dated as of February 6, 2008, between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (A) the closing sale price for such day reported by the Nasdaq Global Market if such security is traded over-the-counter and quoted in the Nasdaq Global Market, or (B) if such security is so traded, but not so quoted, the average of the closing reported bid and ask prices of such security as reported by the Nasdaq Global Market or any comparable system, or (C) if such security is not listed on the Nasdaq Global Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the surviving corporation resulting from a Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to substantially all holders of Common Stock, whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Rights Offering” has the meaning given to it in Section 4.10(a) of the Investment Agreement.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” is defined in Section 2.

“Subsidiary” of a Person means those corporations, banks, savings banks, associations and other Persons of which such Person owns or controls 51% or more of the outstanding equity securities either directly or through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Voting Securities” means the Company’s then outstanding securities eligible to vote for the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrants” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 3,870,000 fully paid and nonassessable shares of Common Stock, par value $1.00 per share (the “Shares”), of the Company, at a purchase price of $16.20 per Share (the “Exercise Price”). The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. To the extent permitted by applicable laws and regulations, including but not limited to the insurance laws of the States of New York and Illinois, the right to purchase the Shares represented by this Warrant are exercisable, in whole or in part by the Warrantholder, at any time or from time to time after 9:00 a.m., New York City time, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Armonk, New York (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(i) by tendering in cash, by certified or cashier’s check or by wire transfer payable to the order of the Company; or

(ii) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. Notwithstanding anything in this Warrant to the contrary, prior to obtaining the Exercise Approval, the Warrantholder may only exercise this Warrant in the manner permitted by Section 3(B)(ii) and upon any such exercise receive, in lieu of the shares of Common Stock, cash in an amount equal to the product of (x) the number of shares of Common Stock that would have been otherwise issuable and (y) the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company, such amount being paid by certified or cashiers check or by wire transfer in same day funds no later than the third Business Day following such exercise; provided, however, that at its option, the Company may pay such amount in four quarterly payments, the first payment of which shall be made no more than three (3) Business Days following such exercise by the Warrantholder; provided, further, that each such quarterly payment shall not be for an amount less than 25% of the total amount of such aggregate payment obligation (except for the final payment), and in each case, plus interest computed at the Company’s borrowing rate under its revolving credit facility.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the

Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will, beginning at a time prior to the Exercise Approval and thereafter at all times, reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6. No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A)	Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B)	Notwithstanding the foregoing, this Warrant and any rights hereunder, and any Shares issued upon exercise of this Warrant, shall be subject to the applicable restrictions as set forth in Section 4.2 of the Investment Agreement.

(C)	Notwithstanding anything herein to the contrary, nothing shall prevent any hedging transactions by the Warrantholder or its transferees.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication:

(A)

Common Stock Issued at Less than the Applicable Price. If the Company issues or sells any Common Stock other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1)

the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable, provided, however, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (i) or (ii) of this Section 13(A):

(i)	In the case of the issuance or sale of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(ii)	In the case of the issuance or sale of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof, provided, however, that such per share fair value as determined by the Board shall not exceed the Applicable Price.

(iii)	In the case of the issuance of (1) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (2) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(1)	The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby.

(2)

The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(3)	On any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(4)	On the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale thereof, the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities.

(5)	If the Exercise Price and the number of Shares issuable upon exercise of this warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (1) or (2) of this Section 13(A)(iii).

(iv)	For the avoidance of doubt, (i) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent not purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall be subject to the provisions of this Section 13(A) and (ii) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall not be subject to the provisions of this Section 13(A).

(B)	Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(C)	Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (excluding those referred to in Section 13(B)), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the fair market value (as reasonably determined by the Board) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D)	Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E)	Business Combinations. Subject to Section 14 of this Warrant, in case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification, shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled upon such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F)	Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G)	Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H)	Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrants and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Investor shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I)	Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J)	Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K)

No Impairment. The Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this

Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L)	Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M)	Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. Change of Control. Upon the occurrence of a Preliminary Control Event, and by delivering written notice thereof to the Company, the Warrantholder may cause the Company to purchase any Warrant, in whole or in part, acquired hereunder that the Warrantholder then holds, at a valuation based on a computation of the option value of the Warrant using Black-Scholes calculation methods and making the assumptions described in the Black-Scholes methodology described in Exhibit A. Payment by the Company to the Warrantholder of such purchase price shall be due only upon the occurrence of the Change in Control and on the date of the occurrence of the Change of Control, subject to the mechanics described in the last paragraph of Exhibit A. At the election of the Company, all or any portion of such purchase price may be paid in Shares valued at the Market Price of a share of Common Stock as of (A) the last trading day prior to the date on which this payment occurs or (B) the first date of the announcement of such Preliminary Control Event (whichever is less), so long as such payment does not cause the Company to fail to comply with applicable New York Stock Exchange requirements or the requirements of any other Governmental Entities. To the extent that a payment in Common Shares would cause the Company to fail to comply with New York Stock Exchange rules, once the maximum number of Shares has been paid, the remainder of such purchase price may be paid in the form of cash. The Company agrees that it will not take any action resulting in a Preliminary Control Event in the absence of definitive documentation providing for such election right of the Warrantholder pursuant to this Section 14. Under no circumstances shall the Warrantholder be restricted from engaging in any hedging or derivative program reasonably necessary in the opinion of the Warrantholder to secure the option value of this Warrant so adjusted.

15. Contest and Appraisal Rights. Upon each determination of Market Price or fair market value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or fair market value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 15. In the event that a determination of Market Price, or fair market value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or fair market value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of fair market value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

16. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York and for all purposes shall be construed in accordance with and governed by the laws of New York, without giving effect to the conflict of laws principles.

17. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

18. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

20. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Restated Articles of Incorporation.

21. Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

[Copy]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: February 6, 2008

MBIA INC.

By:	/s/ C. Edward Chaplin
Name:	C. Edward Chaplin
Title:	Vice President & Chief Financial Officer

Attest:

By:	/s/ Ram D. Wertheim
Name:	Ram D. Wertheim
Title:	Vice President, Secretary & General Counsel

Acknowledged and Agreed:

WARBURG PINCUS
PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X L.P., its general
partner
By:	Warburg Pincus X LLC, its general
partner
By:	Warburg Pincus Partners LLC, its sole
member
By:	Warburg Pincus & Co., its managing
member

By:	/s/ David Coulter
Name:	David Coulter
Title:	Managing Director

[Signature Page to B2-Warrant]

[Form Of Notice Of Exercise]

Date:

TO: MBIA Inc.

RE: Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be

Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

Exhibit A

Black-Scholes Assumptions

For the purpose of this Exhibit A:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (b) the offeror in the event of a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

Underlying Security Price:

In the event of a merger or acquisition, (A) in the event of an “all cash” deal, the cash per share offered to the Company’s shareholders by the Acquiror; (B) in the event of an “all stock” deal, (1) in the event of a fixed exchange ratio transaction, the product of (i) the average of the Market Price of the Acquiror’s common stock for the ten (10) trading day period ending on the day preceding the date of the Preliminary Control Event and (ii) the number of Acquiror’s shares being offered for one share of Common Stock and (2) in the event of a fixed value transaction, the value offered by the Acquiror for one share of Common Stock; (C) in the event of a transaction contemplating various forms of consideration for each share of Common Stock, the cash portion, if any, shall be valued as clause (A) above and the stock portion shall be valued as clause (B) above and any other forms of consideration shall be valued by the Company in good faith, without applying any discounts to such consideration.

In the event of all other Change of Control events, the average of the Market Price of the Common Stock for the five (5) trading day period beginning on the date of the Preliminary Control Event.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant at the time of the Preliminary Control Event.

Dividend Rate:	The Company’s annualized dividend yield as of the date of the Preliminary Control Event

Interest Rate:	The applicable U.S. 5-year treasury note risk free rate as of the date of the Preliminary Control Event

Model Type:	Black-Scholes

Exercise Type:	American

Put or Call:	Call

Trade Date:	The date of the Preliminary Control Event

Expiration Date:	Expiration Time

Settle Date:	The date of the Preliminary Control Event

Exercise Delay:	0

Volatility:	The average annual volatility over the last 3 years of the Common Stock as listed by Bloomberg L.P., as of the date of the Preliminary Control Event

- A1 -

Such valuation of the Warrant based on the Black-Scholes methodology shall not be discounted in any way. If the Warrantholder disputes such Black-Scholes valuation pursuant to this Exhibit A as calculated by the Company, the Company and the Warrantholder will choose a mutually-agreeable firm to compute the valuation of the Warrant using the guidelines above, and such valuation shall be final. The fees and expenses of such firm shall be borne equally by the Company and the Warrantholder.

The Company covenants that it will not close the Change of Control transaction or otherwise facilitate the closing of a tender or exchange offer as referenced above until giving the Warrantholder at least five (5) Business Days to sell or distribute the Common Stock to be received in an exchange and will cooperate with the Warrantholder to ensure that there is an effective registration statement available to facilitate such a sale during such five (5) Business Day period or an effective opportunity is provided in the case of a tender or exchange offer as referenced above to tender such shares in to the offer.

- A2 -

Exhibit D

Execution Copy

[Copy]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN AMENDED AND RESTATED INVESTMENT AGREEMENT, DATED AS OF FEBRUARY 6, 2008, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

B2-WARRANT

to purchase

130,000

Shares of Common Stock

dated as of February 6, 2008

MBIA INC.

a Connecticut Corporation

Issue Date: February 6, 2008

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person, provided, that with respect to the Company, also includes Channel Reinsurance Ltd. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

“Applicable Price” means the greater of (A) the greater of the Market Price per share of outstanding Common Stock on (i) the date on which the Company issues or sells any Common Stock other than Excluded Stock or (ii) the first date of the announcement of such issuance or sale or (B) the Buy-In Price.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholder requesting such Appraisal Procedure, except (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act.

“Board” means the Board of Directors of the Company.

“Board Representatives” means the two people nominated by the Investor to be elected or appointed, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company, to the Board on the Closing Date (as defined in the Investment Agreement).

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Buy-In Price” means $12.15.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Change of Control” means, with respect to the Company, the occurrence of any one of the following events:

(A)

the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representatives will be treated as an Incumbent Directors even if the Persons designated to be such Board Representatives should change;

(B)	any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% of the aggregate voting power of the Voting Securities; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(C)	a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

(D)	a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

“Common Stock” means the Company’s common stock, par value $1.00 per share, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means MBIA Inc., a Connecticut corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 13(A)) and (B) shares of Common Stock to be issued to employees, consultants and advisors of the Company pursuant to options granted prior to the date of issuance of this Warrant and pursuant to options granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant.

“Exercise Approval” means any and all shareholder approvals as may be necessary under any applicable law or regulation or requirement of any applicable securities exchange, including but not limited to the applicable New York Stock Exchange rules, such that this Warrant may be exercisable for Shares.

“Exercise Price” has the meaning given to it in Section 2.

“Expiration Time” has the meaning given to it in Section 3.

“Governmental Entities” has the meaning given to it in Section 2.2(d) of the Investment Agreement.

“Group” means a group as contemplated by Section 13(d)(3) of the Exchange Act.

“Incumbent Directors” means individuals who on the date of the Investment Agreement constitute the Board.

“Investment Agreement” means the Amended and Restated Investment Agreement, dated as of February 6, 2008, between the Company and the Investor, including all schedules and exhibits thereto.

“Investor” means Warburg Pincus Private Equity X, L.P.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (A) the closing sale price for such day reported by the Nasdaq Global Market if such security is traded over-the-counter and quoted in the Nasdaq Global Market, or (B) if such security is so traded, but not so quoted, the average of the closing reported bid and ask prices of such security as reported by the Nasdaq Global Market or any comparable system, or (C) if such security is not listed on the Nasdaq Global Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

“Non-Qualifying Transaction” means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the surviving corporation resulting from a Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board approved the execution of the initial agreement providing for such Business Combination.

“Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preliminary Control Event” means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to substantially all holders of Common Stock, whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Rights Offering” has the meaning given to it in Section 4.10(a) of the Investment Agreement.

“Securities” has the meaning given to it in the recitals of the Investment Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” is defined in Section 2.

“Subsidiary” of a Person means those corporations, banks, savings banks, associations and other Persons of which such Person owns or controls 51% or more of the outstanding equity securities either directly or through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Voting Securities” means the Company’s then outstanding securities eligible to vote for the election of directors.

“Warrantholder” has the meaning given to it in Section 2.

“Warrants” means this Warrant, issued to the Investor pursuant to the Investment Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, Warburg Pincus Private Equity X, L.P., its affiliates or its registered assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of 130,000 fully paid and nonassessable shares of Common Stock, par value $1.00 per share (the “Shares”), of the Company, at a purchase price of $16.20 per Share (the “Exercise Price”). The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares,” “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. To the extent permitted by applicable laws and regulations, including but not limited to the insurance laws of the States of New York and Illinois, the right to purchase the Shares represented by this Warrant are exercisable, in whole or in part by the Warrantholder, at any time or from time to time after 9:00 a.m., New York City time, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Armonk, New York (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

(i) by tendering in cash, by certified or cashier’s check or by wire transfer payable to the order of the Company; or

(ii) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. Notwithstanding anything in this Warrant to the contrary, prior to obtaining the Exercise Approval, the Warrantholder may only exercise this Warrant in the manner permitted by Section 3(B)(ii) and upon any such exercise receive, in lieu of the shares of Common Stock, cash in an amount equal to the product of (x) the number of shares of Common Stock that would have been otherwise issuable and (y) the Market Price of the Common Stock on the trading day prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company, such amount being paid by certified or cashiers check or by wire transfer in same day funds no later than the third Business Day following such exercise; provided, however, that at its option, the Company may pay such amount in four quarterly payments, the first payment of which shall be made no more than three (3) Business Days following such exercise by the Warrantholder; provided, further, that each such quarterly payment shall not be for an amount less than 25% of the total amount of such aggregate payment obligation (except for the final payment), and in each case, plus interest computed at the Company’s borrowing rate under its revolving credit facility.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the

Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will, beginning at a time prior to the Exercise Approval and thereafter at all times, reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, including but not limited to those Shares issuable pursuant to Section 13 of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares after issuance. The Company will use commercially reasonable efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6. No Rights as Shareholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8.	Transfer/Assignment.

(A)	Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 2. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B)	Notwithstanding the foregoing, this Warrant and any rights hereunder, and any Shares issued upon exercise of this Warrant, shall be subject to the applicable restrictions as set forth in Section 4.2 of the Investment Agreement.

(C)	Notwithstanding anything herein to the contrary, nothing shall prevent any hedging transactions by the Warrantholder or its transferees.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication:

(A)

Common Stock Issued at Less than the Applicable Price. If the Company issues or sells any Common Stock other than Excluded Stock for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1)

the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable, provided, however, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (i) or (ii) of this Section 13(A):

(i)	In the case of the issuance or sale of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(ii)	In the case of the issuance or sale of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof, provided, however, that such per share fair value as determined by the Board shall not exceed the Applicable Price.

(iii)	In the case of the issuance of (1) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (2) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(1)	The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby.

(2)	The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(3)	On any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(4)	On the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale thereof, the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities.

(5)	If the Exercise Price and the number of Shares issuable upon exercise of this warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (1) or (2) of this Section 13(A)(iii).

(iv)	For the avoidance of doubt, (i) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent not purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall be subject to the provisions of this Section 13(A) and (ii) the Company’s issuance or sale of shares of Common Stock in the Rights Offering to the extent purchased by the Investor pursuant to Section 4.10 of the Investment Agreement shall not be subject to the provisions of this Section 13(A).

(B)	Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(C)	Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock, (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (excluding those referred to in Section 13(B)), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the fair market value (as reasonably determined by the Board) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D)	Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E)	Business Combinations. Subject to Section 14 of this Warrant, in case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or reclassification, shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled upon such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

(F)	Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

(G)	Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H)	Adjustment for Unspecified Actions. If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price for the Warrants and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Investor shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

(I)	Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(J)	Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(K)

No Impairment. The Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this

Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(L)	Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M)	Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. Change of Control. Upon the occurrence of a Preliminary Control Event, and by delivering written notice thereof to the Company, the Warrantholder may cause the Company to purchase any Warrant, in whole or in part, acquired hereunder that the Warrantholder then holds, at a valuation based on a computation of the option value of the Warrant using Black-Scholes calculation methods and making the assumptions described in the Black-Scholes methodology described in Exhibit A. Payment by the Company to the Warrantholder of such purchase price shall be due only upon the occurrence of the Change in Control and on the date of the occurrence of the Change of Control, subject to the mechanics described in the last paragraph of Exhibit A. At the election of the Company, all or any portion of such purchase price may be paid in Shares valued at the Market Price of a share of Common Stock as of (A) the last trading day prior to the date on which this payment occurs or (B) the first date of the announcement of such Preliminary Control Event (whichever is less), so long as such payment does not cause the Company to fail to comply with applicable New York Stock Exchange requirements or the requirements of any other Governmental Entities. To the extent that a payment in Common Shares would cause the Company to fail to comply with New York Stock Exchange rules, once the maximum number of Shares has been paid, the remainder of such purchase price may be paid in the form of cash. The Company agrees that it will not take any action resulting in a Preliminary Control Event in the absence of definitive documentation providing for such election right of the Warrantholder pursuant to this Section 14. Under no circumstances shall the Warrantholder be restricted from engaging in any hedging or derivative program reasonably necessary in the opinion of the Warrantholder to secure the option value of this Warrant so adjusted.

15. Contest and Appraisal Rights. Upon each determination of Market Price or fair market value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or fair market value, and the method and basis of determination thereof, as the case may be. If the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 15. In the event that a determination of Market Price, or fair market value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholder, whose determination of Market Price or fair market value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of fair market value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

16. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York and for all purposes shall be construed in accordance with and governed by the laws of New York, without giving effect to the conflict of laws principles.

17. Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys’ fees and expenses incurred in enforcing this Warrant.

18. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19. Notices. All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

20. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Restated Articles of Incorporation.

21. Entire Agreement. This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

[Copy]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated: February 6, 2008

MBIA INC.

By:	/s/ C. Edward Chaplin
Name:	C. Edward Chaplin
Title:	Vice President & Chief Financial Officer

Attest:

By:	/s/ Ram D. Wertheim
Name:	Ram D. Wertheim
Title:	Vice President, Secretary & General Counsel

Acknowledged and Agreed:

WARBURG PINCUS
X PARTNERS, L.P.

By:	Warburg Pincus X L.P., its general
partner
By:	Warburg Pincus X LLC, its general
partner
By:	Warburg Pincus Partners LLC, its sole
member
By:	Warburg Pincus & Co., its managing
member

By:	/s/ David Coulter
Name: David Coulter
Title: Managing Director

[Signature Page to B2-Warrant]

[Form Of Notice Of Exercise]

Date:

TO: MBIA Inc.

RE: Election to Subscribe for and Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be
Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

Exhibit A

Black-Scholes Assumptions

For the purpose of this Exhibit A:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (b) the offeror in the event of a tender or exchange offer, that could reasonably result in a Change of Control upon consummation.

Underlying Security Price:

In the event of a merger or acquisition, (A) in the event of an “all cash” deal, the cash per share offered to the Company’s shareholders by the Acquiror; (B) in the event of an “all stock” deal, (1) in the event of a fixed exchange ratio transaction, the product of (i) the average of the Market Price of the Acquiror’s common stock for the ten (10) trading day period ending on the day preceding the date of the Preliminary Control Event and (ii) the number of Acquiror’s shares being offered for one share of Common Stock and (2) in the event of a fixed value transaction, the value offered by the Acquiror for one share of Common Stock; (C) in the event of a transaction contemplating various forms of consideration for each share of Common Stock, the cash portion, if any, shall be valued as clause (A) above and the stock portion shall be valued as clause (B) above and any other forms of consideration shall be valued by the Company in good faith, without applying any discounts to such consideration.

In the event of all other Change of Control events, the average of the Market Price of the Common Stock for the five (5) trading day period beginning on the date of the Preliminary Control Event.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant at the time of the Preliminary Control Event.

Dividend Rate:	The Company’s annualized dividend yield as of the date of the Preliminary Control Event

Interest Rate:	The applicable U.S. 5-year treasury note risk free rate as of the date of the Preliminary Control Event

Model Type:	Black-Scholes

Exercise Type:	American

Put or Call:	Call

Trade Date:	The date of the Preliminary Control Event

Expiration Date:	Expiration Time

Settle Date:	The date of the Preliminary Control Event

Exercise Delay:	0

Volatility:	The average annual volatility over the last 3 years of the Common Stock as listed by Bloomberg L.P., as of the date of the Preliminary Control Event

- A1 -

Such valuation of the Warrant based on the Black-Scholes methodology shall not be discounted in any way. If the Warrantholder disputes such Black-Scholes valuation pursuant to this Exhibit A as calculated by the Company, the Company and the Warrantholder will choose a mutually-agreeable firm to compute the valuation of the Warrant using the guidelines above, and such valuation shall be final. The fees and expenses of such firm shall be borne equally by the Company and the Warrantholder.

The Company covenants that it will not close the Change of Control transaction or otherwise facilitate the closing of a tender or exchange offer as referenced above until giving the Warrantholder at least five (5) Business Days to sell or distribute the Common Stock to be received in an exchange and will cooperate with the Warrantholder to ensure that there is an effective registration statement available to facilitate such a sale during such five (5) Business Day period or an effective opportunity is provided in the case of a tender or exchange offer as referenced above to tender such shares in to the offer.

- A2 -

Exhibit E

RESTRICTED STOCK AWARD AGREEMENT

AGREEMENT made and entered into as of this 18th day of February, 2008 (the “Commencement Date”) between MBIA Inc., a Connecticut corporation (together with its successors and assigns, the “Company”), and Joseph W. Brown (the “Grantee”).

WITNESSETH:

WHEREAS, the Grantee has agreed to serve as the Chairman of the Company’s Board of Directors (“Chairman”) and as its Chief Executive Officer, and the Company desires that he continue such service until his Retirement Date;

WHEREAS, the Company desires to award shares of Common Stock, par value $1 per share, of the Company (“Shares”) to the Grantee as an inducement award for the Grantee agreeing to serve as the Company’s Chairman and Chief Executive Officer, contingent upon the achievement of performance objectives established by the Compensation and Organization Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) and subject to shareholder approval;

WHEREAS, the Company has determined that, in recognition of the Grantee’s employment by the Company, it is in the interest of the Company and its shareholders for the Grantee to be granted an award of Shares subject to the terms and conditions set forth herein, including, without limitation, the requirement that such Shares will only be and become vested upon the achievement of the performance conditions set forth herein;

WHEREAS, the Committee has determined to grant to the Grantee the number of Shares set forth below, subject to the terms and restrictions set forth herein; and

WHEREAS, the Grantee has agreed to purchase 359,000 Shares between the Commencement Date and June 30, 2008.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Grantee (together, the “Parties”) do hereby agree as follows:

1. Grant of Restricted Stock. Subject to shareholder approval as described in Section 4 below, and to the terms and conditions set forth in this Agreement, the Company shall grant to the Grantee the following number of Shares:

(a) on the date of such approval, 1,634,000 Shares; and

(b) on the first anniversary of the Commencement Date, subject to the Grantee’s employment not having ended prior to such anniversary, a number of Shares determined by dividing $5,000,000 by the average Market Value per Share for the 20 Trading Days immediately preceding such first anniversary.

Such Shares (“Restricted Stock”) shall be fully registered under the 1933 Act, and listed for trading on the New York Stock Exchange, in the case of the first grant no later than 30 days following the date of shareholder approval under Section 4 below, and in the case of the second grant no later than the date of grant. The Company shall, for so long as its shares are publicly traded, maintain the effectiveness of the registration statement(s) with respect to such Shares until the earlier of (i) the one-year anniversary of the date upon which all of the restrictions on transfer of the Restricted Stock set forth in Section 2(a) shall have terminated or lapsed, and (ii) the date upon which Grantee would otherwise have the ability to sell all of the restricted Stock without volume or other restrictions under the 1934 Act.

2. Vesting of Restricted Stock.

(a) Restricted Period. Except as provided in Sections 2(e) or 7 below, the Restricted Stock granted hereby may not be sold, assigned, transferred, pledged, hypothecated or otherwise directly or indirectly encumbered or disposed of except to the extent that (i) the Restricted Stock has become “vested” (i.e., become non-forfeitable) pursuant to Section 2(b) through 2(e) below and (ii) the Restricted Stock has been held by the Grantee until the later of (x) the fifth anniversary of the Commencement Date and (y) the first anniversary of the termination of the Grantee’s employment with the Company.

(b) Market Value Appreciation.

(i) Unless previously forfeited in accordance with Section 2(d) below, the Restricted Stock shall be and become fully vested as of the first date after the Commencement Date on which the average Market Value per Share over the 20 previous consecutive Trading Days has been at least $40 per Share. For avoidance of doubt, the second grant of Restricted Stock shall be fully vested upon grant if the foregoing condition has been satisfied prior to the date of grant.

(ii) If, upon the occurrence of (x) any Change of Control, (y) the Retirement Date or (z) the fifth anniversary of the Commencement Date (each, a “Trigger Date”), the Restricted Stock has not already become fully vested, a percentage of the Restricted Stock that is subject to each grant shall (to the extent not previously vested or forfeited) become vested in accordance with the Market Value results set forth in Table I below; provided that for purposes of applying Table I to the second grant of Restricted Stock, the “Value per Share”

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corresponding to 0% vesting shall be the larger of $16.20 and the 20-day average Market Value used to determine the size of such grant, while the “Value per Share” corresponding to 100% vesting shall remain at $40.00, with intermediate values determined by linear interpolation (so that if, e.g., such 20-day average Market Value is $20.00, the “Values per Share” in the left hand column of Table I would be deemed to be $20.00, $24.00, $28.00, $32.00, $36.00 and $40.00, respectively).

TABLE I

Value Per Share	Percentage Vested
$16.20 or less	0%
$20.96	20%
$25.72	40%
$30.48	60%
$35.24	80%
$40 or more	100%

(iii) For purposes of applying Table I, the “Value per Share” as of a Trigger Date shall be deemed to be (A) the average Market Value per Share for the 20 previous Trading Days (if such Trigger Date is not the date of a Change of Control) or (B) the Market Value per Share immediately prior to the occurrence of the Change of Control (if such Trigger Date is the date of a Change of Control). In addition, for purposes of applying Table I, intermediate levels of vesting shall be determined by linear interpolation (e.g., Market Value as of the Trigger Date of $28.10 will yield 50% vesting for the first grant of Shares). Subject to Section 2(d) below, Shares that do not vest upon the occurrence of a Change of Control prior to the fifth anniversary of the Commencement Date shall remain eligible for possible later vesting in accordance with the otherwise applicable terms of this Agreement.

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(c) Continued Vesting upon Certain Terminations of Employment. To the extent that the Restricted Stock shall not have previously become fully vested pursuant to Section 2(b) above or been forfeited pursuant to Section 2(d) below, the Restricted Stock shall continue to become vested under Section 2(b) above after the termination of the Grantee’s employment with the Company on the Retirement Date.

(d) Forfeiture Events. The Restricted Stock shall (to the extent not yet vested) be forfeited, and shall not thereafter vest, upon (i) a voluntary termination of Grantee’s employment with the Company by the Grantee (other than on the Retirement Date) or (ii) a termination of the Grantee’s employment by the Company for Cause; provided, however, that no termination of the Grantee’s employment with the Company (for any reason) occurring on or after the first Trigger Date shall have any impact on the vesting or forfeiture of the Restricted Stock. Additionally, any portion of the Restricted Stock that remains unvested after the fifth anniversary of the Commencement Date shall be forfeited and shall not thereafter vest.

(e) Equitable Adjustments. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, extraordinary cash dividend, stock dividend, distribution of stock or other property in respect of the Shares or other securities of the Company, or other change in corporate structure or capitalization affecting the Shares, the Board or a duly authorized committee thereof (the “Committee”) shall make appropriate adjustment(s) (x) to the calculation of Market Value, to the application of Table I above, and/or to other terms and conditions set forth in this Agreement, so as to avoid dilution or enlargement of the rights of the Grantee and of the economic opportunity and value represented by the Restricted Stock and (y) to the number of Shares remaining to be purchased by the Grantee pursuant to Section 3, and to the price to be paid for such Shares if purchased directly from the Company. If any Change of Control occurs, and notwithstanding anything in Section 2, Section 7, or elsewhere to the contrary, the Company shall have made arrangements, in respect of securities that the Grantee acquired pursuant to this Agreement and that either were vested prior to the occurrence of such Change of Control, or will become vested upon the occurrence of such Change of Control, that allow (or allowed) the Grantee to sell such securities in at least one of the following ways: (a) in the transaction (if any) that gives rise to such Change of Control, (b) in the open market upon, or prior to the occurrence of, such Change of Control, (c) for cash to the Company, upon the occurrence of such Change of Control, for their Market Value as of such occurrence, or (d) through a combination of (a), (b) and (c).

3. Purchase of Shares. The Grantee agrees to purchase 359,000 Shares between the Commencement Date and June 30, 2008 (or, if later, the 10th Trading Day following the occurrence of the Company’s 2008 annual meeting of shareholders). The Grantee shall

4

purchase such Shares either (x) directly from the Company at a price of $12.15 per share, (y) in the open market, or (z) through a combination of (x) and (y). The Company agrees to sell to the Grantee at a price of $12.15 per Share any Shares that the Grantee elects to purchase directly from the Company pursuant to the previous sentence. Shares purchased directly from the Company shall be fully registered under the 1933 Act not later than 30 days after the Commencement Date and shall be listed for trading on the New York Stock Exchange not later than 30 days after purchase.

4. Shareholder Approval. The grant of the Restricted Stock is conditioned upon the Company’s shareholders approving the grant by a majority of the votes cast at the Company’s 2008 annual shareholder meeting. The Company covenants and agrees to seek, and recommend, such approval at such annual meeting of shareholders,. In the event such shareholder approval is not obtained at the 2008 annual meeting, the Restricted Stock shall not be granted and this Agreement (other than Section 3, Section 6 and Section 14) shall be null and void, and neither Party shall (subject to the exceptions noted) have any rights with respect thereto.

5. No Right to Continued Employment; Post- Employment Restrictions.

(a) The grant of the Restricted Stock hereunder shall not be construed as granting to the Grantee any right of continued employment, and the right of the Company to terminate the Grantee’s employment at any time at will (whether by dismissal, discharge or otherwise) is specifically reserved.

(b) For the period during which the Grantee is employed with the Company and for five (5) years thereafter (or such shorter maximum period as permitted by applicable law), the Grantee shall not personally, other than in connection with performing services for the Company or any of its Subsidiaries: (i) directly or indirectly hire, solicit, or help another person to hire or solicit, any employee of the Company or any of its Subsidiaries away from the Company or any of its Subsidiaries, (ii) directly or indirectly induce or encourage any employee of the Company or any of its Subsidiaries to terminate employment with the Company or any of its Subsidiaries, (iii) directly or indirectly divert any business opportunity developed on behalf of the Company or any of its Subsidiaries for his own benefit or for the benefit of any of his future employers, (iv) directly or indirectly solicit any of the Company’s or its Subsidiaries’ customers to use the services of another entity in lieu of those of the Company or its Subsidiaries, (v) seek or accept employment with any entity that competes materially with any of the Company’s or its Subsidiaries’ substantial business operations; or (vi) otherwise engage in any activity that competes materially with any of the Company’s or its Subsidiaries’ substantial business operations. If any provision of this Section 5 is held to be invalid, illegal or

5

unenforceable in any respect under any applicable law or rule, such provision shall be subject to modification by the arbitrator referred to in Section 14 or the appropriate court, which shall modify this Section 5 to the minimum extent necessary to achieve such validity and enforceability.

6. Excise Tax. In the event that any payment or benefit made or provided to or for the benefit of the Grantee under this Agreement, or under any plan, agreement, program or arrangement of the Company or any of its affiliates or any entity effecting a change in control of the Company, (a “Payment”) is determined to be subject to any excise tax (“Excise Tax”) imposed by Section 4999 of the Code, the Company shall pay to the Grantee at or prior to the time any Excise Tax is payable with respect to such Payment (through withholding or otherwise), an additional amount which, after the imposition of all income, employment, excise and other taxes payable by the Grantee thereon, is equal to the sum of (i) the Excise Tax on such Payment plus (ii) any penalty and interest assessments associated with such Excise Tax. The determination of whether any Payment is subject to the Excise Tax and, if so, the amount to be paid by the Company to the Grantee and the time of payment pursuant to this Section 6 shall be made by an independent, nationally recognized United States public accounting firm (the “Auditor”) jointly selected by the Parties and paid by the Company. If the Parties cannot agree on the firm to serve as the Auditor, then the Parties shall each select one nationally recognized United States accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor, which firm shall not have acted in any way on behalf of the Company during the two years preceding its selection. The Parties shall cooperate with each other in connection with any proceeding or claim relating to the existence or amount of any liability for any Excise Tax. All expenses relating to any such proceeding or claim (including any attorneys’ fees and other expenses associated therewith) shall be paid by the Company promptly upon demand by the Grantee, and any such payment shall be subject to gross up in the event that the Grantee is subject to any income tax, employment tax or Excise Tax on it. In the event that the Grantee is entitled to a gross-up from the Company under the provisions of this Agreement and any other agreement or arrangement with the Company, the payment, if any, to be made in respect of any Excise Tax under this Section 6 shall not be in addition to or duplicative of any such other payment. All payments under this Section 6 shall be made within the time periods required by Treasury Regulation § 1.409A-3(i)(1)(v).

7. Nonassignability of Restricted Stock. The Restricted Stock is personal to the Grantee and, prior to the later of the fifth anniversary of the Commencement Date and the first anniversary of the termination of the Grantee’s employment with the Company, no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and no such rights shall be subject to execution, attachment or

6

similar process, except that the Restricted Stock may be transferred, in whole or in part, (i) by will or the laws of descent and distribution or (ii) to any Immediate Family Member or to any trust, the sole beneficiaries of which are the Grantee and/or his Immediate Family Members, or to any entity (including, without limitation, any corporation, partnership or limited liability company) in which the Grantee, his Immediate Family Members or trusts solely for the benefits of such persons hold all the beneficial interests, provided that such Immediate Family Members and/or trusts and/or other entities (and upon distribution their beneficiaries) are bound by the provisions of this Agreement. For purposes of this Agreement, the term “Immediate Family Member” shall mean the Grantee’s parents and spouse and any of the lineal descendants of the Grantee, his spouse or either of his parents (including, without limitation, descendants by adoption). Any person or entity to whom these Shares have been transferred in whole or in part in accordance with this Section 7 shall, to the extent of the transfer, succeed to the rights and obligations of the Grantee under this Agreement.

8. Rights as Stockholder. Except as otherwise provided in this Agreement, Grantee shall have, with respect to all Restricted Stock, the right to vote such Restricted Stock and the right to receive cash and other dividends, if any, as may be declared on the Restricted Stock from time to time. Any securities issued to or received by the Grantee in respect of Restricted Stock as a result of a stock split, a dividend payable in capital stock or other securities, a combination of shares or any other change or exchange of the Restricted Stock for other securities, by reclassification, reorganization, distribution, liquidation, merger or consolidation, or otherwise, shall be subject to the same restrictions on transfer and vesting, have the same status, and bear the same legend, as the Restricted Stock, unless otherwise determined by the Committee in a manner more favorable to the Grantee.

9. Legend. Until the vesting of Shares of Restricted Stock pursuant to Section 2 above and the removal of the transfer restrictions pursuant to Section 2(a)(ii) or 2(e) above, each certificate evidencing such Shares shall be registered in the Grantee’s name and shall bear the following legend: “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN MBIA INC. AND JOSEPH W. BROWN, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.” Promptly following the vesting of any Shares of Restricted Stock pursuant to Section 2 above and the removal of the transfer restrictions pursuant to Section 2(a)(ii) or 2(e) above, the Grantee shall be furnished certificate(s) that bear no such legend for any such Shares that have vested.

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10. Withholding. The Grantee agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirements (“tax obligations”) arising out of this Agreement. Such tax obligations may be satisfied in cash or, at the election of the Grantee, with vested Shares of Restricted Stock that have an aggregate Market Value on the date of vesting equal to the amount of taxes required to be withheld.

11. Amendment or Waiver. No provision of this Agreement may be amended unless such amendment is set forth in a writing that is signed by the Parties and that specifically identifies the provision(s) being amended. No waiver by any person of any breach of any condition or provision contained in this Agreement shall be deemed a waiver of any breach of a similar or dissimilar condition or provision at the same or any prior or any subsequent time. To be effective, any waiver must be in writing signed by the waiving person.

12. References and Headings. References herein to rights and obligations of the Grantee shall apply, where appropriate, to the estate or other legal representative of the Grantee or his successors and assigns as permitted under this Agreement, as the case may be, without regard to whether specific reference to such estate or other legal representative or his successors and assigns is contained in a particular provision of this Agreement. The headings of Sections contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

13. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (i) when delivered directly to the person concerned or (ii) three business days after being sent by postage-prepaid certified or registered mail or by nationally recognized overnight carrier, return receipt requested, duly addressed to the person concerned at the location indicated below (or to such changed address as such party may subsequently by similar process give notice of):

If to the Company, at the Company’s headquarters and to the attention of the Office of the Secretary, with a copy to Gibson, Dunn & Crutcher LLP, 1050 Connecticut Ave., NW, Washington, DC 20036, Attention: John F. Olson.

If to the Grantee, at the Company’s headquarters and to the attention of the Grantee, with a copy to Morrison Cohen, LLP, 909 Third Avenue, New York, New York 10022, Attention: Robert M. Sedgwick.

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If to a transferee permitted under Section 7, to the address (if any) supplied by the Grantee to the Company.

14. Resolution of Disputes. Any dispute or controversy arising out of or relating to this Agreement, the Grantee’s employment with the Company, or the termination thereof, shall be resolved by binding confidential arbitration, to be held in New York City before three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Each of the Parties shall be entitled to appoint one of the three arbitrators and the third arbitrator shall be appointed by the arbitrators appointed by the Parties. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The Company shall promptly pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by the Grantee (or his permitted successors and assigns) in resolving any claim raised in such an arbitration, other than any claim brought by the Grantee (or the Grantee’s permitted successors and assigns) that the arbitrator(s) determine to have been brought (i) in bad faith or (ii) without any reasonable basis.

15. The Company’s Representations. The Company represents and warrants that (i) subject to shareholder approval as described in Section 4 above, it is fully authorized by action of the Board and of the Committee (and of any other person or body whose action is required) to enter into this Agreement and to perform its obligations hereunder; (ii) the grant of the Restricted Stock and this Agreement have been approved in accordance with Rule 16b-3(d)(1) promulgated under the 1934 Act; (iii) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Company; and (iv) subject to shareholder approval as described in Section 4 above, upon the execution and delivery of this Agreement by the Company and the Grantee, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

16. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Affiliate”, when used in respect of a person or entity, shall mean any person or entity that (directly or indirectly) controls, is controlled by, or is under common control with, such person or entity.

(b) “Change of Control” shall mean the occurrence of any of the following events:

9

i) either (x) any Person, excluding Warburg Pincus and its Affiliates, becomes a “beneficial owner” (as such term is used as of the Commencement Date in Rule 13d-3, as promulgated under the 1934 Act) of 25% or more of the Voting Securities of the Company, measured either by number of securities or by voting power, or (y) Warburg Pincus and its Affiliates become the “beneficial owners” of 50% or more of the Voting Securities of the Company, so measured;

ii) a majority of the Board (or any successor governing body) consists of individuals other than Incumbent Directors, which term means the members of the Board who were serving on the Board on the Commencement Date, provided that any individual who becomes a member subsequent to that date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director for purposes hereof;

iii) the Board (or any successor governing body) adopts any plan of liquidation providing for the distribution of all or substantially all of the Company’s assets;

iv) the security holders of the Company approve a merger, consolidation, share or security exchange, division, sale or other disposition of all or substantially all of the business or assets of the Company (a “Corporate Event”), as a result of which the security holders of the Company immediately prior to such Corporate Event (the “Company Shareholders”) shall not hold, directly or indirectly, immediately following such Corporate Event, and in respect of Voting Securities they held immediately prior to such Corporate Event, a majority of the Voting Securities (measured both by number and by voting power) of (x) in the case of a merger or consolidation, the surviving or resulting entity, (y) in the case of a share or security exchange, the acquiring entity or entities or (z) in the case of a division or a sale or other disposition of all or substantially all of the Company’s business or assets, each surviving, resulting or acquiring entity; or

v) the Company ceases to be a “publicly held corporation” within the meaning of Section 162(m)(2) of the Code whose shares are listed, or eligible for sale, on a national securities exchange or national market system.

(c) “Cause” shall mean: (i) the Grantee is convicted of a felony involving moral turpitude or (ii) the Grantee engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties for the Company, resulting, in either case, in material economic harm to the Company or its Subsidiaries, unless the Grantee believed in good faith that such conduct was in, or not opposed to, the best interests of the

10

Company. Notwithstanding the immediately preceding sentence, Cause shall not exist for purposes of this Agreement unless the following procedural requirements have been complied with. The Grantee shall be given written notice by the Board of its intention to terminate his employment for Cause, which notice shall state in detail the particular circumstances that constitute the grounds on which the proposed termination for Cause is based. The Grantee shall have the right to have a timely hearing before the Board, and to present evidence to the Board in defense of such proposed termination and to be represented and assisted by counsel at such hearing. A determination that Cause exists may only be made upon a vote of two-thirds of the members of the Board (excluding the Grantee) after such hearing and only on the basis of the grounds set forth in the notice initially sent to the Grantee regarding such action.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a particular section of the Code shall be deemed to include any successor to such section.

(e) “Constructive Termination Without Cause” shall mean a termination by the Grantee of his employment with the Company on 30 days written notice given to the Company within 60 days following the occurrence, without his prior written consent, of any of the following events:

i) the failure to elect or reelect the Grantee as a member of the Board, or as Chairman and Chief Executive Officer, or the removal of him from any such positions other than in connection with an actual termination of employment by the Company for Cause in accordance with the provisions hereof;

ii) the assignment to the Grantee of duties or responsibilities that are not commensurate with the Grantee’s position as Chairman and Chief Executive Officer, or any material diminution in the Grantee’s duties or authorities as Chairman and Chief Executive Officer (other than as may be agreed from time to time by the Grantee in writing), or any change in the reporting structure so that the Grantee reports to any person or entity other than the Board; or

iii) any material breach of any material obligation of the Company to the Grantee, whether under this Agreement or otherwise, which breach is not cured by the Company within 10 business days of receipt by the Company of written notice thereof setting forth in reasonable detail the grounds on which such breach is alleged.

(f) “Disability” shall mean the Grantee’s inability, due to physical or mental incapacity, to substantially perform his duties and responsibilities as Chairman and Chief Executive Officer for a period of 180 consecutive days as determined by an approved medical

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doctor. For this purpose, an approved medical doctor shall mean a medical doctor selected by the Parties. If the Parties cannot agree on a medical doctor, each Party shall select a medical doctor and the two doctors shall select a third who shall be the approved medical doctor for this purpose.

(g) “Market Value”, when used with respect to the value of a security on a particular day, shall mean the closing price for which such security is purchased that day (or, if such day is not a Trading Day, on the most recent preceding Trading Day on which such a purchase occurred) on the principal national securities exchange or national market system on which such securities are then listed or eligible for sale (or, if such securities are not then listed or eligible for sale on any such exchange or market system, the value as determined by agreement between the Parties (without discount for illiquidity, lack of control, contractual restrictions, or the like), or, in the absence of such agreement, the value as determined in accordance with Section 14 above (again, without discount for illiquidity, lack of control, contractual restrictions, or the like).

(h) “1933 Act” shall mean the Securities Act of 1933, as amended.

(i) “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Person”, when used in the definition of a Change of Control, shall have the meaning ascribed to such term as of the Commencement Date in Section 3(a)(9) of the 1934 Act, as supplemented by Section 13(d)(3) of the 1934 Act; provided, however, that Person shall not include (i) the Company or any subsidiary of the Company or (ii) any employee benefit plan sponsored by the Company or any subsidiary of the Company.

(k) “Retirement Date” shall mean the date (if any) on which the Grantee’s employment with the Company terminates (x) by mutual written agreement of the Parties, (y) due to the Grantee’s death or Disability, or (z) in a termination by the Company not for Cause or by the Grantee is a Constructive Termination Without Cause.

(l) “Subsidiary”, when used in respect of a person or entity, shall mean any Affiliate of such person or entity that such person or entity (directly or indirectly) controls.

(m) “Trading Day” shall mean a day on which the New York Stock Exchange (or any successor thereto) is fully open for trading.

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(n) “Voting Securities”, when used in respect of an entity, shall mean all outstanding securities of that entity that entitle the holders thereof to vote to elect members of the entity’s board of directors (or similar governing body).

(o) “Warburg Pincus” means Warburg Pincus Private Equity X, Warburg Pincus LLC, and their Affiliates.

17. Successors.

(a) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors, heirs (in the case of the Grantee) and assigns.

(b) No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights and obligations may be assigned or transferred pursuant to a merger, consolidation or other combination in which the Company is not the continuing entity, or a sale or liquidation of all or substantially all of the business and assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the business and assets of the Company and such assignee or transferee expressly assumes the liabilities, obligations and duties of the Company as set forth in this Agreement. In the event of any merger, consolidation, other combination, sale of business and assets, or liquidation as described in the preceding sentence, the Company shall use its best reasonable efforts to cause such assignee or transferee to promptly and expressly assume the liabilities, obligations and duties of the Company hereunder.

18. Expense Reimbursement. Promptly upon presentation of reasonable supporting documentation, the Company shall pay (or reimburse the Grantee for) any expenses (including attorneys’ fees and other charges of counsel) reasonably incurred by him in connection with the negotiation, documentation and implementation of this Agreement.

19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut without regard to the principles of conflict of laws.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one document.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

MBIA INC.

By:	/s/ Kevin D. Silva
Name:	Kevin D. Silva
Title:	Chief Administrative Officer

GRANTEE

/s/ Joseph W. Brown
Joseph W. Brown

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ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 1, 2008

10:00 A.M.

CORPORATE HEADQUARTERS

113 King Street

Armonk, NY 10504

You can view the Annual Report and Proxy Statement on the Internet at http://investor.mbia.com.

113 King Street Armonk, NY 10504	Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of MBIA Inc. on May 1, 2008.

The undersigned hereby appoints Daniel P. Kearney and David M. Moffett and each of them the proxies and agents of the undersigned, each with power of substitution, to vote all shares of Common Stock of MBIA Inc. (“the Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at MBIA Inc., 113 King Street, Armonk, New York, on Thursday, May 1, 2008, at 10:00 A.M. (EST), and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting and hereby ratifying and confirming all that said proxies and agents or their substitutes or any of them may lawfully do by virtue hereof, upon the following matters, as described in the MBIA Inc. Proxy Statement, receipt of which is hereby acknowledged, and in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

See reverse for voting instructions.
COMPANY #

There are three ways to vote your Proxy.

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 4:00 p.m. (EST) on April 30, 2008.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/mbi/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 4:00 p.m. (EST) on April 30, 2008.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to MBIA Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ê    Please detach here    ê

The Board of Directors Recommends a Vote FOR Items 1-5.

1. Election of directors:	01 Joseph W. Brown	06 Laurence H. Meyer	☐ Vote FOR		☐ Vote WITHHELD
	02 David A. Coulter	07 David M. Moffett	all nominees		from all nominees
	03 Claire L. Gaudiani	08 John A. Rolls	(except as marked)
	04 Daniel P. Kearney	09 Richard C. Vaughan
	05 Kewsong Lee	10 Jeffery W. Yabuki

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approval of the right to exercise certain warrants issued to Warburg Pincus Private Equity X, L.P. and its affiliate for shares of MBIA Inc. common stock			☐ For	☐ Against	☐ Abstain

3. Approval of restricted stock awards for Joseph W. Brown			☐ For	☐ Against	☐ Abstain

4. Approval of Appointment of PricewaterhouseCoopers LLP as independent auditors.			☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐	Indicate changes below		Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.